UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒	Filed by a Party other than the Registrant ☐

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☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Cars.com Inc.
(Name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION
In accordance with Rule 14a-6(d) under Regulation 14A of the Securities Exchange Act of 1934, as amended, please be advised that Cars.com Inc. intends to release definitive copies of this Proxy Statement to stockholders beginning on or about April 25, 2025.

2	Cars.com Inc.	2025 Proxy Statement

CARS COMMERCE™

2025 Proxy Statement

AND NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Cars.com Inc. d/b/a Cars Commerce, Inc. 300 S. Riverside Plaza, Suite 1000 Chicago, Illinois 60606

Letter from our Chairman
Dear Fellow Stockholders:
On behalf of the Board of Directors and the senior management team, we are pleased to invite you to join the 2025 Annual Meeting of Stockholders of Cars.com Inc. d/b/a Cars Commerce, Inc. (“Cars Commerce”), which we will host as a virtual meeting on Wednesday, June 4, 2025, beginning at 9:30 a.m. Central Time. You may join at www.virtualshareholdermeeting.com/CARSCOMMERCE2025.
During the Annual Meeting, you will have the opportunity to vote on matters set forth in the accompanying Proxy Statement, as well as have the opportunity to ask questions. However, because your vote is important and we want to ensure that we record it promptly, we are requesting that you vote as soon as possible regardless of whether you plan to attend the Annual Meeting. For your convenience you may cast your vote for the Annual Meeting online, by telephone or by mail. On the Board of Directors’ behalf, I thank you for your investment and confidence in Cars Commerce.
Sincerely,

Scott E. Forbes
Chairman of the Board of Directors

4	Cars.com Inc.	2025 Proxy Statement

Date and Time
Wednesday, June 4, 2025
9:30 a.m. Central Time

Place
Online at
http://www.virtual
shareholdermeeting.
com/CARSCOMMERCE2025

Record Date
April 7, 2025
Notice of 2025 Annual
Meeting of Stockholders
To our stockholders, you are invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Cars Commerce.
At the Annual Meeting, we will ask you to consider the following proposals as more fully explained in the accompanying Proxy Statement:

Items of Business	Board Recommendation
Election of Directors (Page 20)	“FOR”
Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year 2025 (Page 63)	“FOR”
Advisory Approval of Executive Officer Compensation (Say on Pay) (Page 67)	“FOR”
Advisory Approval of the Frequency of Future Advisory Approval of Executive Officer Compensation (Say on Frequency) (Page 68)	“FOR”
Approval of the Amended and Restated Cars.com Inc. Omnibus Incentive Compensation Plan (Page 69)	“FOR”
Approval of an amendment to Amended and Restated Certificate of Incorporation of Cars.com Inc. to provide for Exculpation of Officers (Page 81)	“FOR”

In addition to these matters, we will conduct any other business that may properly come before the Annual Meeting. All stockholders are cordially invited to attend the Annual Meeting, which is a virtual meeting, by live webcast.
Stockholders of record as of the close of business on April 7, 2025, are entitled to receive notice of, to attend and to vote at the Annual Meeting, or any postponements or adjournments of the Annual Meeting.
WE ENCOURAGE YOU TO READ THE 2025 PROXY STATEMENT CAREFULLY AND TO VOTE IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS.
On April 25, 2025, we will begin mailing to our stockholders of record as of April 7, 2025 (other than those who previously requested electronic delivery or a full set of printed proxy materials), a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy materials, including this Proxy Statement. To reduce cost and environmental concerns, we have elected to take advantage of Securities and Exchange Commission (“SEC”) rules that allow companies to furnish their proxy materials via the Internet. The Proxy Statement, the proxy or voting instruction card, and our 2024 Annual Report are available at www.proxyvote.com. As more fully described in the Notice, all stockholders may choose to access these materials electronically or may request printed or emailed copies.

Cars.com Inc.	2025 Proxy Statement	5

Notice of 2025 Annual Meeting of Stockholders
It is extremely important that your shares are represented and voted at the Annual Meeting. Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. You are urged to follow the instructions in the proxy card to vote by mail, telephone or via the Internet. Voting now will not limit your right to change your vote or to attend the Annual Meeting. If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you received from the holder of record in order to vote your shares.
YOUR VOTE IS IMPORTANT!
Whether or not you plan to attend the Annual Meeting, please vote as soon as possible. It is extremely important that your shares be voted at the Annual Meeting
If voting in advance of the Annual Meeting, you may do so as follows

Vote by Internet	Go to www.proxyvote.com Follow instructions on the website. Vote by 11:59 p.m. Eastern Time on June 3, 2025
Vote by Telephone	Call 1-800-690-6903 Follow the recorded instructions. Vote by 11:59 p.m. Eastern Time on June 3, 2025
Vote by Mail	If you received a proxy card by mail, mark, sign, date and return the proxy card in the enclosed, postage-paid envelope.

If you do not vote in advance and instead plan to vote during the Annual Meeting, you may do so by entering the 16-digit control number found on your proxy card, Voting Instruction Form, or Notice, as applicable, at the time you log into the Annual Meeting at www.virtualshareholdermeeting.com/CARSCOMMERCE2025.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 4, 2025.
Our Proxy Statement and 2024 Annual Report are available on our Investor Relations website at https://investor.cars.com and at www.proxyvote.com. You may also request paper copies of these proxy materials free of charge by following the instructions for requesting such materials contained in the Notice.
Questions and Answers about the Annual Meeting
We encourage you to review the Questions and Answers about the Annual Meeting section for answers to common questions about the Annual Meeting, proxy materials, voting, and other related topics.
By Order of the Board of Directors,

Angelique Strong Marks
Chief Legal Officer and Corporate Secretary

April 25, 2025
Chicago, Illinois

6	Cars.com Inc.	2025 Proxy Statement

Cars.com Inc.	2025 Proxy Statement	7

Forward Looking Statements
This Notice of Annual Meeting and Proxy Statement contains “forward-looking statements” within the meaning of the federal securities laws. All statements other than statements of historical facts are forward-looking statements. These statements often use words such as “believe,” “expect,” “project,” “anticipate,” “outlook,” “intend,” “strategy,” “plan,” “estimate,” “target,” “seek,” “will,” “may,” “would,” “should,” “could,” “forecasts,” “mission,” “strive,” “more,” “goal” or similar expressions. Forward-looking statements are based on our current expectations, beliefs, strategies, estimates, projections and assumptions, experience in the industry as well as our perceptions of historical trends, current conditions, expected future developments, and other factors we think are appropriate. Such forward-looking statements are based on estimates and assumptions that, while considered reasonable by Cars Commerce and its management based on their knowledge and understanding of the business and industry, are inherently uncertain. While Cars Commerce and its management make such statements in good faith and believe such judgments are reasonable, you should understand that these statements are not guarantees of future strategic action, performance or results. Our actual results, performance, achievements, strategic actions or prospects could differ materially from those expressed or implied by these forward-looking statements. Given these uncertainties, you should not rely on forward-looking statements in making investment decisions.
To understand the most important factors that could cause our actual results to differ from our forward-looking statements, it is important to review our description of risk factors included in Part I, Item 1A, Risk Factors of our 2024 Annual Report on Form 10-K, in conjunction with the forward-looking statements in this Proxy Statement. Forward-looking statements speak only as of the date they are made, and we do not undertake any obligation, other than as may be required by law, to update or revise any forward-looking statement. The forward-looking statements in the Notice of Annual Meeting and Proxy Statement are intended to be subject to the safe harbor protection provided by the federal securities laws.
Website References
Website references throughout this document are provided for convenience only. The content on the referenced websites is not incorporated into this document.

8	Cars.com Inc.	2025 Proxy Statement

Corporate Governance
Cars Commerce designed its corporate governance to promote the long-term interests of our stockholders, strengthen the Board of Directors (the “Board”) and management accountability, provide strategic oversight and risk assessment, and engender public trust.
Key Governance Practices

Annual election for all directors; majority voting in uncontested director elections	An executive session for independent directors is included on the agenda of every regular Board meeting and regular committee meeting
Directors who do not receive the majority support based on the Majority Voting Standard must tender their resignation for consideration by the Board	One class of common stock, with each share carrying equal voting rights (a “one-share, one-vote” standard)
10 of 11 of our directors are independent (91%)	Annual “Say-on-Pay” Advisory Vote
All Board committees are comprised of independent directors and are chaired by independent directors	No Poison Pill
Independent Chairperson of the Board	Stock Ownership and Retention Policy for directors and executive officers
Separate Chairperson of the Board and Chief Executive Officer	Executive Compensation Clawback Policy
Annual Board and committee evaluations	Prohibition on hedging and restrictions on pledging Cars Commerce common stock

Board Leadership Structure
Cars Commerce has a separate Chairperson of the Board and Chief Executive Officer (“CEO”). Our Board believes that this leadership structure allows our CEO to focus on our strategy and day-to-day business, while allowing our Chairperson to lead our Board by providing advice to and independent oversight of management. The Board may consider alternative structures, as appropriate, over time. The Board believes that Cars Commerce and our stockholders are best served by the Board retaining discretion to determine the appropriate leadership structure.
The Chairperson’s responsibilities include:
•	ensuring that the Board effectively establishes and directs Cars Commerce’s strategic plan;
•	presiding over Board meetings and executive sessions;
•
serving as the liaison between Cars Commerce’s CEO, the executive team, and the Board with the caveat that all directors also have direct access to the CEO and the executive team, and vice versa, as they deem necessary or appropriate;

Cars.com Inc.	2025 Proxy Statement	9

Corporate Governance
•	approving the scheduling of Board meetings, the agenda and materials for each Board meeting and executive session;
•	calling meetings of the non-executive directors, if desired;
•
facilitating the Board’s review of the annual self-evaluation results at the request of the Environmental, Social and Governance Committee (“ESG Committee”), including acting on director feedback as needed; and

•	communicating with stockholders when appropriate.
Director Independence
The Board requires that a majority of its members are independent as defined by the New York Stock Exchange (“NYSE”) listing standards. Each year the members of the Board complete a Director and Officer Questionnaire that the ESG Committee reviews to determine evaluate director independence, if a director has a change in circumstances, such as a change in employment status, that could potentially impact the director’s independence or effectiveness, or if there is a circumstance that might impact the independence or effectiveness of one or more directors (such as an acquisition). Based on this review, the ESG Committee submits its recommendations regarding director independence to the Board, which then makes a determination with respect to each director.
The Board has determined that, except for Alex Vetter, our CEO, all directors, which include the Board Chair and all current members of the Audit Committee, Compensation Committee, and ESG Committee are independent as defined by the NYSE listing standards. Alex is not independent because of his employment as the CEO of Cars Commerce.
Board Size
The ESG Committee reassesses the suitability of the Board’s size at least annually. The Board currently has 11 members, with 10 independent non-employee directors and the CEO. If the ESG Committee recommends to the Board to modify the Board’s size, then the Board has authority pursuant to the Bylaws to implement such a change.
Board Tenure and Refreshment
We routinely assess the composition of our Board members to ensure that the Board members have the right combination of attributes, experiences, qualifications, and skills to create synergies and maximize the Board’s effectiveness. We believe Cars Commerce, our employees, and our stockholders benefit from both the continuity of longer-tenured directors and the fresh perspectives of newer directors. Cars Commerce does not currently have a specific term limit or a set retirement age for directors. Cars Commerce’s policy regarding director tenure and retirement is determined on a case-by-case basis depending upon various factors, including the age and experience of the director and history of service on the Board. Seven of our directors have served on the Board since 2017, three since 2018, and the most recent member joined in 2021. Accordingly, the average tenure of our directors is 7.3 years as of the date of the Annual Meeting.
Meeting Attendance
During 2024, our Board held five meetings, the Audit Committee held eight meetings, the Compensation Committee held six meetings and the ESG Committee held three meetings. While we do not have a formal attendance policy, each of our directors is expected to make every effort to attend all meetings of the board of directors, meetings of the committees of which they are members, and the Annual Meeting of Stockholders. Each director attended more than 75% of the total meetings of the Board and committees on which the director served. All directors attended the 2024 Annual Meeting of Stockholders.

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Corporate Governance
Executive Sessions
The Chair leads executive sessions of independent directors, without management, in connection with regularly scheduled Board meetings and as necessary. Similarly, committee chairs also lead executive sessions of independent committee members, without management, at the end of committee meetings and as necessary.
Director Service on Outside Boards and Other Commitments
We believe that our directors have the necessary time to fulfill their duties to our stockholders and that none of our directors are overboarded. While our directors bring a wealth of business and strategic experience from other business affiliations to our Board, each director must ensure that other existing and future commitments, including employment responsibilities and service on other public company boards, does not materially interfere or conflict with service as a director on our Board. The ESG Committee regularly reviews directors’ outside commitments and service on other public company boards to determine whether a director’s service creates any actual or potential material conflict of interest that impairs the director’s ability to effectively serve on our Board. None of our directors either serve as a public company executive officer while serving on more than two external public company boards or serve on more than four public company boards.
Board Oversight Roles
Strategic Oversight
The Board is responsible for Cars Commerce’s strategic direction and directing management’s implementation and execution of the strategy. While the Board oversees our strategic planning process, management is responsible for day-to-day operations and executing our strategy. During Board meetings and as circumstances require, the Board reviews and provides strategic feedback to the executive team’s detailed business and strategy updates. The Board engages with our executive officers regarding various strategic topics, including business operating strategy and initiatives, capital allocation, the competitive landscape, industry and economic trends, talent and culture, environmental, social, and governance (ESG) matters, and regulatory developments. Additionally, on an annual basis, the Board reviews and approves Cars Commerce’s annual financial plan and budget.
Risk Oversight
Our business faces various risks, including strategic, financial, legal, cybersecurity and information security, operational, and accounting risks. Identifying, managing and mitigating our exposure to these risks and effectively overseeing the risk management process is critical to our operational decision-making and annual planning processes. While management is responsible for the day-to-day management and mitigation of risk, our Board, acting directly and through its committees, is responsible for risk management oversight. As part of our overall risk oversight framework, our committees also oversee certain categories of risk associated with their respective areas of responsibility. Each committee regularly reports to the Board on its risk oversight activities and invites all members of the Board to committee meetings to discuss risks that the chair of that committee believes will benefit non-committee member directors.

Cars.com Inc.	2025 Proxy Statement	11

Corporate Governance
Our committees are charged with specific areas of risk oversight, summarized below.

Board of Directors
Overall identification, management and mitigation of risk, with a focus on strategic risks

Audit Committee	Compensation Committee	Environmental, Social, and Governance Committee

Oversees Cars Commerce’s financial statements, compliance with legal and regulatory requirements and corporate policies and controls, including controls over financial reporting, cybersecurity and information security, and the independent auditor and internal audit function
Oversees Cars Commerce’s compensation plans, including employee and director equity grants as well as senior management organization and succession planning
Oversees key non-financial regulatory risks; management policies and programs relating to environmental, social, and governance matters, Board effectiveness and independence, adherence to our corporate governance guidelines;
and other corporate
governance matters

Management

•
Responsible for the day-to-day management and mitigation of risk
•
Provides reports to the Board, the Audit Committee, and any other appropriate committee regarding key risks and the actions management has taken to monitor, control, and mitigate risks
•
Discusses and provides updates on business performance and progress on strategic plan

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Corporate Governance
To learn more about risks facing Cars Commerce, you can review the risks described in Item 1A. Risk Factors in the 2024 Annual Report on Form 10-K. The risks described in the Form 10-K are not the only risks Cars Commerce faces. Additional risks and uncertainties also may materially adversely affect our business, financial condition or results of operations in future periods.
Cybersecurity and Information Security Risk Oversight
At Cars Commerce, cybersecurity and information security risk management is of critical importance. Each employee at Cars Commerce has responsibility for the integrity of our information security and for adhering to our governance policies. The Audit Committee, on the Board’s behalf, provides strategic oversight for cybersecurity and information security risks, management and mitigation. The Information Security Team, which reports to the Product and Technology Team, provides the Audit Committee with regular updates at least quarterly regarding the effectiveness of Cars Commerce’s overall cybersecurity program and other cybersecurity related matters, which may include, Cars Commerce’s inherent cybersecurity risks, updates on recent cybersecurity threats and incidents, policies and practices, industry trends, regulatory developments, threat environment and vulnerability assessments, and specific and ongoing efforts to prevent, detect, and respond to internal and external cybersecurity threats. The Audit Committee Chair informs the Board of the outcome of these meetings through updates presented to the Board at regularly scheduled Board meetings and may on occasion invite members of the full Board for a comprehensive overview.
Our Chief Technology Officer and Senior Vice President of Information Security are responsible for managing Cars Commerce’s Information Security function. Our Information Security Team consists of highly skilled professionals with relevant information and cybersecurity education, certifications, and experience. The Information Security Team coordinates with the Cars Commerce Information Security Governance Committee, which includes senior business leaders who support Cars Commerce’s Information Security Management System based on their area of expertise. Cars Commerce’s Information Security Team, with the support of the Information Security Governance Committee, is responsible for assessing and managing material risks from cybersecurity threats and providing management direction and support for information security. Working together the teams initiate and control the implementation and operation of information security within Cars Commerce. For additional information relating to our Cybersecurity Risk Oversight, please see Item 1.C. Cybersecurity in our Annual Report on Form 10-K for the year ended December 31, 2024.

Cars.com Inc.	2025 Proxy Statement	13

Corporate Governance
Environmental, Social and Governance Oversight
The ESG Committee is responsible for reviewing and advising the Board and its committees on environmental, social and governance matters and assisting the Board with its oversight of Cars Commerce’s programs and practices related to such matters. Our Chief Legal Officer and Chief Communications Officer regularly meet with the Board and the ESG Committee to provide updates on legal and regulatory developments, proxy advisory firm recommendations, corporate giving and programming initiatives, and corporate governance practices to ensure that Cars Commerce remains compliant and responsive to evolving regulatory requirements and stockholder expectations.
Board Committees
Our Board has three standing committees: the Audit Committee, the Compensation Committee, and the ESG Committee. Each Committee Chair meets regularly with management during the year to discuss committee business, develop agendas, and facilitate efficient meetings. Each Committee operates under a written charter, a current copy of which is available on our Investor Relations website at https://investor.cars.com.
Committee Membership

Name	Audit Committee	Compensation Committee	ESG Committee
Scott Forbes		Chair
Jerri DeVard
Jill Greenthal(1)			Chair
Thomas Hale
Michael Kelly
Donald A. McGovern Jr.	Chair
Greg Revelle
Jenell Ross
Bala Subramanian
Alex Vetter
Bryan Wiener

(1)	From November 2023 to March 2024, Jill served as Interim Co-Chair of the Audit Committee.

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Corporate Governance
Information about our Committees

Audit Committee Committee Members Donald A. McGovern Jr. (Chair) Jill Greenthal Thomas Hale Michael Kelly Jenell Ross Bala Subramanian Bryan Wiener Number of meetings during 2024 8
The Audit Committee assists our Board in its oversight of Cars Commerce’s financial statements, compliance with legal and regulatory requirements and corporate policies and controls, including controls over financial reporting, information security and cybersecurity, and the independent auditor and internal audit function. The Audit Committee’s responsibilities include:

•
Accounting and Financial Reporting: overseeing the financial reporting process, including the integrity of our financial statements and internal controls;

•
Independent Auditor: reviewing and evaluating the independent auditor’s qualifications, performance, compensation and independence;

•
Internal Audit: overseeing the design, implementation and performance of the Cars Commerce’s internal audit function;

•
Transactions with Related Persons: reviewing and approving or ratifying related party transactions between Cars Commerce or our subsidiaries and related persons;

•
Policy Oversight: implementing policies with respect to risk assessment and management, including financial, data privacy and security (including cybersecurity), business continuity, and operational risks; and

•
Audit Committee Report: providing the annual Audit Committee Report.

Independence Determination

The Board has determined that all members of the Audit Committee satisfy the applicable audit committee independence requirements of the NYSE and are “non-employee directors” as defined under Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

Financial Literacy and Audit Committee Financial Expert

The Board has also determined that all members meet the NYSE’s financial literacy requirements, and that Don, Jill, Tom, Mike and Bryan qualify as an “audit committee financial expert” as defined by applicable SEC rules. The Chair of the Audit Committee is a Certified Public Accountant (“CPA”) with knowledge and experience in auditing financial matters.

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Corporate Governance

Compensation Committee Committee Members Scott Forbes (Chair) Jerri DeVard Michael Kelly Donald A. McGovern, Jr. Greg Revelle Bala Subramanian Number of meetings during 2024 6
The Compensation Committee is responsible for providing guidance and oversight regarding Cars Commerce’s compensation philosophy, director and executive officer compensation, and compensation plans, policies, and programs.

The Compensation Committee’s duties and responsibilities include:

•
Director Compensation: periodically reviewing and recommending to the Board the appropriate level and manner of compensation for directors, including equity-based compensation;

•
CEO Compensation: annually reviewing and approving corporate goals and objectives relevant to CEO compensation, evaluating the CEO’s performance considering those goals and objectives and determining and approving the CEO’s compensation level based on this evaluation;

•
Executive Officer Compensation: periodically reviewing and approving the annual base salaries, short-term incentive, long-term incentive, equity awards and other forms of compensation for executive officers;

•
Compensation Plans: reviewing and approving all Cars Commerce equity-based compensation plans and administering our Omnibus Incentive Compensation Plan, including approving equity grants to employees;

•
Compensation Risk Management: reviewing and overseeing the risk assessment of Cars Commerce’s compensation programs and advising the Audit Committee of financial risks related matters arising from, or relating to, Cars Commerce’s compensation programs, and reporting the same to the Board;

•
Organization and Succession Planning: together with the ESG Committee, annually reviewing Cars Commerce’s Organization and Succession Plan for our CEO and executive officers; and

•
Compensation Committee Report: providing the annual Compensation Committee Report.

Independence Determination

The Board has determined that all members of the Compensation Committee are independent under the NYSE requirements and are “non-employee directors” as defined under Rule 16b-3 of the Exchange Act.

Compensation Committee Interlocks and Insider Participation

During 2024, the members of the Compensation Committee were Scott Forbes (Chair), Jerri DeVard, Michael Kelly, Donald A. McGovern, Jr., Greg Revelle, and Bala Subramanian. No Compensation Committee member has ever been an officer or employee of Cars Commerce. No executive officer of Cars Commerce currently serves, or during the past year has served, as a member of the board of directors of any other entity that has one or more executive officers serving on our Board or Compensation Committee.

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Corporate Governance

Environmental, Social and Governance Committee Committee Members Jill Greenthal (Chair) Jerri DeVard Scott Forbes Thomas Hale Greg Revelle Jenell Ross Bryan Wiener Number of meetings during 2024 3
The ESG Committee assists our Board in overseeing environmental, social, and governance matters that are relevant to Cars Commerce’s business and devoting appropriate attention and effective response to stockholder concerns regarding such matters.

The ESG Committee’s duties and responsibilities include:

Environmental

•
overseeing progress and advising the Board on Cars Commerce’s environmental and climate-related goals and initiatives and Cars Commerce’s position in independent rating systems;

•
maintaining oversight of communications on environmental sustainability matters, including climate-related risks and opportunities, and working with management to collect feedback on stockholder concerns related to environmental sustainability;

Social

•
reviewing and discussing with management the human capital management matters relevant to Cars Commerce’s employees, including workplace health and safety, employee engagement, experience and representation, and policies promoting such outcomes;

•
overseeing and reviewing Cars Commerce’s policies on community involvement and corporate charitable activities;

Governance

•
overseeing Cars Commerce’s corporate governance policies and practices;

•
assisting the Board by identifying qualified director candidates;

•
recommending Board committee appointments and chairs; and

•
leading the Board in its annual review of the performance of management and of the Board itself and its committees.

Organization and Succession Planning: the ESG Committee, together with the
Compensation Committee annually reviews Cars Commerce’s Organization and Succession Plan

Independence Determination

The Board has determined that all members of the ESG Committee are independent under NYSE requirements and are “non-employee directors” as defined under Rule 16b-3 of the Exchange Act.

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Corporate Governance
Cars Commerce published its Corporate Social Responsibility and Community Action Report in conjunction with this Proxy Statement, which provides a summary of our approach to corporate social responsibility. A copy of the Corporate Social Responsibility and Community Action Report is available on our website at https://investor.cars.com/csr. Information on our website, including the Corporate Social Responsibility and Community Action Report, is not incorporated by reference in or otherwise considered a part of this Proxy Statement.
Building a Reflective Workforce
Cars Commerce believes building a workforce that is reflective of the world in which we live, and as important its total addressable market, strengthens our business performance, improves our ability to recruit high performers and market disrupters, and provides us with the insight to relate and respond to the market. For details regarding our workforce demographics visit our Corporate Social Responsibility and Community Action Report available on our website at https://investor.cars.com/csr.
Corporate Governance Documents
Cars Commerce is committed to strong corporate governance because we believe that it is essential to creating long-term stockholder value. Aligned with that belief, Cars Commerce, with the oversight of the Board, has developed a strong governance program composed of corporate governance policies that our Board has approved and adopted through resolutions and a robust compliance training program. No less than annually, the Board working with our executive team reviews the corporate governance policies and revises them as appropriate to ensure that the policies continue to reflect our corporate governance objectives and best practices. Cars Commerce’s governance policies include our Code of Conduct, Corporate Governance Guidelines and Insider Trading Policy.
Governance Guidelines of the Board of Directors
The Board has adopted Corporate Governance Guidelines to serve as a framework to aid the Board in effectively conducting its business. The Corporate Governance Guidelines cover many of the policies and practices discussed in this Proxy Statement. The ESG Committee reviews the Corporate Governance Guidelines annually and recommends changes to the Board for consideration and approval as necessary or appropriate in response to changing regulatory requirements, evolving best practices and other considerations.
Code of Conduct
The Cars Commerce Code of Conduct embodies our expectations on several topics including conflicts of interest, fair dealing, compliance with laws, rules, and regulations, including but not limited to applicable antitrust, anti-bribery and anti-corruption laws, protection of company assets, and protection of confidential information. Our credibility and reputation depend upon the sound judgment, ethical behavior and personal integrity of each director, executive officer and employee. Unethical or illegal business conduct destroys trust, exposes us to legal liability and significant financial loss, and damages the very reputation for excellence we have worked hard to build. Cars Commerce requires employees to not only adhere to the Code of Conduct but to also report any conduct that they believe in good faith to be an actual or apparent violation of our Code of Conduct, our policies or laws or regulations.
Insider Trading Policy
Cars Commerce has adopted an Insider Trading Policy that governs the purchase, sale, and/or other dispositions of our securities by directors, officers, employees and Cars Commerce itself. The Insider Trading Policy prohibits directors, executive officers, employees and Cars Commerce itself from trading in Cars Commerce securities while in possession of

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Corporate Governance
material, non-public information about Cars Commerce, and from trading any Cars Commerce derivatives (e.g., put or call options), engaging in short sales or otherwise engaging in hedging activities, and pledging of Cars Commerce securities. Cars Commerce ensures that its Board and its employees are aware of this policy and provides notification to the Board and employees regarding the open and closed window for them to trade in Cars Commerce securities. We believe that our Insider Trading Policy and procedures are reasonably designed to promote compliance with insider trading laws, rules and regulations, and applicable listing requirements.
Compliance Training
To foster a strong culture of compliance and ethics, we require all Cars Commerce employees upon joining Cars Commerce and annually thereafter to complete compliance training in accordance with governing law and aligned with our governance policies. The training courses, which require the employees to pass an assessment to ensure their understanding and to review and acknowledge our governance documents, provide training on our Code of Conduct, including employment laws, insider trading, anti-harassment, employment discrimination and our cybersecurity protocol. Additionally, Cars Commerce requires key employees to complete quarterly assessments/certifications to ensure that there have not been any violations of the Code of Conduct, which includes anti-corruption and business ethics, laws or regulations, suspected fraud or improper activity that has not been reported. This policy and procedures are set forth in the Cars.com Inc. Insider Trading Policy, which is filed as Exhibit 19.1 to the Annual Report. We comply with insider trading laws, rules and regulations and any applicable listing standards in any transactions involving our own securities.
Where to Find Governance Documents
Cars Commerce publishes its corporate governance documents for the public to view. You may visit our website at https://investor.cars.com to learn more about our corporate governance practices and to access our Bylaws, Certificate of Incorporation, Committee Charters and director and management biographies as well as the following policies:

Environmental Policies	• Environmental Compliance and Climate Change Policy
Social Policies	• Labor Rights and Human Rights Policy • Supplier Code of Conduct
Governance Policies and Structure	• Clawback Policy • Code of Conduct • Corporate Governance Guidelines • Ethic Reporting Guidelines • Insider Trading Policy

Cars.com Inc.	2025 Proxy Statement	19

Proposal One:
Election of Directors
The Board, acting upon the recommendation of the ESG Committee, has nominated the following 11 directors for re-election to the Board.
• Scott Forbes • Jerri DeVard • Jill Greenthal • Thomas Hale • Michael Kelly • Donald A. McGovern Jr.	• Greg Revelle • Jenell Ross • Bala Subramanian • Alex Vetter • Bryan Wiener
Stockholders elect our directors annually and the directors must receive a majority of the votes cast by stockholders. Stockholders elected each of the director nominees at the 2024 Annual Meeting. If elected, each director-nominee will hold office until the 2026 Annual Meeting and until his or her successor is elected and qualified. If any nominee should become unavailable for election, our Board may designate a substitute nominee, in which the Cars Commerce designated proxy will vote the shares represented by proxies at the Annual Meeting for such substitute nominee unless the stockholder has indicated an instruction to the contrary on the proxy card. We have no reason to believe that any of the director nominees will be unable or unwilling to serve if elected.
The Board believes that the combination of the qualifications and experiences of the director nominees will contribute to an effective and well-functioning board and that the director nominees possess the relevant skills and capacity to provide effective oversight of the business and counsel to management to advance our long-term strategy and oversee the interests of our stockholders.
We provide further information on the Board’s composition, as well as each nominee’s qualifications and relevant experience on the following pages.

VOTE

The Board, upon recommendation of the ESG Committee, unanimously recommends that stockholders vote FOR the election of each of the nominees for director.
Director Nomination Process
Our Board believes that an appropriate balance of skills, attributes and experience is important for an effective board of directors. The ESG Committee is responsible for the governance of establishing director qualification criteria and identifying the key competencies, skills and desired areas of expertise for the Board. The ESG Committee does not have a formal process for identifying or evaluating nominees, but it informally solicits and considers recommendations from a variety of sources, including other directors, members of the community, stockholders, and professionals in the automotive industry and other industries. Similarly, the ESG Committee does not prescribe any specific or minimum qualifications or skills that a

20	Cars.com Inc.	2025 Proxy Statement

Proposal One: Election of Directors
nominee must possess, although it evaluates potential director nominees utilizing a number of criteria and considerations. When evaluating potential directors for nomination to the Board, the ESG Committee considers, among other factors, the candidate’s: (i) demonstrated ability, as evidenced by significant accomplishment in the candidate’s field, to contribute meaningfully to the Board’s oversight of Cars Commerce’s business and affairs; (ii) reputation for honesty and ethical conduct in the candidate’s personal and professional activities; (iii) specific experience and skills, industry background and knowledge relevant to Cars Commerce’s strategic needs; and (iv) breadth of experience and perspectives.
The ESG Committee believes that a board composed of varied backgrounds and experiences will enhance the quality of the Board’s discussions and decision-making process and expand the Board’s understanding of the needs and viewpoints of our customers, partners, employees and other stakeholders. The ESG Committee regularly reviews and evaluates the Board’s composition to determine whether the Board requires skills or experience not currently represented on the Board. If, as part of its ongoing review and evaluation, the ESG Committee or the Board determines that it requires any additional directors, Cars Commerce’s Amended and Restated Bylaws (the “Bylaws”) permit the Board to expand the size of the Board and appoint persons to fill any resulting vacancies without the need for stockholder action. Stockholders can make recommendations to the ESG Committee for consideration as candidates for Board election at the Annual Meeting. Stockholder nominees will be evaluated using the same criteria for director selection as management nominees. We have outlined the deadlines and requirements for stockholder nominations of Board candidates for consideration at the Annual Meeting in the Questions and Answers about the Annual Meeting section.
Majority Voting Standard and Director Resignation Policy
Our Bylaws provide that, in an uncontested election of directors, each director must receive the majority of the votes cast with respect to that director. If a director does not receive a majority vote, he or she must submit a letter of resignation to the Board. The ESG Committee will make a recommendation to the Board as to how the Board should respond to the letter of resignation. The Board will act on the resignation taking into account the recommendation of the ESG Committee, which would include consideration of the vote and any relevant input from stockholders. The Board will publicly disclose its decision and its rationale within 90 days of the certification of the election results. The director who tenders his or her resignation will not participate in the Board or ESG Committee or Board’s decision regarding the resignation.
Board Composition and Experience
Board Background
Our Board recognizes the value of directors with varied opinions, perspectives, personal and professional experiences, and backgrounds. We believe the judgment and perspectives offered by a board of directors reflective of the world and our total addressable market improves the quality of decision-making and enhances Cars Commerce’s business performance. Cars Commerce is committed to having a Board and a workforce that reflects the world in which it operates, its stockholders, customers and consumers. Currently, our Board is composed of 73% men (8) and 27% women (3). Our Board is also 73% White (8), 18% African American (2), and 9% Asian (1). 55% of our Board is under the age of 60 (6), 36% (4) is between the ages of 60 and 70, and 9% (1) is over 70 years old.

Cars.com Inc.	2025 Proxy Statement	21

Proposal One: Election of Directors
Skills Matrix
The Board’s combination of backgrounds, skills, and experiences makes the Board well-equipped to exercise oversight responsibilities on our stockholders’ behalf. The following tables highlight the key skills, qualifications, experiences, and attributes that each director nominee brings to our Board. The skills matrix is a summary, and it is not a complete description of all the key skills, qualifications, attributes, and experience of each director. Director nominees developed competencies in these skills through education, direct experience, and oversight responsibilities.

	Forbes	DeVard	Greenthal	Hale	Kelly	McGovern	Revelle	Ross	Subramanian	Vetter	Wiener
EXECUTIVE LEADERSHIP EXPERIENCE
Public or Private Company CEO Experience
Executive Leadership
RELEVANT BUSINESS EXPERIENCE
Marketplace
Digital/Internet
Marketing/Advertising
Automotive
Retail
Strategic Planning
Cybersecurity/Technology
Artificial Intelligence
FINANCIAL EXPERIENCE
Financial Expert
Capital Markets/M&A
Risk Management

Board Evaluations
The Board recognizes that a robust and constructive evaluation process is an essential part of good corporate governance and board effectiveness. As such, the Board conducts an annual evaluation intended to determine whether the Board, each of its committees, and individual directors are functioning effectively and to provide the Board with an opportunity to reflect upon and improve processes and effectiveness. The ESG Committee guides our annual evaluation to elicit the views of all directors about Board effectiveness, areas of improvement, collaboration with management, current business strategy and whether steps should be taken to improve the performance of the Board and its committees. The Board Chair generally conducts the evaluations and then reports to the full Board, which then considers the results and ways to enhance the Board’s processes and effectiveness.

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Proposal One: Election of Directors
2025 Director Nominees
Director since 2017 Independent COMMITTEES: Compensation, Chair ESG	Scott Forbes Age 67
Scott has three decades of board chair experience primarily focused on online marketplace brands. Scott has had significant board experience with companies in the online marketplace and digital commerce businesses.

Background

•
Scott’s executive experience includes several senior leadership positions during his 15 years at Cendant Corporation and its predecessor HFS Inc., which were formerly leading providers of travel and real estate services operating in more than 100 countries.
•
Scott currently serves as Chairman of Auction Technology Group plc, an online marketplace serving buyers and sellers of arts, antiques as well as industrial and commercial merchandise.
•
Scott previously served as Chairman of Rightmove plc, the UK’s largest online real estate marketplace, from 2005 to 2019 and Ascential plc, a global specialist ecommerce and events business from 2016 through its sale to Informa plc in October 2024.
•
Scott holds a B.S. from Rutgers University.

Other Public Company Board Experience:
	Current Auction Technology Group plc (2021 – Present)	Within past five years Ascential plc (2016 – 2024)

Cars.com Inc.	2025 Proxy Statement	23

Proposal One: Election of Directors
Director since 2017 Independent COMMITTEES: Compensation ESG	Jerri DeVard Age 66
Jerri has more than 30 years of extensive marketing, e-Commerce, brand management and leadership experience at large global brands with in-depth knowledge of strategic, operational and financial aspects of integrated and online marketing along with expertise in brand management, customer engagement and e-Commerce.

Background

•
Jerri served as Executive Vice President and Chief Customer Officer of Office Depot, Inc., an office supply retailing company, from 2018 to 2020.
•
Jerri previously served as Senior Vice President and Chief Marketing Officer at The ADT Corporation from 2014 to 2016.
•
Jerri also served as Executive Vice President and Chief Marketing Officer at Nokia Corporation from 2011 to 2012.
•
Jerri has held senior marketing roles at Verizon Communications Inc., Citibank N.A., Revlon Inc., Harrah’s Entertainment, the NFL’s Minnesota Vikings and The Pillsbury Company.
•
Jerri was also principal at DeVard Marketing Group, a firm specializing in digital and multicultural branding and marketing strategies.
•
Jerri is also the founder of the Black Executive CMO Alliance (“BECA”), an alliance designed to champion corporate diversity and build the next generation of C-suite marketing executives.
•
Jerri holds an M.B.A. from Atlanta University Graduate School of Business and B.A. from Spelman College.

Other Public Company Board Experience:
	Current Dow Inc. (2022 – Present) Root, Inc. (2020 – Present) Under Armour, Inc. (2017 – Present)	Within past five years N/A

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Proposal One: Election of Directors
Director since 2017 Independent COMMITTEES: ESG, Chair Audit	Jill Greenthal Age 68
Jill has more than 30 years of financial and investment banking experience in mergers and acquisitions, corporate finance, and highly structured transactions.
Background

•
Jill was a Senior Managing Director and Senior Advisor at Blackstone in their advisory and private equity business from 2007 until her retirement in 2022.
•
Jill also held leadership positions in Investment Banking at Credit Suisse First Boston, Donaldson, Lufkin & Jenrette, and Lehman Brothers.
•
Jill holds an M.B.A. from Harvard Business School and B.A. from Simmons University.

Other Public Company Board Experience:
	Current TaskUS, Inc. (2022 – Present)	Within past five years Akamai Technologies, Inc. (2007 – 2022) Houghton Mifflin Harcourt (2012 – 2022) Flex, Ltd. (2018 – 2020)
Director since 2017 Independent COMMITTEES: Audit ESG	Thomas Hale Age 56
Tom has extensive expertise with online marketplaces, subscription businesses, and product and technology operations, as well as financial expertise and significant management, leadership and operational experience gained through his leadership positions at multiple successful online companies.

Background

•
Tom is the Chief Executive Officer of ŌURA Health Oy, a health technology company, known for the Oura Ring, a smart ring used to track sleep and physical activity.
•
From 2016 to 2022, Tom was President of Momentive, an agile experience management company, and the makers of GetFeedback and SurveyMonkey.
•
Tom also served as Chief Operating Officer of HomeAway, an internet marketplace for vacation rentals from 2010 to 2015.
•
Tom holds a B.A. from Harvard University.

Other Public Company Board Experience:
	Current N/A	Within past five years N/A

Cars.com Inc.	2025 Proxy Statement	25

Proposal One: Election of Directors
Director since 2018 Independent COMMITTEES: Audit Compensation	Michael Kelly Age 67
Mike brings 40 years of experience in advertising technology, digital transformation, and delivering quality content to consumers across all media platforms.
Background

•
Mike is currently the Co-Founder of Kelly Newman Advisors, an advisory and investment firm which specializes in media, marketing, advertising and related technology, and has served as its Chief Executive Officer since its formation in September 2016.
•
Mike previously served as President and Chief Executive Officer of The Weather Channel Companies from 2009 to 2012.
•
Mike also previously served as President of AOL Media Networks, a division of Time Warner, Inc. from 2004 to 2007 and President of Global Marketing for Time Warner Inc. from 2002 to 2004.
•
Mike holds a B.A. from the University of Illinois at Urbana-Champaign.

Other Public Company Board Experience:
	Current N/A	Within past five years N/A
Director since 2017 Independent COMMITTEES: Audit, Chair Compensation	Donald A. McGovern Jr. Age 74
Don brings wide-ranging operational, financial, accounting, audit, restructuring, divestiture, mergers and acquisitions and risk management experience gained through more than 45 years of financial and accounting experience.

Background

•
In June 2013, Don retired from PricewaterhouseCoopers (“PwC”) following a 39-year career with the firm.
•
While at PwC, Don served as Vice Chairman and Global Assurance Leader and was responsible for risk management oversight for the Assurance Practice for all PwC territories. Prior to this role, he was lead director for PwC’s US Board of Partners, a member of the PwC Global Board of Partners and managing partner of PwC’s San Jose/Silicon Valley practice.
•
Don is a member of the American Institute of Certified Public Accountants and is currently licensed in California, Illinois and New York.
•
Don holds an M.B.A. from DePaul University and B.A. from Marquette University.

Other Public Company Board Experience:
	Current N/A	Within past five years 180 Life Sciences (2020 – 2023)

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Proposal One: Election of Directors
Director since 2017 Independent COMMITTEES: ESG Compensation	Greg Revelle Age 47
Greg brings senior leadership expertise in digital transformation, brand positioning, media, customer strategy and traffic generation, as well as sophisticated analytics capabilities and automotive marketing experience gained across industries.

Background

•
Greg is the CEO and Founder of Revatek.
•
Greg previously served as the Chief Commercial Officer at Cap Hill Brands from 2022 to 2024.
•
Prior to joining Cap Hill Brands, Greg was the Chief Marketing Officer for Kohl’s from 2019 to 2022 and was responsible for the marketing organization and overall marketing strategy, including the company’s focus on driving customer engagement through analytics, enhancing the loyalty platform, accelerating customer traffic and continuing to build Kohl’s overall brand position.
•
Prior to joining Kohl’s, Greg was the Chief Marketing Officer at Best Buy from 2015 to 2017.
•
Greg also served as Chief Marketing Officer at AutoNation from 2012 to 2014; Vice President of worldwide online marketing at Expedia from 2009 to 2012; and as an investment banker at Credit Suisse from 2000 to 2003.
•
Greg holds an M.B.A from Harvard Business School and B.A. from Princeton University

Other Public Company Board Experience:
	Current N/A	Within past five years N/A
Director since 2021 Independent COMMITTEES: Audit ESG	Jenell R. Ross Age 55
Jenell brings valuable insights to the Board through her years of leadership in the automotive industry and the many public, civic and charity boards on which she is involved, and her real-world experience as a successful dealer and owner-operator further enhances the perspectives of our Board.

Background

•
Jenell is the President of the Bob Ross Auto Group in Centerville, Ohio, a position she has held since 2010.
•
Jenell holds a B.A. from Emory University
•
Jenell also completed the General Motors Dealer Management Development Program and National Automobile Dealers Association Dealer Candidate Academy.

Other Public Company Board Experience:
	Current Hub Group, Inc. (2020 – Present)	Within past five years N/A

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Proposal One: Election of Directors
Director since 2018 Independent COMMITTEES: Audit Compensation	Bala Subramanian Age 53
Bala brings more than 16 years of leadership and management experience in digital transformations and building out best-in-class consumer experiences in competitive environments.
Background

•
Bala serves as Executive Vice President (EVP) and Chief Digital and Technology Officer at UPS and is responsible for leading the company’s digital transformation to enhance customer and employee experiences, build digital fluency and improve organizational agility.
•
Prior to joining UPS, Bala served as Chief Digital Officer at AT&T from 2018 to 2022 where he led the transformation of customer and employee experiences across all company touchpoints.
•
Bala also served as Chief Digital Officer at Best Buy from 2017 to 2018 and was part of the senior leadership team involved in the company’s digital transformation.
•
Earlier in his career, Bala served in technology leadership roles at T-Mobile U.S.A. Inc. and Ericsson.
•
Bala holds his M.B.A. from the Fuqua School of Business at Duke University, a M.S. from the University of Oklahoma, and a B.A. from the University of Madras

Other Public Company Board Experience:
	Current N/A	Within past five years Ahold Delhaize (2021 – 2023)
Director since 2017	Alex Vetter Age 54
Alex serves as the CEO of Cars Commerce. Alex is one of the founding members of Cars.com, and since becoming CEO in 2014, has taken Cars Commerce public and transformed the business model from an online listings and content provider to a technology platform powering innovative solutions and frictionless omni-channel experiences for the automotive industry.

Background

•
Prior to serving as CEO, Alex served in several senior management roles for Cars Commerce spanning multiple functional areas.
•
From 2006 until 2014, Alex served as Senior Vice President and Chief Operating Officer at Cars.com Inc.
•
Prior to Cars Commerce, Alex served as Manager of Business Development of Classified Ventures from 1997 to 1998, and as Business Development Manager of Tribune Interactive/Tribune Media Services from 1996 to 1997.
•
Alex holds a B.A. from Providence College.

Other Public Company Board Experience:
	Current N/A	Within past five years N/A

28	Cars.com Inc.	2025 Proxy Statement

Proposal One: Election of Directors
Director since 2018 Independent COMMITTEES: Audit ESG	Bryan Wiener Age 54
Bryan is an entrepreneur and CEO who is experienced in successfully transforming and growing digital technology and advertising companies in highly disruptive environments.
Background

•
Bryan is currently the CEO of Profitero, Inc. a leading global enterprise eCommerce SaaS analytics platform, where he has served since 2020.
•
Bryan previously served as CEO of Comscore, Inc., a global leader in cross-platform audience and advertising measurement from 2018 to 2019 and served as a member of the board of directors from 2017 to 2019.
•
Prior to joining Comscore Inc., Bryan co-founded and was co-CEO of Innovation Interactive, the parent company of award-winning digital agency 360i and search marketing SaaS provider, Ignition One.
•
Bryan also previously served as the Chairman of Expion, a social content and analytics software SaaS company from 2014 until the company was acquired in 2015.
•
Bryan previously held a series of senior management positions at public companies, including serving as president of Net2Phone Global Services, LLC, a subsidiary of Net2Phone, Inc., an early VoIP software company.
•
Prior to Net2Phone, Bryan served as general manager at theGlobe.com, one of the first-ever social media companies.
•
Bryan holds an M.B.A from the Stern School of Business at New York University and a B.A. from Syracuse University.

Other Public Company Board Experience:
	Current N/A	Within past five years N/A
Compensation of Non-Executive Directors
Cars Commerce’s philosophy regarding director compensation is to align the interests of non-executive directors with the interests of our stockholders and to provide market competitive compensation commensurate with the work required to serve on the Board. Under the Cars Commerce Non-Executive Director Compensation Program, each of our non-executive directors receives:
•	an annual cash retainer of $75,000, payable quarterly, plus an additional $1,000 per meeting if the number of meetings of any one committee exceeds eight meetings per year;
•
an annual equity award in the form of restricted stock units (“RSUs”) with a target grant date value equal to $180,000, which will vest on the terms described in the table below and be eligible for dividend equivalents that would be deemed to be reinvested in shares of our common stock; and

•
an additional annual cash retainer of $20,000, payable quarterly, to committee chairs and an additional annual equity award to the independent Chair of the Board in the form of RSUs with a target grant date value equal to $75,000, which will vest on the terms described below and be eligible for dividend equivalents.

Cars.com Inc.	2025 Proxy Statement	29

Proposal One: Election of Directors
Non-executive directors may receive compensation for providing additional support and services, based on the recommendation of the Compensation Committee and the approval of the Board. Non-executive directors also have the option to defer receipt of their equity awards after their vesting date.
Stock Ownership and Retention Policy
Our non-executive directors are subject to minimum share ownership and stock retention requirements. Under our Stock Ownership and Retention Policy, non-executive directors are expected to hold shares of our common stock with a value of three times the annual cash retainer (currently $225,000). Our non-executive directors are expected to hold at least 50% of the shares received from Cars Commerce as compensation until the stock ownership requirements are met. As of the date of this Proxy Statement, all current non-executive directors are in compliance with these guidelines.
2024 Director Compensation Table
The following table shows the compensation earned, paid or awarded to our non-executive directors for their service on the Board during the fiscal year ending on December 31, 2024. Alex Vetter, our CEO, did not receive additional compensation for his service on the Board. Information on compensation paid to Alex in his role as CEO during the fiscal year ending December 31, 2024, is described in the Compensation Discussion and Analysis section and the Summary Compensation Tables of this Proxy Statement.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Total ($)
Scott Forbes(3)	95,000	255,007	350,007
Jerri DeVard(3)	75,000	180,017	255,017
Jill Greenthal	105,000	180,017	285,017
Tom Hale(4)	75,000	180,017	255,017
Mike Kelly(4)	75,000	180,017	255,017
Don McGovern(3)	95,000	180,017	275,017
Greg Revelle	75,000	180,017	255,017
Jenell Ross(4)	75,000	180,017	255,017
Bala Subramanian(4)	75,000	180,017	255,017
Bryan Wiener(3)	75,000	180,017	255,017

(1)
Reflects annual cash retainer of $75,000 and an additional annual cash retainer of $20,000, for service as a committee chair, if applicable, all paid quarterly and, with respect to Jill, includes an additional cash retainer of $10,000 for service as interim co-chair of the Audit Committee.

(2)
Amounts disclosed represent the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. On June 5, 2024, an annual equity award in the form of 8,726 RSUs was granted to each non-executive director based on a target grant date value equal to $180,000. Scott received an additional annual equity award of 3,635 RSUs based on a target grant date value equal to $75,000 for serving as the independent chair. Each of these RSUs will vest on the earlier of June 1, 2025, or the day preceding the 2025 Annual Meeting of Stockholders if that occurs before June 1, 2025, and these awards were the only unvested awards held by the non-executive directors as of December 31, 2024.

(3)	Each of Scott, Don, Bryan and Jerri has elected to defer delivery of the underlying shares of stock once his/her RSUs vest until separation from service on the Board.
(4)
Each of Bala, Mike, Jenell and Tom has elected to defer delivery of the underlying shares of stock once the RSUs vest until the earlier of the third anniversary of the grant date or separation from service on the Board.

30	Cars.com Inc.	2025 Proxy Statement

Compensation Discussion and Analysis
This Compensation Discussion and Analysis (“CD&A”) provides an overview of our executive compensation program and the compensation decisions for our Executive Officers, who also constitute our Named Executive Officers (“NEOs”), for the fiscal year ended December 31, 2024. Our NEOs for 2024 were:

Name	Position with Cars.com Inc.
Alex Vetter	Chief Executive Officer
Sonia Jain	Chief Financial Officer
Doug Miller(1)	President and Chief Commercial Officer
Angelique Strong Marks	Chief Legal Officer and Corporate Secretary
Matthew Crawford	Chief Product and Innovation Officer

(1)
On February 24, 2025, Doug Miller ceased service as President and Chief Commercial Officer of the Company. Lisa Gosselin was appointed as Chief Commercial Officer of the Company effective February 24, 2025.

Our Executive Officers
Information on Alex Vetter, who is also a member of our Board, can be found above in the “2025 Director Nominees” section.

Sonia Jain Chief Financial Officer Age 45
Background
Sonia serves as our Chief Financial Officer and in this role, she is responsible for Cars Commerce’s financial health and leads accounting, finance, treasury, investor relations and analytics. Sonia joined Cars Commerce as Chief Financial Officer in July 2020 and was reappointed to the role in October 2022 after serving as Chief Financial Officer of Convoy Inc. from April 2022 to September 2022. Sonia was also the Chief Financial Officer of Redbox Automated Retail from September 2016 to July 2020. On March 1, 2024, Sonia joined the board of directors of AMC Entertainment Holdings, Inc. Sonia holds a M.B.A. from Harvard University, M.S. from Massachusetts Institute of Technology, and B.S.E. from Princeton University.

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Compensation Discussion and Analysis

Lisa Gosselin Chief Commercial Officer Age 58
Background
Lisa serves as our Chief Commercial Officer and in this role, she is responsible for Cars Commerce’s go-to-market strategy, accelerating revenue growth, deepening strategic partnerships, and delivering long-term value for both dealers and OEM clients. Cars Commerce appointed Lisa to this role in February 2025. Prior to joining Cars Commerce, Lisa served as Chief Revenue Officer at Numerator, a Bain Capital-backed data and technology firm. Lisa also served as a senior leader at Conversant-Epsilon, leading U.S. Business Development and CRM solutions in key verticals such as automotive and retail. Lisa also previously served in senior leadership roles at Catalina Marketing and sales and brand marketing roles at Anheuser-Busch, PepsiCo, and Suntory, Inc. Lisa holds a B.S. from the University of South Carolina.

Angelique Strong Marks Chief Legal Officer and Corporate Secretary Age 57
Background
Angelique serves as our Chief Legal Officer and Corporate Secretary and in this role, she is responsible for Cars Commerce’s legal matters, corporate governance and AI and data privacy governance. Cars Commerce appointed Angelique to this role in April 2022. Prior to joining Cars Commerce, Angelique served as General Counsel and Corporate Secretary at REE Automotive where she played an integral role in establishing REE as a publicly traded company. Angelique has also served as General Counsel, Corporate Secretary and Compliance Officer of several prominent companies including MAHLE Industries and Behr America, both global suppliers to the automotive industry. Angelique holds a B.S. in Finance from the University of Akron, Master of Business Administration in Finance and Management from Miami University, and a Juris Doctor from The Ohio State University.

Matthew Crawford Chief Product and Innovation Officer Age 37
Matthew serves as our Chief Product and Innovation Officer and in this role, he oversees Cars Commerce’s product, technology, design and research organizations. Cars Commerce appointed Matthew to this role in May 2024. Prior to joining Cars Commerce, Matthew led commercial technology and innovation for Sysco Corporation and had general management responsibilities for Sysco’s digital innovation arm, Sysco LABS. Matthew also has held various product roles at Front Gate Tickets (acquired by Ticketmaster), Civitas Learning, and SpareFoot (now Storable). Matthew holds a M.S. in Technology Commercialization from the University of Texas at Austin and B.A.s in Business Administration and Mass Communications from Houston Baptist University.

32	Cars.com Inc.	2025 Proxy Statement

Compensation Discussion and Analysis
Fiscal 2024 Performance
At the beginning of fiscal 2024, management proposed, and the Board approved our financial plan. The Compensation Committee then approved the fiscal 2024 short-term incentive plan based upon the 2024 financial plan and set long-term incentive targets based on our three-year outlook. Our fiscal 2024 financial results, which is the criteria Cars Commerce uses to measure performance relative to our 2024 short-term incentive plan were as follows:

Revenue	Net Income	Adjusted EBITDA(1)
$719.2 million	$48.2 million	$209.7 million
Up $30 million, or 4% increase year-over-year	$0.72 per diluted share	or 29.2% of revenue

(1)
Adjusted EBITDA is not prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Cars Commerce uses Adjusted EBITDA as a measure for determining incentive compensation targets. For a reconciliation of Adjusted EBITDA to its most directly comparable financial measure prepared in accordance with GAAP, see below:

Non-GAAP Reconciliation (in thousands) Year Ended December 31, 2024
Reconciliation of Net Income to Adjusted EBITDA
Net Income	$48,188
Interest expense, net	$32,197
Income tax expense (benefit)	$13,675
Depreciation and amortization	$107,182
Stock-based compensation, including related payroll tax	$32,373
Transaction-related and other one-time items	($27,644)
Non-operating foreign exchange loss	$3,746
Adjusted EBITDA	$209,717

Revenue for the year totaled $719.2 million, an increase of $30.0 million, or up 4%, compared to the prior year period. 2024 Net income totaled $48.2 million, or $0.72 per diluted share, compared to Net income of $118.4 million, or $1.74 per diluted share in the prior year. Adjusted EBITDA for the year totaled $209.7 million, or 29.2% of revenue, compared to $194.9 million, or 28.3% of revenue, in the prior year period.

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Compensation Discussion and Analysis
Our Compensation Philosophy
Our executive compensation program is designed to align the interests of our NEOs with those of our stockholders. We believe that executive compensation should reflect our performance as a company, and our NEO’s performance as individuals. Accordingly, our executive compensation program is designed so that a substantial portion of our NEO’s target annual compensation is both variable in nature and “at-risk.” This means that our NEO’s annual compensation may vary from year to year based on our financial and operational results. As further described below, our executive compensation program consists of three primary components (1) fixed base salary; (2) variable annual cash incentive compensation linked to performance targets and (3) equity-based compensation consisting of a combination of restricted stock units (“RSUs”) and performance share units (“PSUs”). Each of these components was designed to attract and retain highly talented and experienced executives who are key to our success, while also incentivizing such individuals to achieve our short-term and long-term goals and objectives. We believe that our compensation program reflects a pay-for-performance philosophy, where our NEOs are rewarded for their contributions to Cars Commerce’s success.
Our executive compensation philosophy is based on the following principles:
•	Attract and retain highly skilled executives who bring the business acumen necessary to achieve our long-term business goals;
•	Align the interests of our executives and stockholders by rewarding the achievement of financial, operational, and strategic goals that we believe enhance long-term stockholder value;
•	Compensate executives based on both company and individual performance; and
•	Ensure that our executive compensation practices are transparent, fair and consistent with market practices.

34	Cars.com Inc.	2025 Proxy Statement

Compensation Discussion and Analysis
Executive Compensation Best Practices
We believe that our executive compensation program reflects corporate governance policies and compensation practices that are transparent and consistent with best practices. Below are highlights of our current practices and policies that guide our executive compensation program:

What We Do in Our Compensation Programs
Annually assess risk associated with our compensation program
Assess our compensation programs against peer companies and best practices
Review total compensation when making executive compensation decisions
Establish, communicate, and monitor measurable goals and objectives
Establish maximum award levels for short- and long-term incentive plans
Avoid incentives that encourage excessive risk
Require executives to pre-clear all stock transactions
Require adherence to our Stock Ownership and Retention Policy
Subject executive incentive-based compensation to our Clawback Policy
Engage with stockholders regarding perspectives on executive compensation
Obtain advice of an independent compensation consultant

What We Do Not Do or Allow in Our Compensation Programs
No dividends or dividend equivalents on unearned or unvested share units
No hedging transactions or short sales involving Cars Commerce stock
No pledging of Cars Commerce stock as collateral or depositing or holding Cars Commerce stock in a margin account
No tax gross-ups on change-in-control payments
No single-trigger change-in-control payments
No executive perquisite programs

Stockholder Engagement
Cars Commerce actively engages with stockholders on a broad range of topics that from time to time also includes topics related to compensation and our compensation philosophy. Our senior management team, including our CEO, CFO and the Vice President of Investor Relations, and from time to time, the Chair of our Board and Compensation Committee, engage in meaningful dialogue with our stockholders through in-person and teleconference meetings, earnings calls and other channels of communication. During these discussions Cars Commerce discusses and receives input, provides additional information, and addresses questions about matters including but not limited to our business strategy, financial performance, capital allocation, executive compensation programs, corporate governance and general policies.

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Compensation Discussion and Analysis
Say on Pay Results
Each year our stockholders can cast an advisory vote to approve our NEO compensation. At our 2024 Annual Meeting of Stockholders, approximately 98% of our stockholders who cast votes approved our NEO compensation, which we believe shows that our compensation practices are properly aligned with the stockholder's interests and that high stockholder support indicates approval of our compensation philosophy and practices. Accordingly, we did not make any specific changes as a direct result of the 2024 say on pay result. The table below shows our say on pay results from 2024, 2023 and 2022.

Say on Pay Support
98%	94%	91%
2024	2023	2022

Principal Elements of Our Executive Compensation Practices
As described below, the key elements of our compensation package for NEOs are base salary, short-term (annual) cash incentive plan (“STIP”) awards, equity-based awards, and our benefits programs.

Pay Element	Objective	Benefit to Stockholders
Base Salary	• Fixed cash compensation • Salaries reflect NEOs level of responsibility, experience and competitive market for executive talent	• Competitive salaries help us fairly compensate, attract and retain highly talented executives
STIP	• Variable cash compensation • Rewards NEOs for achieving annual company and individual goals	• Focused on meeting key short-term business objectives and performance metrics
Equity-Based Awards	• Variable equity compensation • Provides equity awards for NEOs to focus on long-term stockholder value creation
•
63% of the award value for our CEO, 50% of the award value for our CFO and CCO and 30% of the award value for our Chief Product and Innovation Officer is based on long-term performance metrics correlated with an increase in long-term market valuation

•
Assists in retention of key executives and focus on long-term strategic objectives

Benefits	• Competitive benefits package with health, wellness and retirement benefit plans and programs.	• Assists in attracting and retaining key executives

Our Executive Compensation Decision Making Process
During fiscal 2024, the Compensation Committee, with the assistance of the Committee's compensation consultant, reviewed our executive compensation, including base salaries, short-term incentives and equity-based awards to confirm the continued alignment of our compensation program with stockholder interests and appropriate rewards and incentives for our NEOs.

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Compensation Discussion and Analysis
Role of the Compensation Committee
The Board appoints the members of the Compensation Committee based on the recommendation of the ESG Committee. The Compensation Committee oversees (i) administration of Cars Commerce’s executive compensation plan, policies and programs, including corporate goals and objectives relating to compensation, short-term bonus (incentive) plans and long-term equity compensation plans, (ii) approval of grants of equity awards, and (iii) organization and succession planning. The Compensation Committee is appointed by the Board. Our Compensation Committee establishes the compensation of our NEOs based on the recommendation of our Chief People Officer (“CPO”) and CEO, as described below, and the Compensation Committee’s compensation consultant.
Role of Management
Our CPO and CEO participate in the review and refinement of our executive compensation program. Our CEO meets with the Compensation Committee to discuss compensation packages for the executive team and to review the performance of Cars Commerce and each executive, other than himself, and makes recommendations with respect to the appropriate base salary, annual cash bonus and grants of long-term equity awards. After considering these recommendations and other considerations discussed below, the Compensation Committee determines the annual compensation package for each NEO.
Role of Compensation Consultants
During 2024, the Compensation Committee engaged Korn Ferry as the Compensation Committee’s independent compensation consultant to provide an executive compensation program assessment, peer group analysis, incentive plan design review and related compensation advice. After considering the required factors relevant to evaluate independence, the Compensation Committee determined that Korn Ferry is an independent compensation consultant in accordance with applicable SEC and NYSE rules. Representatives of Korn Ferry participated in all meetings of the Compensation Committee in 2024.
During 2024, Korn Ferry provided the following services as requested by the Committee:
•	Assisted in the development of the compensation market data we used to understand market competitive compensation practices;
•	Reviewed and assessed our compensation practices and the cash and equity compensation levels of our executive officers, including our NEOs;
•	Reviewed and assessed our current compensation programs to determine any changes that may need to be implemented in order to remain competitive with the market;
•	Reviewed and assessed a broad range of compensation practices against peer companies to ensure alignment with market practices; and
•	Advised on regulatory developments relating to executive compensation.
Working with Korn Ferry, the Compensation Committee considered multiple sources of data to evaluate the fairness of our compensation structures and whether they met our compensation objectives. We also considered how our compensation practices compare to market practices among relevant companies in terms of size, industry and geography. Among other factors considered and provided by Korn Ferry are the following, when available, regarding compensation for executives:

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Compensation Discussion and Analysis
•
Data from base salary, bonus and equity compensation surveys that include companies of a similar size, based on metrics such as revenue, profitability measurements, growth and market capitalization; and

•
Compensation data for executive positions for comparable companies based upon current and prior proxy statements and other SEC filings of relevant companies, including direct industry competitors and non-industry companies with which we commonly compete for talent (including both regional and national competitors).

As it does on at least an annual basis, in 2024 the Compensation Committee worked with Korn Ferry to review the composition of our peer group to determine if Cars Commerce’s compensation structure required any changes. The Compensation Committee evaluated the peer group based on a variety of factors including revenue size, market capitalization, industry, talent market, customer base, market presence and organizational structure. Based on the aforementioned factors, we conducted a thorough review and analysis of our previous peer group and the available data on our industry and market. As a result of this review, the Compensation Committee removed Ebix, Inc. as a peer group company and added TripAdvisor Inc.
We believe that this change will help us to improve the comparability and relevance of our executive compensation practices and ensure that they are competitive and reasonable in comparison to our peers. We will continue to monitor and evaluate our peer group selection process to ensure that it remains effective in providing an appropriate benchmark for our executive compensation practices.
In connection with the Compensation Committee’s approval of executive officer base salary, short-term incentives and equity compensation discussed below in the section titled “Principal Elements of Our Executive Compensation Practices,” data regarding compensation practices for comparable executive officer positions at the following peer companies were considered and used for the purpose of determining competitive compensation levels:

2024 Compensation Peer Group
ACV Auctions Inc.	Iridium Communications Inc.	Shutterstock Inc.	Upwork Inc.
CarGurus Inc.	Magnite Inc.	TechTarget Inc.	Vivid Seats Inc.
EverCommerce Inc.	Openlane Inc.	TripAdvisor Inc.	Yelp Inc.
Gogo Inc.	QuinStreet Inc.	TrueCar Inc.	Ziff Davis Inc.

Pay Mix, Awards, and Targets
Each NEO’s compensation has been individually designed to provide a combination of fixed and at-risk compensation that is tied to the achievement of Cars Commerce’s short- and long-term objectives.
Equity grants represent the majority of our executives’ total direct compensation at target (sum of base salary, STIP and equity-based awards). This helps to align our NEOs’ interests with those of our stockholders. We intend to continue our practice of awarding equity to our NEOs as it reaffirms our philosophy of paying for performance and aligning compensation directly to the long-term value and growth of Cars Commerce.
The following charts show the weight of each element of compensation relative to target direct compensation for our CEO and the other NEOs, in the aggregate.

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Compensation Discussion and Analysis
In 2024, 89% of aggregate CEO target compensation was variable compensation. Of that variable amount, 13% was in the form of the STIP cash-based award and the remaining 87% was in the form of Long-Term Incentive Plan (LTIP) equity-based awards comprised of both time-based and performance-based equity grants with multi-year vesting periods.

In 2024, 78% of aggregate NEO (other than CEO) target compensation was variable compensation. Of that variable amount, 23% was in the form of the STIP cash-based award and the remaining 77% was in the form of LTIP equity-based awards comprised of time-based and performance-based equity grants that have multi-year vesting periods.

Base Salary
Base salary represents annual fixed compensation and is a standard element of compensation necessary to attract and retain talent. Each NEO’s base salary is generally reviewed annually to determine whether an adjustment is warranted or required based on the competitive market, the economic environment and the individual’s performance.
In determining base salaries for our NEOs, the Compensation Committee considers several factors, including:
•	The scope of responsibilities, prior experience, and qualifications;
•	Past individual performance;
•	Base salary and total compensation relative to other executives in similar positions;
•	Competitive market conditions and market data; and
•	Recommendations of the CEO, other than with respect to his own compensation.

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Compensation Discussion and Analysis
After considering the above factors, the Compensation Committee determined that the salaries for most of our NEOs were appropriate and did not make any adjustments, other than an increase to Angelique’s salary as set forth below, effective as of April 1, 2024. Additionally, on May 7, 2024, Matthew was promoted to Chief Product and Innovation Officer responsible for our product and engineering teams. Matthew’s promotion resulted in a base salary increase to $375,000.

Name	2023 Annual Base Salary Rate ($)	2024 Annual Base Salary Rate ($)
Alex Vetter	750,000	750,000
Sonia Jain	550,000	550,000
Doug Miller	500,000	500,000
Angelique Strong Marks	393,750	425,250
Matthew Crawford(1)	350,025	375,000

(1)
On May 7, 2024, Matthew’s annual base salary was increased from $350,025 to $375,000 as a result of his promotion to Chief Product and Innovation Officer. Prior to May 7, 2024, Matthew served as Chief Product Officer and was not a Named Executive Officer.

Short Term Incentive Plan (STIP) Awards
We offer our NEOs the opportunity to earn STIP awards based on achieved performance against Compensation Committee-approved single-year performance goals. The Compensation Committee, in its sole discretion with respect to the CEO and in collaboration with the CEO for all other NEOs, determines whether and to what extent Cars Commerce will pay STIP awards to each NEO. With respect to the 2024 STIP awards, the Compensation Committee approved a Company Performance Factor (“CPF”) of 93% which is based on internal targets that it previously established and approved. The Compensation Committee selected Revenue and Adjusted EBITDA targets to measure annual performance because they are and have been the metrics by which management has measured success and accountability, both internally and externally.
Overview of 2024 STIP Awards
In 2024, our NEOs participated in our STIP program. The Compensation Committee set each NEO’s 2024 target STIP award opportunity (expressed as a percentage of base salary) based on several factors, including Cars Commerce’s financial performance relative to targets set by the Compensation Committee, the NEO’s scope of duties and responsibilities, internal pay equity considerations and competitive market conditions and data. The cash payout for this program was equal to the product of the following Compensation Committee-approved performance factors: (i) the CPF, which is related to achieved performance against two equally-weighted performance metrics, Adjusted EBITDA and Revenue, multiplied by (ii) the Individual Performance Factor (“IPF”), which is related to each NEO’s performance for the prior fiscal year considering functional leadership, contributions to financial and operational performance, execution of key strategic initiatives, and talent management and development. Cars Commerce defines Adjusted EBITDA as net income (loss) before (1) interest expense, net, (2) income tax (benefit) expense, (3) depreciation, (4) amortization of intangible assets, (5) stock-based compensation expense, (6) unrealized mark-to-market adjustments and cash transactions related to derivative instruments, and (7) certain other items, such as transaction-related items, severance, transformation and other exit costs and write-off and impairments of goodwill, intangible assets and other long-lived assets.
Based on achieved performance against the two financial metrics, the CPF may make a NEO eligible to earn between 0% and 200% of the NEO’s target STIP opportunity. In accordance with the STIP formula, the threshold payout for Adjusted

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Compensation Discussion and Analysis
EBITDA requires the attainment of at least 90% of target Adjusted EBITDA to yield 37.5% of the NEO’s target STIP opportunity, and the threshold payout for Revenue requires the attainment of at least 90% of target Revenue to yield 37.5% of the NEO’s target STIP opportunity. As described above and below, the amount earned under the financial metrics is subject to adjustment based on a NEO’s IPF.
Determination of 2024 STIP Awards
Using the Revenue and Adjusted EBITDA calculations described above, the table below shows target, threshold, and maximum goals for each financial metric, 2024 results achieved against these goals and the CPF payout calculation (expressed as a percentage of target STIP opportunity) for each financial metric.

Financial Metrics	Goal Weighting %	Threshold (Payout %) $	Target $	Maximum $	2024 Results $	Performance Payout %
		75%	100%	200%
Revenue ($ in millions)	50%	666.9	741.0	852.2	719.2	47%
Adjusted EBITDA ($ in millions)	50%	194.8	216.5	249.0	209.7	46%
Company Performance Factor						93%

Based on the approved formula as described above, management recommended, and the Compensation Committee adopted, a CPF of 93%.
In general, based on a NEO’s individual performance, the CEO recommends to the Compensation Committee (other than for himself) the NEO’s IPF, which may range between 0% to 150%. The Compensation Committee determined the CEO’s IPF to be 100%. The Compensation Committee also determined, based on the CEO’s recommendation, that Sonia and Angelique’s IPF to be 100%, Matthew’s IPF to be 90% and Doug’s IPF to be 75%.
Based on such payout percentages, the Compensation Committee approved the following 2024 STIP awards for each NEO:

Name	2024 Annual STIP Target (as a % of Salary Earned)	2024 Annual STIP Target $	2024 CPF %	2024 IPF %	2024 STIP Award Earned $
Alex Vetter	110%	825,000	93%	100%	767,250
Sonia Jain	110%	605,000	93%	100%	562,650
Doug Miller	110%	550,000	93%	75%	383,625
Angelique Strong Marks	50%	208,688	93%	100%	194,079
Matthew Crawford	50%	182,297	93%	90%	152,583

Long-Term Incentive Plan (LTIP) – Equity Awards
We designed our LTIP awards to drive achievement of long-term operational and financial goals and increase stockholder value, as well as to attract and retain key talent. Cars Commerce has a pay-for-performance culture and includes performance conditions in a portion of equity grants to certain executive leaders. In 2024, the Compensation Committee approved targets for multi-year performance period for performance-based Restricted Stock Units (“PSUs”) comprising 62.5% of the equity grant allocation to Alex (including his one-time PSU award described below) 50% of the equity grant

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Compensation Discussion and Analysis
allocation to Sonia and Doug, and 30% of the equity grant allocation to Matthew. The Board believes Revenue and Adjusted EBITDA compound annual growth rates (“CAGR”) over a three-year period are the most appropriate metrics for the 2024 annual award and most correlated with Cars Commerce’s success and the sustainable growth in stockholder value.
Target long-term incentive awards are based on a percentage of base salary or a fixed dollar amount. In 2024, the Compensation Committee set each NEO’s LTIP target value based on the NEO’s role and responsibilities, internal equity considerations, competitive market conditions and data and target direct compensation. Our NEOs’ LTIP target values were as follows:

Name	2024 Annual LTIP Target Value ($)
Alex Vetter	$6,000,000(1)
Sonia Jain	$2,037,500
Doug Miller	$1,500,000
Angelique Strong Marks	$850,500
Matthew Crawford	$750,000

(1)	Excludes the value of a one-time PSU award with a target value of $2,000,000, as discussed further below.
The Compensation Committee generally makes LTIP equity grants annually at its March meeting following issuance of Cars Commerce Annual Report on Form 10-K.
Alex Vetter Additional PSU Award
In addition to the annual LTIP award granted as a percentage of base annual salary, the Compensation Committee granted Alex a further one-time PSU award to potentially move his target aggregate compensation to Peer Group median over a three-year period. Accordingly, a PSU award vesting over a three-year period with a target value of $2,000,000 was granted effective May 13, 2024. The Compensation Committee believes that if realized, overall compensation is aligned over the three-year vesting period and also provides incentive as well as retention benefits.
The Compensation Committee, with support from its independent compensation consultant Korn Ferry, determined it appropriate to issue the award in the form of PSUs. The PSUs have a two-year performance period ending on December 31, 2025 and are subject to the achievement of a performance target based on a cumulative adjusted net income per (diluted) share of $2.71. Performance at or above the target will result in a payout percentage of 100% of the PSUs while performance below the target will result in a payout percentage of 0%. If the performance goal is met, 50% of the PSUs shall vest on March 1, 2026, and the remaining 50% shall vest on March 1, 2027, provided Alex remains employed by Cars Commerce through each such date. Cars Commerce defines Adjusted Net Income as GAAP net income (loss) excluding, net of their related tax effects: (1) amortization of intangible assets, (2) stock-based compensation expense, (3) unrealized mark-to-market adjustments and cash transactions related to derivative instruments, (4) unrealized foreign currency exchange gains and losses, and (5) certain other items, such as transaction-related costs, severance, transformation and other exit costs and write-off and impairments of goodwill, intangible assets and other long-lived assets.
2024 Equity Pay Mix
The Compensation Committee approved the following 2024 equity pay mix for our NEOs:
•	CEO equity pay mix: 62.5% PSUs and 37.5% Restricted Stock Units (“RSUs”) (including the one-time PSU award discussed above)

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Compensation Discussion and Analysis
•	CFO and CCO equity pay mix: 50% PSUs and 50% RSUs
•	Chief Product and Innovation Officer equity pay mix: 30% PSUs and 70% RSUs
•	CLO equity pay mix: 100% RSUs
2024 Annual Performance Share Units (PSUs)
In 2024, the Compensation Committee awarded the CEO, CFO, CCO and Chief Product and Innovation Officer equity grants in the form of PSUs. The PSUs are based on a three-year performance period consisting of fiscal years 2024, 2025, and 2026, measuring performance against pre-established Revenue and Adjusted EBITDA growth targets and will include threshold and maximum payouts as indicated in the chart below.

		Performance Achievement %
Financial Metrics (in Millions)	Goal Weighting %	Threshold %	Target %	Maximum %
Three-Year Average Growth – Revenue	50%	25%	100%	200%
Three-Year Compound Annual Growth Rate – Adjusted EBITDA	50%	25%	100%	200%
2024 – 2026 LTIP Payout		25%	100%	200%

Name	Number of Securities Underlying PSUs Granted in 2024 (at Target)
Alex Vetter(1)	177,096
Sonia Jain	60,139
Doug Miller	44,274
Matthew Crawford(2)	12,585

(1)	Alex received 177,096 PSUs as part of his annual LTIP Award. This excludes the 112,297 PSUs granted as a one-time PSU award as discussed above.
(2)
The Compensation Committee awarded Matthew a PSU award equal to $224,139 as a result of his promotion to Chief Product and Innovation Officer. The PSUs are based on the three-year performance period and performance metrics established for the other NEOs, consisting of fiscal years 2024, 2025, and 2026, measuring performance against pre-established Revenue and Adjusted EBITDA growth targets

2024 Restricted Stock Units (RSUs)
We determined the number of RSUs granted by dividing the approved value of each RSU grant by the closing share price of a share of Cars Commerce common stock on the date of grant. The 2024 RSUs vest in equal annual installments over a three-year period. Generally, a NEO must be employed through each vesting date to avoid forfeiting any unvested RSUs except as provided by Cars Commerce severance plans. RSUs that vest on each vesting date are settled in shares of common stock, less shares that Cars Commerce may withhold for payment of taxes. The following table shows the number of RSUs granted to our NEOs in 2024.

Name	Number of Securities Underlying RSUs Granted in 2024
Alex Vetter	177,096
Sonia Jain	60,139
Doug Miller	44,274
Angelique Strong Marks	50,207
Matthew Crawford	30,994

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Compensation Discussion and Analysis
Fiscal 2022 PSU Awards
For the PSUs granted to Alex, Sonia and Doug on March 16, 2022, the Compensation Committee established a three-year performance period from January 1, 2022 to December 31, 2024 (the “Performance Period”). Based on Cars Commerce’s performance during the Performance Period, between 0% and 200% of the target number of PSUs could have been earned. The performance goals for purposes of determining the number of PSUs earned were based 50% on Cars Commerce’s achievement of annual revenue growth rate over three years and 50% on Cars Commerce’s achievement of three-year EBITDA CAGR over the Performance Period, with ultimate performance interpolated on a linear basis as described below:

Annual Revenue Growth				Three Year Adjusted EBITDA CAGR
2022 Revenue Growth	2023 Revenue Growth	2024 Revenue Growth	Payout %	Growth Rate	Payout %
≤6%	≤7%	≤8%	0%	≤7%	0%
6%	7%	8%	50%	7%	50%
8%	10%	12%	100%	10%	100%
10%	13%	16%	200%	13%	200%
≥10%	≥13%	≥16%	200%	≥13%	200%

Revenue growth performance is measured annually against targets, and at the end of the Performance Period, the actual payout is determined based on the average attainment and corresponding payout level. Achievement of the three-year adjusted EBITDA CAGR is measured against targets and payout determined at the end of the Performance Period. During the Performance Period, revenue for 2024 totaled $719.2 million, an increase of $30.0 million, or up 4%, compared to the prior year period, revenue for 2023 totaled $689.2 million, an increase of $35.3 million, or up 5%, compared to the prior year period, and revenue for 2022 totaled $653.9 million, an increase of $30.2 million, or up 5%, compared to the prior year period. During the Performance Period, Cars Commerce achieved an Adjusted EBITDA CAGR of 3.95%. As a result of Cars Commerce’s performance during the Performance Period not meeting the threshold performance levels, the PSUs vested at 0.00% of target and no amounts were earned under the Fiscal 2022 PSU Awards.
Other Compensation
In addition to the primary elements of compensation (base salary, cash bonuses and equity awards) described above, NEOs may participate in benefit programs generally available to our employees, including a 401(k) plan that provides for matching contributions up to a stated limit.
Executive Compensation Policies and Arrangements
Employment Arrangements
In general, except for offer letters provided to all Cars Commerce employees, Cars Commerce does not enter into employment agreements with its employees. In certain instances, to attract and retain executives or key employees, Cars Commerce may provide sign-on bonuses (typically reflected in the offer letter) or award bonuses in recognition of interim service beyond the executive’s normal role. To minimize the need for unique employment agreements and to establish compensation programs that are market competitive, we have also adopted a Change-in-Control Severance Plan, and an Executive Severance Plan as described in the section “Named Executive Officer Compensation – Potential Payments Upon Termination or Change in Control” below.

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Compensation Discussion and Analysis
Stock Ownership and Retention Policy
Cars Commerce is committed to fostering a compensation structure that aligns each executive’s interests with those of our stockholders. As part of these alignment efforts, the Board adopted a Stock Ownership and Retention Policy that requires executive officers, including each NEO, to maintain a meaningful level of investment in Cars Commerce common stock. The levels of stock ownership are reviewed by the ESG Committee to evidence compliance with the guidelines. Executive officers are expected to hold shares (at least 50% of the net shares received after shares are withheld by Cars Commerce in payment of withholding taxes, counting unvested RSUs at 50% of the underlying shares, and PSUs at zero until the performance period is complete) received under equity grants until the stock ownership requirements are met. The following table reflects the minimum stock ownership guidelines for the executive officers, including the NEOs. All NEOs are currently in compliance with the Stock Ownership and Retention Policy.

Executive	Minimum Guideline Multiple of Base Salary
CEO	5x
President	2x
Chief Financial Officer	2x
CEO direct reports	1x

Hedging and Other Prohibited Transactions Policy
Our Insider Trading Policy prohibits employees, including executive officers, directors and their family members, from engaging in short sales, directly or indirectly, trading in puts or calls, options, warrants or similar instruments relating to Cars Commerce securities or selling such securities “short” (i.e., selling stock that is not owned and borrowing the shares to make delivery), day-trading or hedging with respect to Cars Commerce securities. These restrictions are also applicable to hedging transactions through the purchase of financial instruments, such as prepaid variable forward contracts, equity swaps, collars and exchange funds, trading on margin or in margin-related derivatives, or any financial instruments or derivatives or entering into any contracts, warrants or the like for the purpose of hedging price movements in Cars Commerce securities. Additionally, directors and executive officers may not, directly or indirectly, pledge Cars Commerce securities as collateral on any debt instrument.
Incentive Compensation Clawback Policy
Cars Commerce believes that it is in the best interests of Cars Commerce and its stockholders to create and maintain a culture that emphasizes integrity, accountability and that reinforces Cars Commerce’s pay-for-performance compensation philosophy. In accordance with the NYSE listing standards, Section 10D of the Exchange Act, and Rule 10D-1 under the Exchange Act, the Compensation Committee adopted a Clawback Policy (the “Clawback Policy”) to recover certain excess incentive-based compensation granted to current and former executive officers.
Under the Clawback Policy, the Compensation Committee is required to recover excess incentive-based compensation received within the last three completed fiscal years by covered employees, including current and former executive officers in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under any applicable securities laws (unless one of the limited clawback exception applies). The Clawback Policy also permits recovery of incentive-based compensation in the discretion of the Compensation Committee in the event of any violation of laws, regulations, or Cars Commerce policies that result in significant harm to Cars Commerce, including but not limited to reputational, financial, or competitive harm.

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Compensation Discussion and Analysis
Equity Award Grant Practices
The Compensation Committee generally approves annual equity awards for eligible employees, including each of the NEOs, at its March meeting following the release of our annual earnings results. From time to time, the Compensation Committee may grant equity awards to key employees at other times in connection with hiring, promotion, recruitment and retention efforts. Additionally, employees may enroll to purchase shares of Cars Commerce’s common stock under the terms of the Cars.com Inc. Employee Stock Purchase Plan (the “Employee Stock Purchase Plan”). During 2024, Cars Commerce did not grant stock options to any NEO during any period beginning four business days before and ending one business day after the filing of any Cars Commerce periodic report on Form 10-Q or Form 10-K, or the filing or furnishing of any Form 8-K that disclosed any material nonpublic information (“MNPI”). The Compensation Committee does not grant equity awards in anticipation of the release of MNPI and Cars Commerce does not time the release of MNPI based upon grant dates of equity.

Compensation Committee Report

The Compensation Committee of the Board of Directors has reviewed the Compensation Discussion and Analysis and discussed it with Cars Commerce management. Based on the Compensation Committee’s review and discussions, the Compensation Committee recommended that the Board of Directors include the Compensation Discussion and Analysis in Cars Commerce’s Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2024.

The Compensation Committee Report does not constitute soliciting material and is not considered filed or incorporated by reference by any general statement incorporating by reference this Proxy Statement or future filings into any filing under the Securities Act of 1933 or under the Exchange Act.

Compensation Committee of the Board of Directors
Scott Forbes, Chairman Jerri DeVard Michael Kelly Donald A. McGovern, Jr. Greg Revelle Bala Subramanian

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Named Executive Officer Compensation
2024 SUMMARY COMPENSATION TABLE
The following Summary Compensation Table contains compensation information for fiscal years 2024, 2023, and 2022 (as applicable) for our NEOs: (i) Alex Vetter, who served as CEO; (ii) Sonia Jain who served as Chief Financial Officer and (iii) Doug Miller, Angelique Strong Marks and Matthew Crawford, our other executive officers serving as of December 31, 2024.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Non-Equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)(4)	Total Compensation ($)
Alex Vetter Chief Executive Officer	2024	750,000	—	8,000,022	—	767,250	13,800	9,531,072
	2023	750,000	—	5,500,024	—	889,350	43,848	7,183,222
	2022	737,500	—	2,500,008	2,470,499	649,000	12,200	6,369,207
Sonia Jain Chief Financial Officer	2024	550,000	—	2,037,509	—	562,650	13,800	3,163,959
	2023	550,000	—	1,787,522	—	652,190	7,333	2,997,045
	2022	261,100	—	2,977,445	—	237,026	2,336	3,477,907
Doug Miller Former President and Chief Commercial Officer	2024	500,000	—	1,500,003	—	383,625	13,800	2,397,428
	2023	500,000	—	1,500,022	—	592,900	13,200	2,606,122
	2022	500,000	—	1,500,008	—	440,000	12,200	2,452,208
Angelique Strong Marks Chief Legal Officer and Corporate Secretary	2024	417,375	—	850,507	—	194,079	11,669	1,473,630
	2023	389,063	40,000(5)	689,072	—	209,705	13,200	1,341,040
	2022	280,048	—	656,256	—	112,019	10,000	1,058,323
Matthew Crawford(6) Chief Product and Innovation Officer	2024	364,594	—	749,177	—	152,583	13,800	1,280,154

(1)
Amounts disclosed in this column represent grants of RSUs and PSUs made under our Omnibus Incentive Compensation Plan. With respect to each RSU and PSU grant, the amounts disclosed reflect the grant date fair value computed in accordance with FASB ASC Topic 718 and not amounts actually paid to, or realized by, the NEOs. The value of the PSUs included in the table above is based on probable outcome as of the grant date. Assuming maximum performance, the grant date value of the PSUs would be as follows: Alex - $8,000,022, Sonia - $2,037,509, Doug - $1,500,003 and Matthew $448,278. For additional information, including assumptions used in calculating these amounts, see Note 12 to Cars Commerce’s audited consolidated financial statements for the year ended December 31, 2024, included in Cars Commerce’s Annual Report on Form 10-K for the year ended December 31, 2024. For additional information on the RSU and PSU grants made in 2024, see the “Grants of Plan-Based Awards in 2024” table below.

(2)
Amounts disclosed in this column reflect Non-qualified Stock Options granted under our Omnibus Incentive Compensation Plan. With respect to each Option grant, the amounts disclosed reflect the grant date fair value computed in accordance with FASB ASC Topic 718 and not the amounts actually paid to or realized by the CEO. For additional information, including assumptions used in calculating these amounts, see Note 12 to Cars Commerce’s audited financial statements for the year ended December 31, 2024, included in Cars Commerce’s Annual Report on Form 10-K for the year ended December 31, 2024.

(3)
Amounts disclosed in this column for 2024 reflect cash amounts earned under our STIP. For additional information, see the section entitled “Compensation Discussion and Analysis— Elements of our Executive Compensation Practices.”

(4)	Amounts disclosed in this column include Cars Commerce’s 401(k) matching contributions.
(5)
In 2023, Angelique received a one-time bonus of $40,000 in recognition of her contributions to Cars Commerce’s achievement of International Organization for Standardization (“ISO”) 27001 certification.

(6)	Matthew was appointed as Chief Product and Innovation Officer on May 7, 2024.

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Named Executive Officer Compensation
GRANTS OF PLAN-BASED AWARDS IN 2024
The following table sets forth information regarding grants of awards made to our NEOs during 2024.

Name/ Award Type	Grant Date	Estimated Possible Payouts under Non-Equity Incentive Plan Awards			Estimated Future Payouts under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	Grant Date Fair Value of Stock and Option Awards ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Alex Vetter
STIP Bonus		309,375	825,000	1,650,000	—	—	—	—	—	—	—
PSU	3/14/2024	—	—	—	44,274	177,096	354,192	—	—	—	3,000,006
RSU	3/14/2024	—	—	—	—	—	—	177,096	—	—	3,000,006
PSU(1)	5/13/2024	—	—	—	—	112,297	—	—	—	—	2,000,010
Sonia Jain
STIP Bonus		226,875	605,000	1,210,000	—	—	—	—	—	—	—
PSU	3/14/2024	—	—	—	15,035	60,139	120,278	—	—	—	1,018,755
RSU	3/14/2024	—	—	—	—	—	—	60,139	—	—	1,018,755
Doug Miller
STIP Bonus		206,250	550,000	1,100,000	—	—	—	—	—	—	—
PSU	3/14/2024	—	—	—	11,069	44,274	88,548	—	—	—	750,002
RSU	3/14/2024	—	—	—	—	—	—	44,274	—	—	750,002
A. Strong Marks
STIP Bonus		78,258	208,688	417,375	—	—	—	—	—	—	—
RSU	3/14/2024	—	—	—	—	—	—	50,207	—	—	850,507
Matthew Crawford
STIP Bonus		68,361	182,297	364,594
RSU	3/14/2024	—	—	—	—	—	—	30,994	—	—	525,038
PSU[2]	5/13/2024	—	—	—	3,146	12,585	25,170	—	—	—	224,139

(1)	On April 26, 2024, the Compensation Committee approved the PSUs award with a grant date of May 13, 2024.
(2)	On May 7, 2024, the Compensation Committee approved the PSU award with a grant date of May 13, 2024.

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Named Executive Officer Compensation
OUTSTANDING EQUITY AWARDS AT 2024 YEAR-END
The following table lists all outstanding equity awards held by our NEOs as of December 31, 2024.

Name/ Grant Date	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (#)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
	Exercisable	Unexercisable
Alex Vetter
3/16/2022(2)	—	263,119	—	15.07	3/16/2032	—	—	—	—
3/16/2022(3)	—	—	—	—	—	—	—	165,893	2,874,926
3/15/2023(6)	—	—	—	—	—	111,314	1,929,072	—	—
3/15/2023(7)	—	—	—	—	—	—	—	166,971	2,893,607
3/14/2024(9)	—	—	—	—	—	177,096	3,069,074	—	—
3/14/2024(10)	—	—	—	—	—	—	—	177,096	3,069,074
5/13/2024(11)	—	—	—	—	—	—	—	112,297	1,946,107
Sonia Jain
10/17/2022(5)	—	—	—	—	—	68,203	1,181,958	—	—
10/17/2022(3)	—	—	—	—	—	—	—	29,650	513,835
3/15/2023(6)	—	—	—	—	—	36,177	626,947	—	—
3/15/2023(7)	—	—	—	—	—	—	—	54,266	940,430
3/14/2024(9)	—	—	—	—	—	60,139	1,042,209
3/14/2024(10)	—	—	—	—	—	—	—	60,139	1,042,209
Doug Miller
3/16/2022(4)	—	—	—	—	—	16,589	287,487	—	—
3/16/2022(3)	—	—	—	—	—	—	—	49,768	862,479
3/15/2023(6)	—	—	—	—	—	30,358	526,104	—	—
3/15/2023(7)	—	—	—	—	—	—	—	45,538	789,174
3/14/2024(9)	—	—	—	—	—	44,274	767,268	—	—
3/14/2024(10)	—	—	—	—	—	—	—	44,274	767,268
Angelique Strong Marks
5/13/2022(8)	—	—	—	—	—	22,208	384,865	—	—
3/15/2023(6)	—	—	—	—	—	27,892	483,368	—	—
3/14/2024(9)	—	—	—	—	—	50,207	870,082	—	—
Matthew Crawford
3/16/2022(4)	—	—	—	—	—	10,783	186,869	—	—
3/15/2023(6)	—	—	—	—	—	21,252	368,297	—	—
3/14/2024(9)	—	—	—	—	—	30,994	537,126	—	—
5/13/2024(10)	—	—	—	—	—	—	—	12,585	218,098

(1)
Reflects the market value of outstanding RSUs and PSUs based on the price per share of common stock of $17.33, the closing market price on December 31, 2024. These amounts do not correspond to the actual value that may be realized by the NEOs. Receipt of any of the value of vesting equity is contingent upon the NEO's continued employment with Cars Commerce through each applicable vesting date.

(2)	100% of these stock options vested on March 1, 2025.
(3)	100% of these PSUs vested on March 16, 2025, subject to attainment of specific performance objectives established for fiscal years 2022 - 2024. The PSU value is set forth at target.

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Named Executive Officer Compensation
(4)	100% of these RSUs vested on March 1, 2025.
(5)	These RSUs will vest on October 1, 2025.
(6)	On March 1, 2025, the following RSUs vested: 55,657 for Alex, 18,088 for Sonia, 13,946 for Angelique, 15,179 for Doug, and 10,626 for Matthew. The remaining RSUs will vest in full on March 1, 2026.
(7)	100% of these PSUs will vest on March 1, 2026, subject to attainment of specific performance objectives established for fiscal years 2023-2025. The PSU value is set forth at target.
(8)	These RSUs will vest on May 1, 2025.
(9)
On March 1, 2025, the following RSUs vested: 59,032 for Alex, 20,046 for Sonia, 16,736 for Angelique, 14,758 for Doug, and 10,331 for Matthew. The remaining RSUs will vest in equal installments on March 1, 2026 and March 1, 2027.

(10)	100% of these PSUs will vest on March 1, 2027, subject to attainment of specific performance objectives established for fiscal years 2024-2026. The PSU value is set forth at target.
(11)
50% of these PSUs will vest on March 1, 2026, and 50% will vest on March 1, 2027, subject to attainment of specific performance objectives established for fiscal years 2024-2025. The PSU value is set forth at target.

OPTION EXERCISES AND STOCK VESTED IN 2024
The following table sets forth the number of shares of common stock acquired during 2024 by our NEOs upon the vesting of RSUs and the value realized upon such vesting. No stock options were exercised during 2024.

Name	Number of Shares Acquired on Vesting (#)(1)	Value Realized On Vesting ($)(2)
Alex Vetter	110,590	2,056,974
Sonia Jain	86,292	1,468,625
Doug Miller	56,489	1,050,695
Angelique Strong Marks	36,154	627,826
Matthew Crawford	21,410	398,226

(1)	Reflects the aggregate number of shares of common stock underlying the RSUs that vested in 2024.
(2)
Calculated by multiplying (i) the fair market value of common stock on the vesting date, which was determined using the closing price on the NYSE of a share of common stock on the date of vesting or, if such day is a holiday, on the immediately preceding trading day by (ii) the number of shares of common stock acquired upon vesting. Shares of stock were withheld to pay taxes due in connection with the vesting. Of the amount shown, Alex received net shares valued at $1,293,574, Sonia received net shares valued at $772,006, Angelique received net shares valued at $344,091, Doug received net shares valued at $601,412, and Matthew received net shares valued at $295,628.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Severance Arrangements
Cars Commerce maintains a Change in Control Severance Plan (the “CIC Severance Plan”) and the Executive Severance Plan (the “Executive Severance Plan” and together with the CIC Severance Plan, the “Severance Plans”). There is no duplication of benefits between the Severance Plans, so participants who have a qualifying termination of employment under both Severance Plans receive benefits from the CIC Severance Plan and not from the Executive Severance Plan. Participants in the Severance Plans are generally selected by the Compensation Committee and currently include Alex, Sonia, Doug, Angelique, Matthew and certain other key employees. The following describes the severance arrangements that were in place under the Severance Plans as of December 31, 2024.
Under the CIC Severance Plan, a participant who, in connection with a change in control of Cars Commerce or within two years following a change in control, experiences an involuntary termination without cause or voluntarily terminates his or her employment for good reason, would receive a lump sum amount equal to the sum of (1) any unpaid base salary and (2) a prorated annual bonus for the portion of the fiscal year elapsed prior to the termination date in an amount equal to the

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Named Executive Officer Compensation
average annual bonus the participant earned with respect to the three fiscal years immediately prior to the fiscal year in which the termination date occurs, as well as outplacement benefits. If the annual bonus for the year prior to the date of termination had not yet been paid, the participant would be paid at the time those bonuses are paid to other participants. Additionally, participants would receive a lump sum cash severance payment equal to the product of (a) a severance multiple and (b) the sum of (1) the participant’s annual base salary at the highest rate of salary during the 12-month period immediately prior to the termination date or, if higher, during the 12-month period immediately prior to the change in control, and (2) the participant’s average annual bonus earned for the three most recent fiscal years for which the participant had been paid (or was eligible for) a bonus preceding the termination (or, if higher, the three fiscal years preceding the change in control). The severance multiple for Alex is 2.0 and 1.5 for each of Sonia, Doug Angelique and Matthew. A participant will also receive an amount equal to the monthly COBRA cost of the participant’s medical and dental coverage in effect as of the date of termination multiplied by 24 for Alex and 18 for Sonia, Doug Angelique and Matthew.
The CIC Severance Plan does not provide excise tax gross-ups on payments to participants. If payments would subject a participant to the IRS parachute excise tax, Cars Commerce would then either (i) reduce the payment to the largest portion of the payments that would result in no portion of the payments being subject to the parachute excise tax or (ii) pay the full amount of such payments, whichever is better on an after-tax basis for the participant.
Under the Executive Severance Plan, a participant who experiences an involuntary termination of employment without cause would receive a lump-sum cash severance payment equal to the product of (a) a severance multiple and (b) the sum of the participant’s annual base salary and average annual bonus earned for the three most recent fiscal years for which the participant had been paid (or was eligible for) a bonus preceding the termination. The severance multiple is 1.5 for Alex and 1.0 for each of Sonia, Doug, Angelique and Matthew. The participant would also receive a lump sum amount equal to any unpaid base salary and bonus through the date of termination and would be eligible to receive a prorated annual bonus for the portion of the fiscal year elapsed prior to the termination based on actual Cars Commerce performance and individual performance at target, paid when such payments are made to other participants (in the event the termination occurs before annual bonuses have been paid for the prior year, the participant would be entitled to receive the annual bonus for that year based on actual performance, paid when such payments are made to other participants). Additionally, the participant would generally receive 12 months continued vesting under equity awards (18 months for Alex). A participant would also receive an amount equal to the monthly COBRA cost of the participant’s medical and dental coverage in effect as of the date of termination multiplied by 18 for Alex and 12 for Sonia, Doug, Angelique and Matthew.
Both the CIC Severance Plan and the Executive Severance Plan provide that severance payments are contingent upon the participant’s execution of a release of claims in favor of Cars Commerce and its affiliates and agreeing to (or reaffirming) restrictive covenants in other agreements or providing covenants restricting the participant’s solicitation of employees, disparagement of Cars Commerce and its affiliates, and disclosure of confidential information (other than as required by law) and, in the case of the Executive Severance Plan, restricting the participant’s competition, as permitted by applicable law. Additionally, the Severance Plans include a defined claims and appeals process, and a specified statute of limitations for initiating claims.
In addition, RSUs and Options awarded to Alex, Sonia, Doug, Angelique and Matthew provide for pro-rata vesting upon death and disability. RSUs, Options and PSUs vest (at target for PSUs) upon a change in control if the awards are not continued or assumed in connection with the change in control and vest upon a termination by Cars Commerce or its successor without cause or by the NEO for good reason within two years after a change in control if the equity awards are continued or assumed in connection with the change in control.

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Named Executive Officer Compensation
Under our STIP, if a participant’s employment is terminated involuntarily during a performance year due to death or disability, such participant will be eligible for a prorated portion of his or her bonus, as determined based on actual performance and the number of days completed in the performance year. If a participant’s employment is terminated for any other reason during a performance year, no award shall be payable to such participant in respect of such year.
Summary of Potential Benefits
The following table shows the payments and benefits potentially payable to each of our NEOs upon a qualifying termination under the Severance Plans assuming a December 31, 2024, termination of employment. The employment of the NEOs listed below in the table did not actually terminate on December 31, 2024, and as a result they received none of the amounts shown in the table below. The actual amounts to be paid to our executives in connection with their termination can be determined only at the time and in the circumstances of such termination. In addition to the amounts shown in the table below, each executive is entitled to receive amounts earned during the term of employment regardless of the manner of termination, including accrued but unpaid base salary and other employee benefits to which such NEO was entitled on the date of termination. For purposes of calculating the value of equity acceleration, the December 31, 2024 closing price of $17.33 was used.

Executive/ Payment Elements	CIC Termination ($)	Qualifying Termination (other than a CIC Termination) ($)
Alex Vetter
Salary	1,500,000(1)	1,125,000(1)
Annual Performance Bonus	2,521,475(2)	2,027,988(3)
Restricted Stock Units	4,998,145(4)	3,975,121(5)
Performance Share Units	10,783,714(6)	6,741,595(7)
Stock Options	594,649(8)	545,095(9)
Health Coverage	46,982	35,237
Outplacement	25,000	—
TOTAL	20,469,965	14,450,036
Sonia Jain
Salary	825,000(1)	550,000(1)
Annual Performance Bonus	1,356,047(2)	1,105,069(3)
Restricted Stock Units	2,851,114(4)	1,842,820(5)
Performance Share Units	2,496,473(6)	513,835(7)
Health Coverage	27,913	18,608
Outplacement	25,000	—
TOTAL	7,581,547	4,030,332
Doug Miller
Salary	750,000(1)	500,000(1)
Annual Performance Bonus	1,385,679(2)	937,897(3)
Restricted Stock Units	1,580,860(4)	806,296(5)
Performance Share Units	2,418,921(6)	862,479(7)
Health Coverage	28,121	18,747
Outplacement	25,000	—
TOTAL	6,188,581	3,125,419

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Named Executive Officer Compensation

Executive/ Payment Elements	CIC Termination ($)	Qualifying Termination (other than a CIC Termination) ($)
Angelique Strong Marks
Salary	637,875(1)	425,250(1)
Annual Performance Bonus	424,353(2)	363,821(3)
Restricted Stock Units	1,738,320(4)	916,584(5)
Performance Share Units	—	—
Health Coverage	19,388	12,925
Outplacement	25,000	—
TOTAL	2,844,936	1,718,580
Matthew Crawford
Salary	562,500(1)	375,000(1)
Annual Performance Bonus	393,298(2)	309,902(3)
Restricted Stock Units	1,092,293(4)	550,054(5)
Performance Share Units	218,098(6)	—
Health Coverage	8,984	5,990
Outplacement	25,000	—
TOTAL	2,300,173	1,240,946

(1)	Represents a lump sum payment in an amount equal to the executive’s annual base salary times the severance multiple applicable under each termination scenario.
(2)
Represents a lump sum payment in an amount equal to the severance multiple times the three-year average STIP award plus a pro-rated portion of the three-year average bonus based on the number of days served during the year of termination. As of December 31, 2024, the pro-rated portion of the three-year average bonus is 100%.

(3)
Represents a lump sum payment in an amount equal to the severance multiple times the three-year average STIP award plus a pro-rated portion of the annual bonus based on actual Company performance and on the number of days served during the year of termination. As of December 31, 2024, the pro-rated portion of the annual bonus is 100%.

(4)	Represents the dollar value of 100% accelerated vesting of such individual’s RSU awards outstanding as of December 31, 2024.
(5)	Represents the dollar value of continued vesting of RSUs vesting for 18 months (for the CEO) or 12 months (for the other NEOs) of the termination date, which is assumed to be December 31, 2024.
(6)	Represents the dollar value of accelerated vesting of PSUs based on target achievement of performance objective.
(7)	Represents the dollar value of continued vesting of PSUs vesting for 18 months (for the CEO) or 12 months (for the other NEOs) of the termination date, which is assumed to be December 31, 2024.
(8)
Represents the dollar value calculated by multiplying the amount by which $17.33 (the closing price of the Company’s stock on December 31, 2024) exceeds the exercise price of the Option by the number of shares subject to the accelerated portion of the Option. Alex’s Options outstanding as of December 31, 2024 consists of 263,119 options at an exercise price of $15.07.

(9)
A pro rata portion of Options vest for Alex, which is calculated as the total number of Options eligible to vest multiplied by a fraction, the numerator of which is the number of full months from grant date to termination date (December 31, 2024) and the denominator of which is the number of full months from grant date to vesting date. This represents 33 of 36 months for 263,119 Options granted on March 16, 2022 at an exercise price of $15.07. Such pro rata number of shares subject to the Option is then multiplied by the amount by which $17.33 (the closing price of the Company's stock on December 31, 2024) exceeds the exercise price of the Option to calculate the dollar value.

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Named Executive Officer Compensation
Compensation and Risk
We have undertaken a risk review of Cars Commerce’s employee compensation plans and arrangements in which our employees (including our executive officers) participate, to determine whether these plans and arrangements have any features that might create undue risks or encourage unnecessary and excessive risk-taking that could threaten Cars Commerce’s value. In our review, we considered numerous factors and design elements that manage and mitigate risk, without diminishing compensation objectives such as fair rewards, successful recruitment and retention of talent and including the following elements of Cars Commerce’s compensation framework:
•	a commission-based incentive program for sales employees that results in payout based only on measurable financial or business-critical metrics;
•
annual bonuses with a portion for executive employees that are correlated with and funded based on Cars Commerce’s performance and are paid based on a combination of quantitative and/or qualitative factors and individual performance; and

•
our practice of awarding long-term equity grants to our executives upon hire and annually to directly tie the executive’s expectation of compensation to their contributions to the long-term value of Cars Commerce.

Based on our review, we concluded that any potential risks arising from our employee compensation programs, including our executive programs, are not reasonably likely to have a material adverse effect on Cars Commerce.

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CEO Pay Ratio Disclosure
Cars Commerce strives to establish fair and competitive compensation programs to effectively attract, retain, and motivate our talented workforce. Presented below is the ratio of the total annual compensation of our CEO, Alex Vetter, to the annual total compensation of our median employee (other than the CEO). As of December 31, 2024, our employee population consisted of 1,761 full-time, part-time, seasonal and temporary US and Canadian-based employees. This number excludes the CEO.
We identified the “median employee” based on the “annual total compensation” of each employee who was part of our employee population on December 31, 2024. Each employee’s annual total compensation was calculated by totaling the following compensation components: (i) cash compensation paid in 2024, which included regular pay (wages and salary), all overtime, bonus payments and commissions, and (ii) the grant date fair value of each equity award granted in 2024. The foregoing calculation excluded any cash or equity-based sign-on bonus paid or granted to an employee during 2024. We annualized the compensation for any full or part-time employee in the population who had worked less than a year as of December 31, 2024.
The annual total compensation of our CEO was $9,531,072 as presented in the 2024 Summary Compensation Table. For 2024, the annual total compensation of our median employee was $107,630, which was calculated in the same manner that the total compensation of our NEOs was calculated and reported in the Summary Compensation Table. Based on this information, the ratio of our CEO’s total compensation to our median employee’s total compensation for fiscal 2024 was 88.6 to 1.
The pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on our internal records and the methodology described above. The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee’s total annual compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. Therefore, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates, and assumptions in calculating their own pay ratios.

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Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, the table below summarizes the relationship between executive compensation actually paid to the Principal Executive Officer (“PEO”) and the Non-PEO Named Executive Officers (“Non-PEO NEOs”) and certain financial performance measures for fiscal years 2020, 2021, 2022, 2023 and 2024. For additional information about our performance-based pay philosophy and how we align executive compensation with Cars Commerce performance, refer to the Compensation Discussion and Analysis section.
The financial performance measures used are Cars Commerce’s total stockholder return (“TSR”), the peer group TSR, and Cars Commerce’s Net Income, each of which are required financial performance measures under SEC rules. The SEC rules also require that Cars Commerce select its most important other financial performance measure(s) used to link the compensation actually paid to these officers to Cars Commerce’s performance, which are Revenue and Adjusted EBITDA, as reflected in the table below.

					Value of Initial Fixed $100 Investment Based On:
Year	Summary Compensation Table Total for PEO(1) ($)	Compensation Actually Paid to PEO(1) ($)	Average Summary Compensation Table Total for Non-PEO NEOs(2) ($)	Average Compensation Actually Paid to Non-PEO NEOs(2) ($)	Total Stockholder Return ($)	Peer Group Total Stockholder Return ($)	Net Income (in millions)	Company Selected Measure: Revenue (in millions)	Supplemental Measure: Adjusted EBITDA (in millions)
(a)	(b)	(c)(3)	(d)	(e)(3)	(f)(4)	(g)(5)	(h)	(i)	(j)(6)
2024	9,531,072	2,060,308	2,078,793	689,600	141.82	158.48	48.2	719.2	209.7
2023	7,183,222	6,335,320	2,314,736	837,391	155.24	118.93	118.4	689.2	194.9
2022	6,369,207	(2,374,194)	1,772,123	476,515	112.68	81.50	17.2	653.9	186.7
2021	6,985,255	9,155,724	2,034,898	3,000,169	131.67	134.41	10.8	623.7	189.2
2020	5,223,351	9,338,873	1,185,224	1,124,251	92.47	137.32	(789.1)	547.5	155.9

(1)	Alex Vetter served as our principal executive officer (“PEO”) for the full year for each of 2024, 2023, 2022, 2021 and 2020.
(2)
For 2024, our non-PEO named executive officers (“NEOs) included Sonia Jain, Doug Miller, Angelique Strong Marks and Matthew Crawford. For 2023, our Non-PEO NEOs included Sonia Jain, Doug Miller and Angelique Strong Marks. For 2022, our Non-PEO NEOs included Sonia Jain, Jandy Tomy, Doug Miller, Angelique Strong Marks and Jim Rogers. For 2021, our Non-PEO NEOs included Sonia Jain, Doug Miller and Jim Rogers. For 2020, our Non-PEO NEOs included Sonia Jain, Jandy Tomy, Becky Sheehan, Doug Miller and Jim Rogers.

(3)
Compensation Actually Paid (“CAP”) has been calculated based on the requirements and methodology set forth in the applicable SEC rules (Item 402(v) of Regulation S-K). The CAP calculation includes the end-of-year value of awards granted within the fiscal year, the change in fair value from prior year end of vested awards and the change in the fair value of unvested awards granted in prior years, regardless of if, when or at which intrinsic value they will actually vest. To calculate CAP the following amounts were deducted from and added to the total compensation number shown in the Summary Compensation Table (“SCT”) for 2024:

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Pay Versus Performance
PEO SCT Total to CAP Reconciliation

2024
Summary Compensation Table Total for PEO (column (b))	$9,531,072
Subtract amounts reported under the “Stock Awards” column in the SCT	($8,000,022)
Subtract amounts reported under the “Option Awards” column in the SCT	$0
Add the year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	7,041,097
Add/(Subtract) year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	(6,363,253)
Add/(Subtract) year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	(148,586)
Compensation Actually Paid to PEO (column (c))	2,060,308

Average Non-PEO NEO SCT Total to CAP Reconciliation

2024
Summary Compensation Table Total for Non-PEO NEOs (column (d))	$2,078,793
Subtract amounts reported under the “Stock Awards” column in the SCT	(1,284,299)
Add the year-end fair value of equity awards granted in the covered year that are outstanding and unvested as of the covered year-end	1,205,632
Add/(Subtract) year-over-year change in fair value of equity awards granted in prior years that are outstanding and unvested as of the covered year-end	(1,257,888)
Add/(Subtract) year-over-year change in fair value of equity awards granted in prior years that vested in the covered year	(52,638)
Subtract fair value as of prior-year end of equity awards granted in prior years that failed to vest in the covered year	—
Average Compensation Actually Paid to Non-PEO NEOs (column (e))	689,600

(4)	Reflects cumulative Total Shareholder Return (TSR). It shows the growth of a $100 investment on December 31, 2019 in Cars Commerce Common Stock.
(5)
Peer Group TSR reflects the TSR of the Research Data Group’s (“RDG”) Internet Composite Index, the industry index peer group reported in our Cumulative Stockholder Return Graph in the 2024 Annual Report on Form 10-K.

(6)
Cars Commerce defines Adjusted EBITDA as net income (loss) before (1) interest expense, net, (2) income tax (benefit) expense, (3) depreciation, (4) amortization of intangible assets, (5) stock-based compensation expense, (6) unrealized mark-to-market adjustments and cash transactions related to derivative instruments, and (7) unrealized foreign currency exchange gains and losses, and (8) certain other items, such as transaction-related items, severance, transformation and other exit costs and write-off and impairments of goodwill, intangible assets and other long-lived assets.

Cars.com Inc.	2025 Proxy Statement	57

Pay Versus Performance
Relationship between Performance Measures and Compensation Actually Paid
The following tables provide a five-year graphical comparison of the relationship between executive compensation actually paid to performance measures.
The following table illustrates the value of compensation actually paid to our PEO and Non-PEO NEOs (expressed as an average) and Total Stockholder Return and Peer Group Total Stockholder Return.

Relationship Between Compensation Actually Paid and Total Shareholder Return
Compensation Actaully Paid
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$(1,000,000)
$(2,000,000)
$(3,000,000)
Total Shareholder Return Value of $100 investment on 12/31/2019
$260.00
$240.00
$220.00
$200.00
$180.00
$160.00
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
2019
2020
2021
2022
2023
2024
PEO - CAP
Avg Non PEO - CAP
CARS TSR
Peer Group TSR

The following table illustrates the value of compensation actually paid to our PEO and Non-PEO NEOs (expressed as an average) and Net Income.

Relationship Between Compensation Actually Paid and CARS Commerce Net Income
Compensation Actaully Paid
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$(1,000,000)
$(2,000,000)
$(3,000,000)
Net Income (in millions)
$400.00
$300.00
$200.00
$100.00
$-
$(100.00)
$(200.00)
$(300.00)
$(400.00)
$(500.00)
$(600.00)
$(700.00)
$(800.00)
$(900.00)
2020
2021
2022
2023
2024
PEO - CAP
Avg Non PEO - CAP
Net Income

58	Cars.com Inc.	2025 Proxy Statement

Pay Versus Performance
The following table illustrates the value of compensation actually paid to our PEO and Non-PEO NEOs (expressed as an average) and Revenue.

The following table illustrates the value of compensation actually paid to our PEO and Non-PEO NEOs (expressed as an average) and Adjusted EBITDA.

Relationship Between Compensation Actually Paid and CARS Commerce Adjusted EBITDA
Compensation Actaully Paid
$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$-
$(1,000,000)
$(2,000,000)
$(3,000,000)
Adjusted EBITDA (in millions)
$250.00
$240.00
$230.00
$220.00
$210.00
$200.00
$190.00
$180.00
$170.00
$160.00
$150.00
$140.00
$130.00
$120.00
$110.00
$100.00
$90.00
$80.00
$70.00
$60.00
$50.00
$40.00
$30.00
$20.00
$10.00
$-
2020
2021
2022
2023
2024
PEO - CAP
Avg Non PEO - CAP
Adjusted EBITDA

Tabular List of Most Important Performance Measures
The items listed below represent the most important performance measures we use to link compensation actually paid to our NEOs in 2024 to our performance.

Adjusted EBITDA
Revenue
Cumulative Adjusted Net Income Per Diluted Share

Cars.com Inc.	2025 Proxy Statement	59

Security Ownership
Security Ownership of Certain Beneficial Owners
The following table shows the number of shares of Cars Commerce common stock beneficially owned as of March 21, 2025 by each person who, to our knowledge, beneficially owns more than 5% of our issued and outstanding common stock. The percentage of beneficial ownership for the following table is based on 63,911,001 shares of our common stock outstanding as of March 21, 2025.
The amounts and percentages of shares beneficially owned are reported based on SEC regulations governing the determination of beneficial ownership of securities. Under these rules, a person is deemed a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of the security. A person is also deemed a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days. Securities that can be acquired this way are deemed to be outstanding for purposes of computing a person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed a beneficial owner of the same securities, and a person may be deemed a beneficial owner of securities to which that person has no economic interest.

Name of Beneficial Owner	Shares of Common Stock	Percent %(5)
Blackrock, Inc.(1)	9,103,019	14.2%
FMR LLC(2)	8,163,578	12.8%
The Vanguard Group(3)	7,106,199	11.1%
The Linda Ahmed Declaration of Trust(4)	3,500,400	5.5%

(1)
The information is based solely on Amendment No. 8 to Schedule 13G filed on January 22, 2024 by BlackRock, Inc. and its subsidiaries, reporting beneficial ownership as of December 31, 2023. BlackRock Inc. reported that it has sole voting power over 9,902,365 shares, sole dispositive power over 9,998,730 shares, and no shared voting or dispositive power. The business mailing address for BlackRock, Inc. is 50 Hudson Yards, New York, New York 10001.

(2)
The information is based solely on Amendment No. 2 to Schedule 13G jointly filed on February 8, 2024 by FMR LLC and Abigail P. Johnson (collectively, “FMR”) reporting beneficial ownership as of December 29, 2023. FMR reported that it has sole voting power over 9,934,335 shares, sole dispositive power over 9,934,335 shares, and no shared voting or dispositive power. Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC. The business mailing address for FMR LLC and Abigail P. Johnson is 245 Summer Street, Boson, Massachusetts 02210.

(3)
The information is based solely on Amendment No. 7 to Schedule 13G filed on February 13, 2024 by the Vanguard Group reporting beneficial ownership as of December 29, 2023. The Vanguard Group reported that it has shared voting power over 121,604 shares, sole dispositive power over 6,957,634 shares and shared dispositive power over 177,404 shares. The business mailing address for the Vanguard Group, Inc. is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)
This information is based solely on Schedule 13G jointly filed on May 3, 2024 by ACMGMT LLC, the Linda Ahmed Declaration of Trust, Atlantic Coast Warranty Corp., Ali Ahmed and Faisal Ahmed reporting beneficial ownership as of April 18, 2024. ACMGMT LLC reported that it has no sole voting power, sole dispositive power, shared voting power or shared dispositive power. The Linda Ahmed Declaration of Trust reported that it has sole voting power and sole dispositive power 2,500,400 shares and shared voting and shared dispositive power over 3,500,400 shares. Atlantic Coast Warranty Corp. reported that it has sole voting power and sole dispositive power over 1,000,000 shares and shared voting power and shared dispositive power over 3,500,400 shares. Ali Ahmed reported that he has sole voting power and sole dispositive power 1,000,000 shares and shared voting and shared dispositive power over 1,000,000 shares. Faisal Ahmed reported that he has sole voting power and sole dispositive power 3,500,400 shares and shared voting and shared dispositive power over 3,500,400 shares. The business mailing address for ACMGMT LLC, The Linda Ahmed Declaration of Trust, Atlantic Coast Warranty Corp., Ali Ahmed and Faisal Ahmed is 5875 NW 163rd Street, Suite 105, Miami Lakes, Florida 33014.

(5)
The ownership percentages set forth in this column are based on the assumption that each of the principal stockholders continued to own the number of shares reflected in the table above on March 21, 2025.

60	Cars.com Inc.	2025 Proxy Statement

Security Ownership
Security Ownership of Directors, Named Executive Officers and Executive Officers
The following table shows the number of shares of Cars Commerce common stock beneficially owned as of March 21, 2025 by:
1.	each of our current directors and nominees for director;
2.	each of our named executive officers; and
3.	all of our directors and executive officers as a group.
The following table is based upon information supplied by executive officers and directors and Section 16 reports filed with the SEC. Unless otherwise indicated, we believe that all persons named in the table below have sole voting and investment power with respect to all shares of capital stock beneficially owned by them. To our knowledge, no shares of our common stock beneficially owned by any director or executive officer have been pledged as security. The percentage of beneficial ownership for the following table is based on 63,911,001 shares of our common stock that were outstanding as of March 21, 2025. Unless otherwise noted, the address for each beneficial owner listed below is c/o Cars.com Inc., 300 S. Riverside Plaza, Suite 1000, Chicago, Illinois 60606.

Name of Beneficial Owner	No. of Shares Beneficially Owned	No. of Stock Units(1)	Percentage of Shares Beneficially Owned
Non-Employee Directors:
Jerri DeVard	27,076	66,849	*
Scott Forbes	69,203	98,655	*
Jill Greenthal	62,698(2)	28,275	*
Thomas Hale	27,045(2)	31,880	*
Michael Kelly	30,021	61,037	*
Donald A. McGovern Jr.	50,419	23,909	*
Greg Revelle	60,902(2)	38,023	*
Jenell R. Ross	13,739	35,439	*
Bala Subramanian	47,970	42,036	*
Bryan Wiener	29,603	42,036	*
Named Executive Officers:
Alex Vetter	385,574	—(3)	*
Sonia Jain	66,862	—(4)	*
Doug Miller	120,305	—(5)	*
Angelique Strong Marks	23,114(6)	—(7)	*
Matthew Crawford	45,929	—(8)
All directors and executive officers as a group (15 persons)	1,060,460	468,139	2.39%

*	Less than one percent
(1)	Represents shares of our common stock underlying vested RSUs with delivery of shares deferred.
(2)	Includes 8,726 shares underlying restricted stock units (RSUs) that are vesting within 60 days.
(3)
Alex holds an aggregate amount of 431,453 RSUs and 601,799 PSUs (based on target achievement). Alex also holds 263,119 options with a $15.07 exercise price that vested on March 1, 2025, 290,994 options with a $15.17 exercise price that vested on March 1, 2024, and 513,228 options with a $5.40 exercise price that vested on March 1, 2023.

(4)	Sonia holds an aggregate amount of 217,406 RSUs and 235,077 PSUs (based on target achievement) that will not have vested within 60 days.
(5)	Doug holds an aggregate amount of 91,221 RSUs and 139,580 PSUs (based on target achievement) that will not have vested within 60 days.
(6)	Angelique holds an aggregate amount of 44,417 RSUs with 1/3 vesting within 60 days.
(7)	Angelique holds an aggregate amount of 142,693 RSUs that will not have vested within 60 days.
(8)	Matthew holds an aggregate amount of 67,532 RSUs and 48,876 PSUs (based on target achievement) that will not have vested within 60 days.

Cars.com Inc.	2025 Proxy Statement	61

Security Ownership
Transactions with Related Persons
The Audit Committee, pursuant to its charter and a Board adopted policy, is responsible for reviewing, approving, and ratifying all related person transactions. Pursuant to the policy, a “related person transaction” is any financial transaction, arrangement or relationship (including any indebtedness or the guarantee of indebtedness) involving Cars Commerce in which the (1) the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year and (2) any related person has or will have a direct or indirect material interest. Related persons are (1) directors and executive officers of Cars Commerce, (2) any nominee for election as a director of Cars Commerce, (3) any person known to Cars Commerce to be the beneficial owner of 5% or more of Cars Commerce securities, or (4) any immediate family member of a person identified in (1) – (3).
Each year, our directors and executive officers complete questionnaires designed to elicit information about potential related person transactions. On a quarterly basis, the Chief Legal Officer works with the Cars Commerce Finance Team to determine if any payments have been made to or received from any related person. Additionally, each director, executive officer and nominee for director must promptly provide written notice to our Chief Legal Officer of any potential related person transaction involving that person or their immediate family member. After consultation with outside counsel, as appropriate, the Chief Legal Officer presents the potential related person transactions to the Audit Committee for review of all the reasonably available facts and circumstances to determine if the potential related person transaction is in compliance with Cars Commerce’s corporate governance policies and in the best interest of our stockholders.
Pursuant to the policy, the Audit Committee evaluated and approved the following “related person” transactions as a transaction consistent with our corporate governance policies and in the best interest of our stockholders:
•
In 2024, ACMGMT, LLC and affiliated dealerships purchased products and services from Cars Commerce for a total purchase price of $6,644,461.57, all on terms comparable to those that could be obtained in an arm’s length transaction with unrelated third parties. ACMGMT, LLC and affiliated dealerships are controlled by Faisal Ahmed, in which ACMGMT LLC, Atlantic Coast Warranty Corp., Ali Ahmed, Faisal Ahmed and Tiffany Ahmed may be deemed to have had an indirect material interest.

•
In 2024, Bob Ross Buick-GMC and Mercedes-Benz of Centerville purchased products and services from Cars Commerce for a total purchase price of $268,700.50, all on terms comparable to those that could be obtained in an arm’s length transaction with unrelated third parties. Jenell Ross, a member of our board of directors, is the President and CEO of Bob Ross Buick-GMC and the President of Mercedes-Benz of Centerville.

For additional information please see the Security Ownership of Certain Beneficial Owners section.
Delinquent Section 16(A) Reports
Section 16(a) of the Exchange Act requires our directors, executive officers and persons holding more than 10% of our common stock to file reports of ownership and changes in ownership of our common stock with the SEC. The SEC has established specific deadlines for these reports, and we are required to report in this proxy statement any failure by directors, officers, or 10% holders to file such reports by these deadlines. Based solely on our review of the Section 16(a) reports that have been filed by or on behalf of our directors, executive officers and persons who own more than 10% of our common stock, and on representations from the reporting persons, we believe that all such persons complied on a timely basis with all Section 16(a) filing requirements during the fiscal year ended December 31, 2024, except for one Form 4 filing for Matthew Crawford reporting a transaction, which was not filed due to an administrative error following his appointment to Chief Product and Innovation Officer. The transaction has since been reported on a late-year-end report on Form 5.

62	Cars.com Inc.	2025 Proxy Statement

Proposal Two:
Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm
The Audit Committee is responsible for the appointment, compensation, retention, and oversight of the independent registered public accounting firm retained to audit Cars Commerce’s financial statements. The Audit Committee appointed Ernst & Young LLP (“EY”) as the independent registered public accounting firm for Cars Commerce and its subsidiaries for the fiscal year ending December 31, 2024. EY has been retained in that capacity since 2016.
The Audit Committee believes that the continued retention of EY to serve as our independent registered public accounting firm is in the best interests of Cars Commerce and its stockholders. As good corporate governance practice, the Board is seeking stockholder ratification of the appointment even though ratification is not required by our Bylaws. Proxies solicited by the Board will, unless otherwise directed, be voted to ratify the appointment by the Audit Committee of EY as the independent registered public accounting firm for Cars Commerce and its subsidiaries for the fiscal year ending December 31, 2025. Even if the appointment is ratified, the Audit Committee, in its discretion, may change the appointment at any time during the year if it determines that a change would be in the best interests of Cars Commerce and its stockholders.
A representative from EY will be present virtually at the Annual Meeting to make a statement if desired and to respond to appropriate questions.
Audit and non-audit fees
The following table shows fees for professional services performed by EY for the annual audit of our consolidated financial statements for fiscal years 2024 and 2023, the review of our interim consolidated financial statements for each quarter in fiscal years 2024 and 2023, and for audit-related, tax, and all other services performed in 2024 and 2023:

Type of Fees	FY 2024 ($ in thousands)	FY 2023 ($ in thousands)
Audit Fees(1)	1,705	1,611
Audit-Related Fees(2)	—	—
Tax Fees(3)	—	—
All Other Fees	—	—
Total	1,705	1,611

(1)
Audit fees include fees rendered in connection with the annual audit of Cars Commerce’s consolidated financial statements; reviews of Cars Commerce’s unaudited consolidated interim financial statements; services for consultations and other current matters.

(2)
Audit-related fees related to consultations and other matters impacting future audit periods or other audit-related procedures (e.g., issuance of comfort letter for debt offering, and financial due diligence related to mergers and acquisitions).

(3)	Includes the aggregate fees for routine on-call tax advisory services.

Cars.com Inc.	2025 Proxy Statement	63

Proposal Two: Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm
Pre-Approval of Audit Services and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
The Audit Committee established a policy for pre-approval of all audit services and permissible non-audit services provided by the independent registered public accounting firm. As part of its pre-approval procedures, the Audit Committee considers whether the provision of any proposed service is consistent with the SEC's rules on auditor independence. Each year, the Audit Committee approves the terms on which the independent registered public accounting firm is engaged for the ensuing fiscal year.

VOTE

The Board, upon recommendation of the Audit Committee, unanimously recommends that stockholders vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for fiscal year 2025.

64	Cars.com Inc.	2025 Proxy Statement

Proposal Two: Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

Audit Committee Report

The Audit Committee assists the Board in fulfilling its responsibility to oversee Cars Commerce’s financial reporting practices and the quality and integrity of Cars Commerce’s financial reports, including compliance with legal and regulatory requirements, the independent registered public accounting firm’s qualifications and independence, and the performance of Cars Commerce’s internal audit function. The Audit Committee appoints and is responsible for setting the compensation of Cars Commerce’s independent registered public accounting firm and provides oversight of Cars Commerce’s internal audit function, including the review of proposed audit plans and the coordination of such plans with Cars Commerce’s independent registered public accounting firm, Ernst & Young LLP (“EY”), which has served Cars Commerce since 2016.

The Audit Committee also oversees the adequacy and effectiveness of Cars Commerce’s accounting and financial controls and the guidelines and policies that govern the Cars Commerce’s risk assessment and risk management. The Audit Committee is also responsible for reviewing compliance with ethics reporting guidelines and assuring appropriate disclosure of any waiver of or change in such guidelines for executive officers, and for reviewing such guidelines on a regular basis and proposing or adopting additions or amendments thereto as appropriate. In connection with Cars Commerce’s ethics reporting guidelines, the Audit Committee has established procedures for the receipt, retention, and treatment of complaints received by Cars Commerce regarding accounting controls or auditing matters and the confidential, anonymous submission by employees of Cars Commerce of any accounting or auditing concerns. The Audit Committee operates under a formal written charter that has been adopted by the Board. This charter is available in the Governance section on Cars Commerce’s investor relations website.

Audit Committee members are not professional accountants or auditors, and their role is not intended to duplicate or certify the activities of management and the independent registered public accounting firm, nor can the Audit Committee certify that the independent registered public accounting firm is “independent” under applicable rules. The Audit Committee serves a board-level oversight role, in which it provides advice, counsel and direction to management and the independent registered public accounting firm based on the information it receives, discussions with management and the independent registered public accounting firm, and the experience of the Audit Committee’s members in business, financial and accounting matters.

The Audit Committee has adopted a policy for the pre-approval of services provided by Cars Commerce’s independent registered public accounting firm. Under this policy, particular services or categories of services have been pre-approved, subject to a specific budget. At least annually, the Audit Committee will review and approve the list of pre-approved services and the maximum threshold cost of performance of each. The Audit Committee is provided with a status update on all EY services periodically throughout the year and discusses such services with management and EY. In determining whether a service may be provided pursuant to the pre-approval policy, consideration is given to whether the proposed service would impair the independence of the independent registered public accounting firm.

Cars.com Inc.	2025 Proxy Statement	65

Proposal Two: Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm

In connection with its review of Cars Commerce’s 2024 audited financial statements, the Audit Committee received from EY written disclosures and a letter regarding its independence in accordance with applicable requirements of the Public Company Accounting Oversight Board (the “PCAOB”), including a detailed statement of any relationships between EY and Cars Commerce that might bear on its independence, and has discussed with EY its independence. The Audit Committee is responsible for considering whether the provision of non-audit services by EY is compatible with maintaining EY’s independence. EY stated that it believes it is in full compliance with all the independence standards established by the various regulatory bodies. The Audit Committee also discussed with EY the matters required to be discussed by the applicable requirements of the PCAOB and the SEC, including, but not limited to, the selection of and changes in Cars Commerce’s significant accounting policies, the basis for management’s accounting estimates, EY’s conclusions regarding the reasonableness of those estimates, disclosures included in the financial statements, as well as the Critical Audit Matters that were to be included in EY’s audit opinion.

The Audit Committee met with management, Cars Commerce’s internal auditors, and EY to review and discuss Cars Commerce’s audited financial statements for the fiscal year ended December 31, 2024. Based on such review and discussion and based on the Audit Committee’s reviews and discussions with EY regarding the various matters mentioned in the preceding paragraph, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in Cars Commerce’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, and the Board of Directors has approved that recommendation.

The Audit Committee of the Board of Directors Donald A. McGovern, Jr., Chairman Jill Greenthal Thomas Hale Michael Kelly Jenell Ross Bala Subramanian Bryan Wiener

66	Cars.com Inc.	2025 Proxy Statement

Proposal Three:
Advisory Approval of Executive
Officer Compensation (Say on Pay)
Executive compensation is an important matter for our stockholders. The Dodd-Frank Wall Street Reform and Consumer Protection Act requires that we provide you with the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers, as disclosed in this Proxy Statement in accordance with the compensation disclosure rules of the SEC commonly referred to as a “Say-on-Pay.” The Board has adopted a policy providing for an annual Say-on-Pay advisory vote, and our next vote is expected to occur at our 2026 Annual Meeting of Stockholders.
The Compensation Committee has approved the compensation arrangements for our NEOs described in the Compensation Discussion and Analysis section and Named Executive Officer Compensation section. We urge you to read the Compensation Discussion and Analysis section and corresponding compensation tables for a more complete understanding of our executive compensation plans, including our compensation principles, our objectives, and the 2024 compensation of our NEOs. Our compensation programs are structured to align the interests of our executive officers with the interests of our stockholders and to attract, motivate, and retain key executives who drive Cars Commerce’s success. At our 2024 Annual Meeting, we held a stockholder vote to approve, on a non-binding, advisory basis the compensation of Cars Commerce’s NEOs, which received 98% of stockholder approval, based on the total votes cast.
EFFECT OF SAY ON PAY
The Say-on-Pay advisory vote is non-binding. The approval or disapproval of this item by stockholders will not require the Board or the Compensation Committee to take any action regarding Cars Commerce’s executive compensation practices. The Board believes that the Compensation Committee is in the best position to consider the information and factors necessary to make independent, objective, and competitive compensation recommendations and decisions that are in the best interests of Cars Commerce and its stockholders.
Although the resolution is non-binding, the Board values the opinions of Cars Commerce’s stockholders and will carefully consider the results of the advisory vote to approve executive compensation and stockholder opinions received from other communications when making future compensation decisions. In the past, we have made changes to our executive compensation programs in response to stockholder feedback.

VOTE

The Board of Directors, upon the recommendation of the Compensation Committee, recommends that stockholders vote “FOR” the approval, on a non-binding basis, of the following resolution:
“RESOLVED, that the stockholders of Cars.com Inc. approve, on a non-binding and advisory basis, the compensation of Cars Commerce’s Named Executive Officers, as disclosed in this Proxy Statement, including in the sections entitled “Compensation Discussion and Analysis” and “Named Executive Officer Compensation.”

Cars.com Inc.	2025 Proxy Statement	67

Proposal Four:
Advisory Approval on the Frequency of Future Advisory Votes on Executive Officer Compensation (Say on Frequency)
In addition to the advisory approval of our executive officer compensation, which is described in Proposal 3 above and is sometimes referred to as a “say-on-pay” vote, pursuant to Section 14A(a)(i) of the Exchange Act, we are also providing stockholders with the ability to cast a non-binding advisory vote on whether future “say on pay” votes on executive officer compensation should occur every one, two or three years (sometimes referred to as a “say-on-frequency” vote).
Since 2019, following the last advisory vote of stockholders in favor of annual “say-on-pay” votes, Cars Commerce has held such say-on-pay votes every year. The Compensation Committee, which administers our executive compensation program, values the opinions expressed by stockholders in the say-on-pay votes and will consider the outcome of the say-on-pay votes in making its decisions on executive compensation. The Board believes that an annual advisory vote to approve executive officer compensation will permit our stockholders to provide direct input on Cars Commerce’s executive officer compensation philosophy, policies and practices as disclosed in the proxy statement each year, which is consistent with our efforts to engage in an ongoing dialogue with our stockholders on executive compensation and corporate governance matters.
Section 14A of the Exchange Act requires Cars Commerce to submit a say-on-frequency advisory resolution to its stockholders at least once every six years; therefore, it is anticipated that the next advisory say-on-frequency vote to determine the frequency of future say-on-pay votes will be presented at our annual meeting of stockholders held in 2031.
EFFECT OF SAY-ON-FREQUENCY
While the say-on-frequency vote is a non-binding advisory vote, Cars Commerce values the opinions of stockholders and will consider the outcome of the vote when determining the frequency of future advisory votes to approve executive officer compensation.

VOTE

The Board of Directors, upon the recommendation of the Compensation Committee, recommends that stockholders vote “One Year” for the frequency of the advisory vote to approve Executive Officer Compensation.

68	Cars.com Inc.	2025 Proxy Statement

Proposal Five:
Approval of the Amended and Restated Cars.com Inc. Omnibus Incentive Compensation Plan
Introduction
On May 13, 2017, our former parent company, TEGNA Inc. spun off its digital automotive marketplace business and formed Cars.com Inc. (“Cars Commerce”). On May 30, 2017, in connection with the spin off, Cars Commerce adopted the Cars.com Inc. Omnibus Incentive Compensation Plan (the “Plan”). Cars Commerce has not amended the Plan since it was adopted. We refer to the Amended and Restated Cars.com Omnibus Incentive Plan herein as the “Amended Plan.”
We are seeking stockholder approval to amend the Plan as follows:
1.	Extend the Plan Term. Extend the term of the Plan to June 4, 2035;
2.
Increase Share Limit. Increase the maximum number of shares of Cars Commerce common stock, par value $0.01 per share (“Shares”) that may be issued under the Plan by 4,000,000 Shares, for an aggregate total of 22,000,000 Shares;

3.	Expand Plan Administration. Authorize the Board, along with the Compensation Committee, to administer the Plan, including granting awards to directors;
4.	Include Whistleblower Protection. Add language stating that nothing in the Plan or any award agreement prohibits employees from reporting wrongdoing to the SEC and other governmental agencies;
5.	Incorporate the Clawback Policy. Add language specifically referencing our Clawback Policy and Cars Commerce’s right to recoup awards granted under the Plan; and
6.
Add a Minimum Vesting Requirement. Add language stating that awards granted under the Amended Plan will vest no earlier than the first anniversary of the grant date (with certain limited exceptions, including that 5% of the available share reserve will not be subject to such minimum vesting requirement).

The Amended Plan was recommended by the Compensation Committee and approved by the Board of Directors on March 12, 2025, subject to stockholder approval at the Annual Meeting. Cars Commerce has not approved any awards that are conditioned upon stockholder approval of the Amended Plan.
Why Stockholders Should Vote to Approve the Amended Plan
•
We must attract, retain and motivate key talent. The ability to issue equity compensation is a fundamental component of our compensation philosophy and is critical to our ability to attract and retain top talent.

•
We use equity compensation to align employee and stockholder interests. The Amended Plan is designed so that our employees, particularly our senior executives, are motivated to achieve financial performance goals and increase stockholder value.

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•
Granting equity awards allows us to utilize cash more effectively. If we are not able to offer equity compensation, we will have to increase our cash compensation to continue to attract and retain key employees. Cash compensation would not provide the same benefits as equity compensation and would limit cash available for other purposes.

Based on the closing price on New York Stock Exchange for a share of our common stock on March 21, 2025 of $11.64 per share, the aggregate market value as of March 21, 2025 of the new 4,000,000 Shares requested under the Amended Plan was $46,560,000.
Historical Award Information
Equity Awards Outstanding and Shares Available for Grant
The following table provides information regarding our outstanding equity awards and Shares available for grants under the Plan as of December 31, 2024.

Plan Category	Outstanding
Stock Options	1,067,000(1)
Restricted Stock Units (RSUs)	3,637,000
Performance Share Units (PSUs)	931,000
Shares Subject to Outstanding Equity Awards	5,635,000
Shares Available to Grant Under the Plan (net of shares subject to outstanding equity awards)	4,028,041(2)
Shares of Common Stock Outstanding	64,391,100

(1)	Outstanding options have a weighted average exercise price of $10.45.
(2)	If the Amended Plan is approved, the Shares Available to Grant Under the Plan will increase by 4,000,000 Shares.

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Historical Burn Rate and Overhang
The following table provides information regarding historical equity awards granted and earned during the 2024, 2023 and 2022 fiscal year period, and the corresponding burn rate and overhang for each of those periods.

Shares in Omnibus Incentive Compensation Plan	2024	2023	2022	Three-Year Average
Stock Options Granted	0	0	263,000	87,667
Restricted Stock Units (RSUs) Granted	1,971,000	1,852,000	2,526,000	2,116,333
Performance Share Units (PSUs) Granted	419,000	267,000	305,000	330,333
Total Number of Shares Forfeited(1)	470,000	134,000	900,000	501,333
Stock Options Outstanding at Fiscal Year End	1,067,000	1,067,000	1,067,000	1,067,000
Restricted Stock Units (RSUs) Outstanding at Fiscal Year End	3,637,000	3,725,000	3,771,000	3,711,000
Performance Share Units (PSUs) Outstanding at Fiscal Year End	931,000	512,000	245,000	562,667
Weighted Average Common Shares Outstanding	66,006,000	66,742,000	68,215,000	66,987,667
Gross Burn Rate(2)	3.62%	3.17%	4.54%	3.78%
Net Burn Rate(3)	2.91%	2.97%	3.22%	3.03%
Overhang from Outstanding Awards at Fiscal Year End(4)	8.54%	7.95%	7.45%	7.98%
Overhang from Outstanding Awards and Available Shares at Fiscal Year End(5)	14.64%	16.86%	19.08%	16.86%

(1)	Reflects shares forfeited.
(2)	Reflects the number of shares subject to stock options, restricted stock units and performance share units granted in the applicable year, divided by the weighted average common shares outstanding.
(3)
Reflects the number of shares subject to stock options, restricted stock units and performance share units granted in the applicable year, minus the total number of shares cancelled in the applicable year, divided by the weighted average common shares outstanding.

(4)	Reflects the number of shares subject to stock options, restricted stock units and performance share units outstanding at fiscal year-end, divided by the weighted average common shares outstanding.
(5)
Reflects the number of shares subject to stock options, restricted stock units and performance share units outstanding at fiscal year-end, plus the number of shares available for grant, divided by the weighted average common shares outstanding.

Summary of the Amended Plan
The following is a summary of the key provisions of the Amended Plan. This summary is not a complete description of all the provisions of the Amended Plan and is qualified in its entirety by reference to the Amended Plan, a copy of which is attached hereto as Appendix A.
Effective Date and Term. The Plan originally became effective on May 30, 2017. If approved by our stockholders at the Annual Meeting, the Amended Plan will become effective as of the date of such stockholder approval, and will terminate on June 4, 2035, unless terminated earlier by the Board or the Compensation Committee or until all Shares subject to the Amended Plan have been purchased or acquired according to the Amended Plan.
Objectives of the Amended Plan. The objectives of the Amended Plan are (1) to optimize the profitability and growth of Cars Commerce through annual and long-term incentives that are consistent with Cars Commerce’s goals and that link the personal interests of participants to those of our stockholders, (2) to provide participants with an incentive for excellence in individual performance and (3) to promote teamwork among participants. Additionally, the Amended Plan is intended to provide Cars Commerce with flexibility to motivate, attract, and retain the participants who make significant contributions to Cars Commerce’s success and to allow participants to share in that success.

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Administration. The Board and the Compensation Committee will administer the Amended Plan and each has the authority to (1) select the directors and employees that will participate in the Amended Plan; (2) determine the terms and conditions of any award agreements under the Amended Plan (3) adopt, amend and waive rules and regulations relating to the Amended Plan; and (4) make all other determinations that it deems necessary or advisable for the administration of the Amended Plan. As permitted by applicable law and the terms of the Amended Plan, the Board and the Compensation Committee may delegate its authority to administer the Amended Plan.
Eligibility. Any Cars Commerce director or employee selected by the Board or Compensation Committee is eligible for awards under the Amended Plan. As of March 21, 2025, there are approximately 11 directors and 1,687 employees eligible to participate in the Plan. The basis of participation in the Amended Plan is being eligible and selected by the administrator to receive a grant thereunder.
Shares Subject to the Amended Plan. No more than 22,000,000 Shares may be issued pursuant to awards under the Amended Plan (which amount includes the 4,000,000 Shares being requested under this proposal). For purposes of counting the number of Shares available for awards under the Amended Plan, the full number of Shares covered by Freestanding SARs shall be counted against the number of Shares available for awards (i.e., not the net Shares issued in satisfaction of a Freestanding SAR Award); provided, however, that Freestanding SARs that may be settled in cash only will not be so counted. Additionally, if a Stock Option may be settled by issuing net Shares (i.e., withholding a number of Shares equal to the exercise price), the full number of Shares covered by the option shall be counted against the number of Shares available for awards, not the net Shares issued in satisfaction of an option. Additionally, if any award (a) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part, or (b) results in any Shares not being issued, the unissued Shares covered by such award shall be made available for future awards; provided, however, in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Internal Revenue Code of 1986, as amended from time to time (the “Code”).
Adjustments in Authorized Shares. The Board and the Compensation Committee may determine that an adjustment to the terms of the Amended Plan (or awards thereunder) is necessary or appropriate if there is a change in our capitalization in the event of a stock split, stock dividend, reorganization, merger, consolidation, combination, spin-off, repurchase or exchange of Shares, extraordinary cash dividend, any partial or complete liquidation of Cars Commerce, unusual or nonrecurring events affecting Cars Commerce or the financial statements of Cars Commerce or changes in applicable laws, regulations, or accounting principles. The Board and the Compensation Committee can adjust (1) the number and class of Shares reserved for issuance under the Amended Plan, (2) the number, class and/or price of Shares covered by awards then outstanding under the Amended Plan, (3) the limitations on awards under the Amended Plan, and (4) the terms and conditions terms and conditions of, and the criteria included in, awards under the Amended Plan.
Awards Available for Grant. The Board and the Compensation Committee may grant Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights (“SARs”), Restricted Stock, Stock Awards, Restricted Stock Units (“RSUs”), Performance Shares, Performance Units, or Cash-Based Awards, including Adjusted Awards and Substitute Awards under the Amended Plan.
Limitations on Awards. The maximum number of Shares which may be issued as Incentive Stock Options granted under the Amended Plan is 5,000,000.
•	Stock Options. The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any award granted in any one fiscal year to any one participant is 1,000,000.

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•	SARs. The maximum aggregate number of Shares that may be granted in the form of SARs, pursuant to any award granted in any one fiscal year to any one participant shall be 1,000,000.
•	Restricted Stock and Stock Awards. The maximum aggregate grant of Shares with respect to awards of Restricted Stock or Stock Awards granted in any one fiscal year to any one participant is 1,000,000.
•
Restricted Stock Units, Performance Shares. The maximum aggregate grant with respect to awards of Performance Shares or Restricted Stock Units made in any one fiscal year to any one participant shall be equal to 1,000,000 Shares.

•
Performance Units and Cash-Based Awards. The maximum aggregate amount awarded with respect to Performance Units or Cash-Based Awards to any one participant in any one fiscal year may not exceed $10,000,000.

Limitation of Non-Employee Director Compensation. The maximum aggregate grant date value of equity awards that may be awarded to a non-employee director under the Amended Plan during any one fiscal year, together with any cash compensation paid to such non-employee director during such fiscal year, will be $900,000 for the Chairman of the Board and $700,000 for all other non-employee directors.
Minimum Vesting. Awards granted under the Amended Plan (other than cash-based awards) will vest no earlier than the first anniversary of the applicable date of grant, except that such requirement does not apply to: (1) substitute awards, (2) Shares delivered in lieu of fully vested cash obligations, (3) awards to non-employee directors that vest on the earlier of (a) the one-year anniversary of the applicable date of grant and (b) the next annual meeting of the Company’s stockholders, that is at least 50 weeks after the immediately preceding year’s annual meeting of the Company’s stockholders, and (4) additional awards the Compensation Committee may grant, up to a maximum of 5% of the available share reserve under the Amended Plan. However, this minimum vesting provision does not preclude the Compensation Committee from providing for continued or accelerated vesting of awards in connection with certain events or amending outstanding awards.
Stock Options. The Board and the Compensation Committee may grant options to purchase Shares that are either “qualified,” meaning they are intended to satisfy the requirements of Section 422 of the Code for incentive stock options (“Incentive Stock Options”), or “non-qualified,” meaning they are not intended to satisfy the requirements of Section 422 of the Code (“Nonqualified Stock Options”). Stock Options granted under the Amended Plan will be subject to the terms and conditions established by the Board and the Compensation Committee and specified in the applicable award agreement. Under the Amended Plan, the exercise price of the Stock Option will not be less than 100% of the fair market value of the Shares on the date the Stock Option is granted. The maximum term of a Stock Option granted under the Amended Plan will be ten years from the grant date. Payment upon the exercise of a Stock Option may be made in cash or cash equivalent; Shares valued at the fair market value at the time the Stock Option is exercised, any combination of the foregoing or any other method approved by the Board or the Compensation Committee. Incentive Stock Options are nontransferable by the participant other than by will or by the laws of descent and distribution and are exercisable during the participant’s lifetime only by the participant. Unless otherwise provided in a participant’s award agreement, Nonqualified Stock Options are nontransferable by the participant other than by will or by the laws of descent and distribution and are exercisable during the participant’s lifetime only by the participant.
Stock Appreciation Rights. The Board and the Compensation Committee may award SARs under the Amended Plan. A SAR is a contractual right that allows a participant to receive, in the form of either cash, shares or any combination of cash and shares, the appreciation, if any, in the value of a share over a certain period of time. The Board and the Compensation Committee may grant SARs in conjunction with a related Stock Option (“Tandem SARs”), independently of any Stock Option

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(“Freestanding SARs”) or any combination of these forms of SARs. SARs granted under the Amended Plan will be subject to the terms and conditions established by the Board and the Compensation Committee and specified in the applicable award agreement. A Tandem SAR is exercisable only at the time and only to the extent that the related Stock Option is exercisable, while a Freestanding SAR is exercisable at such times or upon such events and subject to such terms, conditions, performance criteria or restrictions as specified by the Board or the Compensation Committee. The exercise price of each SAR may not be less than the fair market value of a share of our common stock on the date of grant.
Upon the exercise of any SAR, the participant is entitled to receive payment in an amount determined by multiplying (1) an amount equal to the excess of the fair market value of a Share on the date of exercise over the grant price by (2) the number of Shares with respect to which the SAR is exercised. Payment upon the exercise of a Stock Option may be made in cash, Shares, any combination of the foregoing or any other method approved by the Compensation Committee. SARs are generally nontransferable by the participant other than by will or by the laws of descent and distribution and are generally exercisable during the participant’s lifetime only by the participant.
Restricted Stock and Stock Awards. The Board and the Compensation Committee may grant Restricted Stock and Stock Awards under the Amended Plan. Restricted Stock granted under the Amended Plan will be subject to restrictions established by the Compensation Committee and specified in the applicable award agreement. The Board and the Compensation Committee may award Shares to a participant that are not subject to restrictions (“Stock Awards”). The Board and the Compensation Committee may determine whether a participant holding Restricted Stock will have voting rights and the right to receive dividends with respect to the underlying Shares of Restricted Stock.
Restricted Stock Units, Performance Share Units, Performance Shares and Cash-Based Awards. The Board and the Compensation Committee may grant Restricted Stock Units (“RSUs”), Performance Share Units (“PSUs”) Performance Shares or Cash-Based Awards under the Amended Plan. The Board and the Compensation Committee will determine the initial value, the duration of the award, the performance measures and/or service requirements, or any other conditions applicable to the award and specified in the applicable award agreement. If the Board and the Compensation Committee establish performance measures or service requirements, they must be met during a specified time period (the “Performance Period”). Subject to the terms of the Amended Plan, the Board and the Compensation Committee may pay earned RSUs, PSUs, Performance Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate fair market value equal to the value of the earned RSUs, PSUs, Performance Shares and Cash-Based Awards at the close of the applicable Performance Period. Except as otherwise provided in a participant’s award agreement, RSUs, PSUs, Performance Shares and Cash-Based Awards are nontransferable by the participant other than by will or by the laws of descent and distribution and are exercisable during the participant’s lifetime only by the participant or the participant’s legal representative.
Performance Measures. Under the Amended Plan, the vesting, exercisability or payment of certain awards may be made subject to the satisfaction of performance measures. The performance measures applicable to a particular award will be determined by the Board and the Compensation Committee at the time of grant. One or more of the following business criteria for Cars Commerce on a consolidated, segment, division, group, or business level measured either annually or cumulatively over a period of years or other periods, on an absolute basis or relative to pre-established targets, to a previous year’s results or to a designated comparison group may be used by the Board and the Compensation Committee in establishing performance measures under the Amended Plan: (a) earnings per share (basic or diluted); (b) income before income taxes; (c) income from continuing operations; (d) net income or net income attributable to Cars Commerce; (e) operating income; cash flow from operating activities, operating cash flow (defined as operating income plus non-cash

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charges for depreciation, amortization and impairment of operating assets) or free cash flow; (g) EBITDA, or net income attributable to Cars Commerce, before interest, taxes, depreciation/amortization; (h) return measures (including, but not limited to, return on assets, equity, capital or investment); (i) cash flow return on investments, which equals net cash flows divided by owner’s equity; (j) internal rate of return or increase in net present value; (k) dividend payments; (l) gross revenues; (m) gross margins; (n) operating measures such as trends in digital metrics and advertising measures; (o) internal measures such as workforce composition and qualifications; (p) share price (including, but not limited to, growth measures and total shareholder return) and market value; (q) debt (including, but not limited to, measures such as debt (book value or face value) outstanding and debt to earnings before interest, taxes, depreciation and amortization); (r) market share; (s) expense management; and (t) any of the foregoing measures compared to peer or other companies.
Deferrals. The Board and the Compensation Committee may require or permit a participant to elect to defer the issuance of Shares or the receipt of cash awarded under the Amended Plan. All mandatory or elective deferrals must comply with the requirements of Section 409A of the Code.
Change in Control. Unless prohibited under applicable laws, the rules and regulations of any governing governmental agencies or national securities exchanges, or otherwise provided in a participant’s award agreement, in the event of a “Change in Control” (as defined in the Amended Plan), awards to employees will fully vest if:
1.	the awards are not continued or assumed (e.g., the awards are not equitably converted or substituted for awards of a successor entity) in connection with the Change in Control or
2.	the employee has a qualifying termination of employment (as defined in the award agreement) within two years following the date of the Change in Control.
Additionally, if the awards are not continued or assumed in connection with the Change in Control or in the event of a qualifying termination of employment (as defined in the award agreement) within two years following the date of the Change in Control, then upon such Change in Control or such qualifying termination:
1.	Any and all granted Stock Options and SARs will become fully exercisable during their remaining term; and
2.	Any restriction periods and restrictions imposed on Restricted Stock that are not performance-based will lapse; and
3.
The target payout opportunities attainable under all outstanding awards of performance-based Restricted Stock, PSUs and Performance Shares will be deemed to have been fully earned for the entire Performance Period(s) as of the effective date of the Change in Control or such qualifying termination.

Awards Subject to Section 409A of the Code. The Amended Plan and awards granted under the Amended Plan are intended to be exempt from or conform with the requirements of Section 409A of the Code. Section 409A of the Code imposes complex rules on nonqualified deferred compensation arrangements, including requirements with respect to elections to defer compensation and the timing of payment of deferred amounts. The Board and the Compensation Committee are authorized, to amend the Amended Plan or any award agreement as it deems necessary or advisable to comply with Section 409A of the Code.
Amendment. The Board and the Compensation Committee may amend, suspend, or terminate the Amended Plan in whole or in part, provided however, that no amendment of the Amended Plan will be effective without stockholder approval if

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(i) stockholder approval is required by applicable law, rule or regulation, including any rule of the NYSE or any other stock exchange on which the common stock is then traded, (ii) the amendment permits the grant of any Stock Option with a price less than the fair market value of the Shares on the date of grant; (iii) reduces the price of an outstanding Stock Option, either by lowering the price or by canceling an outstanding Stock Option and granting a replacement Stock Option with a lower exercise price; (iv) permits the grant of any SAR with a grant price that is less than the fair market value of the Shares on the date of grant; or (v) reduces the grant price of an outstanding SAR, either by lowering the grant price or by canceling an outstanding SAR and granting a replacement SAR with a lower exercise price.
Clawback Policy. Awards granted under the Amended Plan are subject to our Clawback Policy and recovery pursuant to any applicable law, government regulation or stock exchange listing requirement. Our Clawback Policy, which applies to all Awards including equity-based awards under the Plan, contains provisions requiring the recovery of excess incentive-based compensation in the event of certain accounting restatements in accordance with NYSE listing standards, as well as separate provisions permitting recovery of incentive-based compensation in the discretion of the Compensation Committee in the event of any violation by a participant of laws, regulations, or Cars Commerce policies that result in significant harm to Cars Commerce, including but not limited to reputational, financial or competitive harm. For more information regarding our Clawback Policy, see “Incentive Compensation Clawback Policy” in our CD&A.
Federal income tax consequences
The following is a brief summary of certain of the Federal income tax consequences of certain transactions under the Amended Plan based on Federal income tax laws in effect. This summary, which is presented for the information of stockholders considering how to vote on this proposal and not for Amended Plan participants, is not intended to be complete and does not describe Federal taxes other than income taxes (such as Medicare and Social Security taxes), or state, local or foreign tax consequences.
Tax Consequences to Participants
Nonqualified Stock Options.
In general, no income will be recognized by an optionee at the time a nonqualified stock option is granted. At the time of exercise of a non-qualified stock option, ordinary income will be recognized by the optionee in an amount equal to the difference between the option price paid for the shares and the fair market value of the shares, if unrestricted, on the date of exercise. At the time of sale of shares acquired pursuant to the exercise of a nonqualified stock option, appreciation (or depreciation) in value of the shares after the date of exercise will be treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held.
Incentive Stock Options.
No income generally will be recognized by an optionee upon the grant or exercise of an “incentive stock option” as defined in Section 422 of the Code. If shares of common stock are issued to the optionee pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such optionee within two years after the date of grant or within one year after the transfer of such shares to the optionee, then upon sale of such shares, any amount realized in excess of the option price will be taxed to the optionee as a long-term capital gain and any loss sustained will be a long-term capital loss. If shares of common stock acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, the optionee generally will recognize ordinary income in the

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year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at the time of exercise (or, if less, the amount realized on the disposition of such shares if a sale or exchange) over the exercise price paid for such shares. Any further gain (or loss) realized by the participant generally will be taxed as short-term or long-term capital gain (or loss) depending on the holding period.
Stock Appreciation Rights.
No income will be recognized by a participant in connection with the grant of a SAR. When the SAR is exercised, the participant normally will be required to include as taxable ordinary income in the year of exercise an amount equal to the amount of cash received and the fair market value of any unrestricted shares of our common stock received on the exercise.
Stock Awards.
The recipient of stock awards (i.e., restricted shares) generally will be subject to tax at ordinary income rates on the fair market value of the restricted shares (reduced by any amount paid by the recipient for such restricted shares) at such time as the restricted shares are no longer subject to forfeiture or restrictions on transfer for purposes of Section 83 of the Code (“Restrictions”). However, a recipient who so elects under Section 83(b) of the Code within 30 days of the date of transfer of the shares will have taxable ordinary income on the date of transfer of the shares equal to the excess of the fair market value of such shares (determined without regard to the Restrictions) over the purchase price, if any, of such restricted shares. If a Section 83(b) election has not been made, any dividends received with respect to restricted shares that are subject to the Restrictions generally will be treated as compensation that is taxable as ordinary income to the recipient.
Stock Unit Awards.
No income generally will be recognized upon the award of stock unit awards (i.e., RSUs). The recipient of an RSU award generally will be subject to tax at ordinary income rates on the fair market value of unrestricted shares of our common stock on the date that such shares are transferred to the participant under the award (reduced by any amount paid by the participant for such RSUs), and the capital gains/loss holding period for such shares will also commence on such date.
Other Awards.
The granting of other awards such as performance units, performance shares or annual incentive awards generally should not result in the recognition of taxable income by the recipient. The payment or settlement of these awards should generally result in immediate recognition of taxable ordinary income by the recipient equal to the amount of any cash paid or the then-current fair market value of the shares of common stock received. If the award consists of shares that are not transferable and are subject to a substantial risk of forfeiture, the tax consequences to the participant and the Company will be similar to the tax consequences of stock awards described above, assuming that such award is payable upon the lapse of the restrictions. If the award consists of unrestricted shares of common stock, the recipient of those shares will immediately recognize as taxable ordinary income the fair market value of those shares on the date of grant.
Tax Consequences to the Company
To the extent that a participant recognizes ordinary income in the circumstances described above, the Company or the subsidiary for which the participant performs services will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code and is not disallowed by the $1 million limitation on certain executive compensation under Section 162(m) of the Code.

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Historical Awards
Since its inception, the following grants have been made under the Plan to the persons and categories of persons identified below:

Name	Number of Shares Subject to Stock Options	Number of Shares Subject to RSUs	Number of Shares Subject to PSUs*
Named Executive Officers:
Alex Vetter	1,067,341	1,490,866	1,005,206
Sonia Jain	—	731,784	294,384
Doug Miller	—	394,466	158,499
Angelique Strong Marks	—	231,738	—
Matthew Crawford	—	138,103	—
Executive Officers as a Group	1,067,341	2,986,957	1,506,918
Each Nominee for Election as a Director (other than Alex Vetter who is included above):
Scott Forbes	—	148,483	—
Jerri DeVard	—	93,925	—
Jill Greenthal	—	96,487	—
Thomas Hale	—	93,925	—
Michael Kelly	—	88,113	—
Donald A. McGovern Jr.	—	93,925	—
Greg Revelle	—	93,925	—
Jenell Ross	—	49,178	—
Bala Subramanian	—	90,006	—
Bryan Wiener	—	88,113	—
Non-Employee Executive Directors as a Group	—	936,080	—
Non-Executive Officer Employees as a Group	—	9,346,447	1,190,464

*	The number of shares subject to PSUs in the table above assumes target (100%) payout for all awards.
New Plan Benefits
Future awards under the Amended Plan will be made at the discretion of the Committee; therefore, it is generally not possible to quantify the benefits or amounts that may be received by the named executive officers or groups noted in the table below pursuant to the Amended Plan in the future. However, estimated awards that are anticipated to be made in 2025 to our non-employee directors based on the current non-employee director compensation program are set forth in the table below.

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Name and Position	Dollar Value ($)
Alex Vetter, Chief Executive Officer and Director	N/A
Sonia Jain, Chief Financial Officer	N/A
Doug Miller, Former President and Chief Commercial Officer	N/A
Angelique Strong Marks, Chief Legal Officer and Corporate Secretary	N/A
Matthew Crawford, Chief Product and Innovation Officer	N/A
Executive Officers as a Group	N/A
Non-Executive Directors as a Group	1,875,000(1)
Non-Executive Officer Employees as a Group	N/A

(1)
The amount disclosed is an estimate for all restricted stock units to be issued to our 10 non-employee directors in 2025, using the current $180,000 target grant date value per non-employee director for restricted stock unit awards and includes an additional equity award to Scott for serving as the independent chair based on a target grant date value equal to $75,000.

Vote required
Approval of the Amended Plan requires the affirmative vote of a majority of the votes represented by the shares of our common stock present at the Annual Meeting in person or by proxy and entitled to vote. Abstention shall have the effect of a vote against the proposal and broker non-votes shall have no effect on the outcome of the vote.
Registration with the SEC
We intend to file a Registration Statement on Form S-8 relating to the issuance of Shares under the Amended Plan with the Securities and Exchange Commission pursuant to the Securities Act of 1933, as amended, as soon as practicable after approval of the Amended Plan by our stockholders.

VOTE

The Board, upon recommendation of the Compensation Committee, unanimously recommends that stockholders vote “FOR” the approval of the Amended and Restated Cars.com Inc. Omnibus Incentive Compensation Plan.

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Equity Compensation Plan Information
The following table provides information about shares of our common stock that may be issued upon the exercise of options, warrants and rights under all our existing equity compensation plans as of December 31, 2024. Our Omnibus Incentive Compensation Plan and Employee Stock Purchase Plan are our only compensation plans pursuant to which our equity securities are authorized for issuance. We refer to these plans and grants collectively as our “Equity Compensation Plans.”

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a)	Weighted-Average Exercise Price of Outstanding Options, Warrants and Rights (b)($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Equity compensation plans approved by security holders	5,635,492	10.45	5,774,696
Equity compensation plans not approved by security holders	—	—	—
Total	5,635,492		5,774,696

(1)
Represents RSUs, PSUs, and stock options issued under our Equity Compensation Plans. RSUs and PSUs may be settled only for shares of our common stock on a one-for-one basis. Stock options may be exercised at a specified grant exercise price and settled for shares of our common stock on a one-for-one basis. The number included for PSUs reflects units awarded at target. Please see the “Compensation Discussion and Analysis” section of this Proxy Statement for further information regarding our equity awards.

(2)	Consists of 4,028,041 shares reserved for issuance under our Omnibus Incentive Compensation Plan and 1,746,655 shares reserved for issuance under our ESPP.

80	Cars.com Inc.	2025 Proxy Statement

Proposal Six:
Approval of an Amendment to the Amended and Restated Certificate of Incorporation of Cars.com Inc. for Exculpation of Officers
We are asking that stockholders approve an amendment to our Amended and Restated Certificate of Incorporation to provide for exculpation of certain Cars Commerce officers as now permitted by amendments to Delaware General Corporation Law (the “Officer Exculpation Amendment”).
Background
Cars Commerce is a Delaware corporation. Section 102(b)(7) of the Delaware General Corporation Law (the “DGCL”) was amended effective August 1, 2022, to allow corporations to amend their certificates of incorporation to eliminate or limit personal liability of certain officers for monetary damages for breach of the fiduciary duty of care in certain circumstances. Previously, Section 102(b)(7) of the DGCL provided for exculpation for directors only. The amendment to the DGCL does not permit companies to eliminate officers’ monetary liability for breach of fiduciary duty claims brought by the company itself or for derivative claims brought by stockholders on behalf of the company. The amendment to the DGCL also does not permit officer exculpation for breaches of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which an officer derived an improper personal benefit. In addition, the exculpation protection under Section 102(b)(7) of the DGCL only applies to certain officers, namely a person who (during the course of conduct alleged to be wrongful) (i) is or was president, chief executive officer, chief operating officer, chief financial officer, chief legal officer, controller, treasurer or chief accounting officer; (ii) is or was identified in the corporation’s public filings with the SEC as one of the most highly compensated executive officers of the corporation; or (iii) has, by written agreement with the corporation, consented to be identified as an officer for purposes of accepting service of process.
Reasons for the Officer Exculpation Amendment
On March 12, 2025, the ESG Committee recommended, and the Board, after careful consideration, determined that it was in the best interest of Cars Commerce and its stockholders and unanimously approved the Officer Exculpation Amendment, subject to stockholder approval at the Annual Meeting. In approving the Officer Exculpation Amendment and recommending it to stockholders for approval, our Board considered the narrow class and type of claims to which it applies, the limited number of officers that are covered by it, and the benefits to Cars Commerce from providing officer exculpation. In weighing the potential benefits and drawbacks to stockholders, the Board further considered that officers, like directors, are exposed to a substantial risk of lawsuits that could seek to impose personal monetary liability. The Board believes that the Officer Exculpation Amendment would reduce the unequal and inconsistent treatment of directors and officers with respect to claims related to alleged breaches of the duty of care and will help limit litigation that names officers as defendants, when directors cannot be named because of their exculpatory protection, as a litigation strategy to compel

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Proposal Six: Approval of an Amendment to the Amended and Restated Certificate of Incorporation of Cars.com Inc. for Exculpation of Officers
settlement offers. This in turn may decrease future litigation and insurance costs. The Officer Exculpation Amendment would also enable the Company’s officers to continue to exercise good business judgment and act in the best interests of our stockholders, while minimizing their potential personal liability and reducing distractions arising from frivolous litigation, including diversion of management attention and the resultant waste of corporate resources. Additionally, exculpatory provisions for directors are common amongst large public companies, and an increasing number of public companies, including several of our peers, have amended their charters to extend these provisions to officers. As a result, the Board believes that the Officer Exculpation Amendment is necessary to allow us to attract and retain highly qualified persons to serve as officers.
Text of Proposed Amendment to Our Amended and Restated Certificate of Incorporation
Cars Commerce wishes to amend Article IX of its Certificate of Incorporation to read as follows (amended or new language is underlined and italicized for effect):
ARTICLE IX
DIRECTOR AND OFFICER LIABILITY
To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, a no director or officer of the Corporation shall not be personally liable either to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Any amendment or modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. If the DGCL hereafter is amended to further eliminate or limit the liability of a director or officer, then a director or officer of the Corporation, in addition to the circumstances in which a director or officer is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended DCGL.
Effect of the Officer Exculpation Amendment
If our stockholders approve the Officer Exculpation Amendment at the Annual Meeting, Cars Commerce will file an Amended and Restated Certificate of Incorporation containing the Exculpation Amendment (the “Amended and Restated Certificate of Incorporation”), a copy of which is attached as hereto as Appendix B, with the Delaware Secretary of State. If our stockholders do not approve the Officer Exculpation Amendment, the current exculpation provisions relating to directors will remain in place, and we will not file the Amended and Restated Certificate of Incorporation with the Delaware Secretary of State.

VOTE

The Board unanimously recommends that stockholders vote “FOR” the approval of the amendment to Amended and Restated Certificate of Incorporation of Cars.com Inc. to provide for exculpation of officers.

82	Cars.com Inc.	2025 Proxy Statement

Questions and Answers About the Annual Meeting
General Information
1. What is the purpose of the Annual Meeting?
The Annual Meeting provides stockholders with the opportunity to vote on the business items described in the Notice. In addition, the Annual Meeting serves as a forum where our management reports on Cars Commerce’s performance and governance during the fiscal year 2024 and answers questions from stockholders.
2. What is included in the proxy materials?
The proxy materials include our Notice, this Proxy Statement and our 2024 Annual Report.
3. What is a proxy and what is a proxy statement?
A proxy is your legal designation of another person to vote the shares you own. The person you designate is also called a proxy or proxy holder. If you designate someone as your proxy in a written document, the document is a proxy or a proxy card. The SEC requires us to include certain information in a proxy statement when we request that you sign a proxy designating individuals to vote on your behalf.
4. Who are the designated proxies and how may I revoke a proxy?
We have designated two Cars Commerce officers as proxies for the Annual Meeting— Sonia Jain, our Chief Financial Officer and Angelique Strong Marks, our Chief Legal Officer and Corporate Secretary. Stockholders may revoke any proxy at any time prior to completion of voting at the Annual Meeting by delivering either a proper written notice of revocation of your proxy or a later-dated proxy to our Corporate Secretary.
5. How are proxies being solicited and who pays the related expenses?
The Board of Directors of Cars Commerce is soliciting your proxy for use at the Annual Meeting. Cars Commerce will pay the expenses associated with soliciting proxies, including the cost of preparing, printing and mailing, as applicable, this Proxy Statement and the Notice of Internet Availability of Proxy Materials. Our directors, officers and employees may solicit proxies personally or by e-mail, telephone, fax, or letter, without additional compensation. Cars Commerce will reimburse banks, brokers and other custodians, nominees and fiduciaries for their costs of sending the proxy materials to our stockholders.
Voting
6. Who is entitled to vote at the Annual Meeting?
Only stockholders of record of Cars Commerce common stock at the close of business on the Record Date (April 7, 2025) are entitled to receive notice of and vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting. Stockholders who become owners of record after the Record Date cannot vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting. As of the record date, 63,527,561 shares of Cars Commerce’s common stock are outstanding and are entitled to vote at the Annual Meeting.

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Questions and Answers About the Annual Meeting
7. How are votes counted?
Cars Commerce common stock is the only class of voting shares we have outstanding. Each stockholder is entitled to one vote for each share of Cars Commerce common stock held on the Record Date for all matters.
8. What is the difference between a stockholder of record and a stockholder who holds shares in street name?
If your shares are registered in your name, you are a stockholder of record. When you properly vote according to the instructions provided in the proxy card, you instruct the named proxies to vote your shares in the manner you indicate on your proxy.
If your shares are held in the name of your broker, bank, or other institution, which is usually the case if you hold your shares in a brokerage or similar account, your shares are held in street name. Your broker, other institution, or its respective nominee is the stockholder of record for your shares. Only your broker, bank, other institution or nominee is authorized to vote or grant a proxy for your shares.
9. What constitutes a quorum for the Annual Meeting?
A quorum is required to transact business at the Annual Meeting. The presence at the Annual Meeting, virtually or by proxy, of the holders of a majority of our common stock outstanding on the Record Date constitutes a quorum. Shares constituting broker non-votes count as present for the purpose of determining a quorum at the Annual Meeting. Like broker non-votes, abstentions count for the purpose of determining a quorum, but do not count as votes cast for or against a proposal. The effect of broker non-votes and abstentions on the voting outcome for each proposal set forth in this proxy statement appears in question 12 below.
10. How do I vote?
You may vote your shares by providing instructions to the proxy holders, who will then vote in according to your instructions. You may vote in advance of the Annual Meeting as follows:
YOUR VOTE IS IMPORTANT!
Please vote by telephone or the Internet or, if you received a printed copy of the proxy materials, sign and promptly return your proxy card in the enclosed envelope.

Vote by Internet	Go to www.proxyvote.com Follow instructions on the website. Vote by 11:59 p.m. ET on June 3, 2025
Vote by Telephone	Call 1-800-690-6903 Follow the recorded instructions. Vote by 11:59 p.m. ET on June 3, 2025
Vote by Mail
If you received a proxy card by mail, mark, sign, date and return the proxy card in the enclosed, postage-paid envelope or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

You may also vote your shares at the Annual Meeting by going to www.virtualshareholdermeeting.com/CARSCOMMERCE2025 and casting a ballot as instructed during the Annual Meeting. If your shares are held in street name, refer to the voting instructions provided by your broker, bank, trustee, or other nominee to direct how to vote your shares.

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Questions and Answers About the Annual Meeting
11. What happens if I do not provide instructions on how to vote?
If you are a stockholder of record and return your proxy card without instructions, the persons named as proxy holders on the proxy card will vote in according to the recommendations of the Board.
Brokers and other nominees holding shares in street names for their customers are generally required to vote such shares as instructed by their customers. If you do not vote your shares at the Annual Meeting and do not provide voting instructions, your broker, bank, or nominee’s ability to vote your shares depends on the specific proposal.
•
Non-Discretionary Items. If you do not provide voting instructions for any of the non-discretionary items at the Annual Meeting, your broker, bank, or nominee cannot vote your shares, resulting in a “broker non-vote.” All items of business other than Item 2 (Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm) are non-discretionary items.

•
Discretionary Items. Even if you do not provide voting instructions, your broker, bank, or nominee may vote in its discretion on Item 2 (Ratification of Appointment of Ernst & Young LLP as Independent Registered Public Accounting Firm) because it is a discretionary item.

12. What items are being voted upon, how does the Board recommend I vote, and what are the standards for determining whether any item has been approved?

Item of Business	Board Recommendation	Voting Approval Standard	Effect of Abstention	Effect of Broker Non-Vote
Election of Directors (Page 20)	“FOR”	More votes “For” than “Against”	No Effect	No Effect
Ratification of Appointment of Ernst & Young LLP as our Independent Registered Public Accounting Firm for the fiscal year 2025 (Page 63)	“FOR”	Majority of shares present and entitled to vote	Vote “Against”	Not Applicable
Advisory Approval of Executive Officer Compensation (Say on Pay) (Page 67)	“FOR”	Majority of shares present and entitled to vote	Vote “Against”	No Effect
Advisory Approval of the Frequency of Future Advisory Approval of Executive Officer Compensation (Say on Frequency) (Page 68)	“FOR”	Majority of shares present and entitled to vote	Vote “Against”	No Effect
Approval of the Amended and Restated Cars.com Inc. Omnibus Incentive Compensation Plan (Page 69)	“FOR”	Majority of shares present and entitled to vote	Vote “Against”	No Effect
Approval of an amendment to Amended and Restated Certificate of Incorporation of Cars.com Inc. to provide for Exculpation of Officers (Page 81)	“FOR”	Majority of shares outstanding	Vote “Against”	Vote “Against”

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Questions and Answers About the Annual Meeting
13. What happens if other matters are brought before the Annual Meeting?
If any other matters properly come before the Annual Meeting requiring a stockholder vote, the proxy holders will vote in accordance with the Board's recommendations or, if no recommendations are provided, at their own discretion. The persons named as proxy holders also have authority to vote to adjourn or postpone the 2025 Annual Meeting, including to solicit votes in accordance with our Board’s recommendations. As of the date of the Proxy Statement, the Board does not intend to present any additional matters for action at the Annual Meeting.
14. May I revoke my proxy card and change my vote?
Yes. If your shares are registered in your name, you may revoke your proxy and change your vote before the completion of voting at the Annual Meeting by:
•	submitting a valid, later-dated proxy card;
•	submitting a later-dated vote by telephone at 1-800-690-6903 or via the Internet at www.proxyvote.com;
•	providing written notice of such revocation to the Cars Commerce’s Corporate Secretary prior to or at the Annual Meeting (at 300 S. Riverside Plaza, Suite 1000, Chicago IL 60606); or
•	attending and voting at the Annual Meeting (although attendance at the meeting will not by itself revoke a proxy).
15. If I cannot attend the Annual Meeting, how do I vote or listen to it later?
You do not need to attend the Annual Meeting to vote if you submitted your vote via proxy in advance. We will make a replay of the Annual Meeting available on our website at https://investor.cars.com for 30 days after the Annual Meeting.
Meeting Details
16. How can I attend the Annual Meeting?
Stockholders of record as of the close of business on April 7, 2025 may participate in the Annual Meeting by following the instructions below:
1.	15 minutes before 9:30 a.m. Central Time on June 4, 2025 visit www.virtualshareholdermeeting.com/CARSCOMMERCE2025.
2.	Under “Registration,” enter the first 13 digits of the control number received on the notice or proxy card.
3.	Enter your name, email address, and indicate whether you are an individual, or representing a company or institution.
4.	Use the “Vote” button to cast a vote.

86	Cars.com Inc.	2025 Proxy Statement

Questions and Answers About the Annual Meeting
Stockholders whose shares are held through a bank, broker or other nominee may participate in the Annual Meeting by following the instructions below:
1.	Contact your bank, broker, or other nominee.
2.
Use your control number provided by Broadridge to register for, attend and vote at the virtual Annual Meeting. Once you have this control number to participate in the Annual Meeting, please follow the steps set forth above for stockholders of record.

3.
If you own shares through a brokerage firm that does not use Broadridge, contact your brokerage firm and request a “legal proxy.” The brokerage firm will contact Broadridge, and Broadridge will then issue a 16-digit control number to that firm to forward to you.

17. How will the Annual Meeting be conducted?
Format
We are holding the Annual Meeting in a virtual-only meeting format. You cannot attend the Annual Meeting in person at a physical location.
Question and answer session
We will hold a question-and-answer session with management immediately following the conclusion of the business at the Annual Meeting. You may submit a question at any time during the meeting by visiting www.virtualshareholdermeeting.com/CARSCOMMERCE2025. The Chair of the meeting has authority to conduct the Annual Meeting in an orderly manner, including establishing rules of conduct. You can find a copy of the rules of conduct online at the Annual Meeting.
Technical support
If you experience any technical difficulties during the Annual Meeting, you can call a toll-free number available on the virtual stockholder meeting website for assistance.
Other questions
If you have additional questions about the Annual Meeting, contact Investor Relations by email at IR@carscommerce.inc or by telephone at 312-601-5929.
18. Where can I find the Annual Meeting voting results?
Our independent inspector of elections will tabulate the vote at the Annual Meeting. We will publish voting results in a Current Report on Form 8-K that we file with the SEC.
Access to Information and Communications
19. How can I access or receive the proxy materials and 2024 Annual Report?
This Proxy Statement and our 2024 Annual Report on Form 10-K are available at www.proxyvote.com. Any person whose proxy is solicited may also obtain copies of our 2024 Annual Report on Form 10-K, as filed with the SEC (excluding exhibits and documents incorporated by reference), free of charge by submitting a written request to our Corporate Secretary at Cars.com Inc., 300 S. Riverside Plaza, Suite 1000, Chicago, Illinois 60606. Stockholders may request copies of exhibits and

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Questions and Answers About the Annual Meeting
basic documents filed with the 2024 Annual Report on Form 10-K or referenced therein, and we will provide them upon written request and payment of a nominal fee. You may also obtain the 2024 Annual Report on Form 10-K on the SEC’s website, www.sec.gov, or our Investor Relations website at https://investor.cars.com.
20. What is householding?
We have adopted a procedure approved by the SEC called “householding.” Under this procedure, certain stockholders with the same address and last name who do not participate in the electronic delivery of proxy materials will receive only one copy of our 2024 Annual Report on Form 10-K and this Proxy Statement, unless one or more of these stockholders notifies us that they would like to receive individual copies. This procedure reduces our printing costs and postage fees. Stockholders who participate in householding will continue to receive separate proxy cards. If you participate in householding and would like to receive a separate copy of the 2024 Annual Report or the Proxy Statement, or if you share an address with another stockholder and would like to start participating in householding and receive a single copy of the 2024 Annual Report or the Proxy Statement, contact Investor Relations at IR@carscommerce.inc. We will deliver the requested documents to you promptly upon receipt of your request.
21. How do I submit a proposal or nominate a director candidate for the 2026 Annual Meeting?
General
SEC rules permit stockholders to submit proposals for inclusion in our proxy statement by satisfying the requirements of Rule 14a-8 under the Exchange Act (“Rule 14a-8”). Stockholders must submit proposals to our Corporate Secretary no later than 5:00 p.m. Central Time on December 18, 2025, to be considered for inclusion in our proxy statement for our 2026 Annual Meeting of Stockholders. The stockholder proposal must also meet the SEC’s other requirements relating to stockholder proposals.
Advance Notice
Separate from the Rule 14a-8 requirements for including stockholder’s proposal in our Proxy Statement, our Bylaws require advance notice for a stockholder to bring nominations of directors or any other business to be considered at any annual meeting of stockholders. Specifically, our Bylaws require that stockholders who wish to nominate candidates for election as directors or propose any other business to be considered at the 2026 Annual Meeting of Stockholders to notify us of their intent in a written notice. This notice must be delivered to Cars Commerce’s Corporate Secretary at our principal executive offices no earlier than 5:00 p.m. Central Time on February 5, 2026, and no later than 5:00 p.m. Central Time on March 5, 2026.
A stockholder’s notice must also include the information described in our Bylaws. You may contact our Corporate Secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates. If a stockholder’s nomination or proposal does not comply with our Bylaws, we may disregard it.
Additionally, stockholders who intend to solicit proxies in support of director nominees other than the company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 6, 2026.
We intend to file a proxy statement, proxy card, and annual report to stockholders with the SEC in connection with our solicitation of proxies for our 2026 Annual Meeting of Stockholders. Stockholders can obtain our proxy statement (and any amendments and supplements) and other documents as we file them with the SEC, free of charge, from the SEC’s website at: www.sec.gov.

88	Cars.com Inc.	2025 Proxy Statement

Questions and Answers About the Annual Meeting
22. Can stockholders and other interested parties communicate directly with the Board?
Yes. We invite stockholders and other interested parties to communicate directly and confidentially with the Board as a group or any individual director by writing to the Board or individuals at c/o Cars.com Inc., Attention: Chairman of the Board, 300 S. Riverside Plaza, Suite 1000, Chicago, Illinois 60606. The Chairman of our Board will relay the communication to the full Board or individual director as appropriate.
Incorporation by Reference
To the extent that this Proxy Statement is incorporated by reference into any other filing by Cars Commerce under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Report of the Audit Committee” (to the extent permitted by SEC rules) will not be deemed incorporated, unless specifically provided otherwise in such filing.
YOUR VOTE IS IMPORTANT!
Please vote by telephone or the Internet or, if you received a printed copy of the proxy materials, sign and promptly return your proxy card in the enclosed envelope.

Cars.com Inc.	2025 Proxy Statement	89

Appendix A

Cars.com Inc.
Omnibus Incentive Compensation Plan

(Amended and Restated Effective June 4, 2025)
Introduction
In 2017, TEGNA Inc. (the “Predecessor Company”) separated its digital automotive marketplace business from its media and other digital businesses. The separation occurred when TEGNA Inc. contributed its digital automotive marketplace businesses to a newly formed subsidiary, Cars.com Inc., and distributed the stock of Cars.com Inc. to its shareholders (the “Spin-off”).
Awards under this Plan include awards granted to employees and directors of the Predecessor Company or its Affiliates under the Predecessor Company’s 2001 Omnibus Incentive Compensation Plan (Amended and Restated as of May 4, 2010), as amended, that have been converted in connection with the Spin-off to awards under this Plan (the “Adjusted Awards”). The terms of such conversion are generally specified in that certain Employee Matters Agreement by and between Cars.com Inc. and the Predecessor Company dated May 31, 2017 (the “Employee Matters Agreement”). Notwithstanding any other provision of this Plan or the Predecessor Plan (as defined below), no Participant shall be entitled to duplicate benefits under both such Plans with respect to the same period of service or compensation.
Article 1.	Establishment, Objectives, Duration and Service Credit
1.1 Establishment of the Plan. The Company, a Delaware corporation, originally adopted this Cars.com Omnibus Incentive Compensation Plan (hereinafter referred to as the “Plan”), as set forth in this document effective as of May 31, 2017 (the “Effective Date”). The Plan permits the grant of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, and Cash-Based Awards. This amendment and restatement of the Plan shall become effective as of June 4, 2025 (the “Amendment and Restatement Date”) and shall remain in effect as provided in Section 1.3 hereof.
1.2 Objectives of the Plan. The objectives of the Plan are to optimize the profitability and growth of the Company through annual and long-term incentives that are consistent with the Company’s goals and that link the personal interests of Participants to those of the Company’s stockholders, to provide Participants with an incentive for excellence in individual performance, and to promote teamwork among Participants. The Plan is further intended to provide flexibility to the Company and its Affiliates in their ability to motivate, attract, and retain the services of Participants who make significant contributions to the Company’s success and to allow Participants to share in that success.
1.3 Duration of the Plan. The Plan originally became effective on the Effective Date, was amended and restated on the Amendment and Restatement Date, and shall remain in effect, subject to the right of the Committee to amend or terminate the Plan at any time pursuant to Article 16 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan’s provisions. However, in no event may an Award be granted under the Plan on or after the tenth (10th) anniversary of the Amendment and Restatement Date.

Cars.com Inc.	2025 Proxy Statement	A-1

Appendix A
1.4 Service Credit. For each Employee who is employed immediately following the date of the Spin-off by the Company or an Affiliate of the Company and each “Former SpinCo Group Employee” (as defined in the Employee Matters Agreement), service shall be recognized with the Predecessor Company, Gannett Co., Inc. or any of their subsidiaries or predecessor entities at or before the Effective Date, to the same extent that such service was recognized by the Predecessor Company under the Predecessor Plan prior to the date of the Spin-off as if such service had been performed for the Company for purposes of eligibility, vesting and determination of level of benefits under this Plan.
Article 2.	Definitions
Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized:
2.1 “Affiliate” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.
2.2 “Adjusted Awards” shall have the meaning ascribed to such term in the Introduction hereto.
2.3 “Amendment and Restatement Date” shall have the meaning ascribed to such term in Section 1.1 hereof.
2.4 “Award” means, individually or collectively, a grant under this Plan of Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Stock Awards, Restricted Stock Units, Performance Shares, Performance Units, or Cash-Based Awards, and including Adjusted Awards and Substitute Awards.
2.5 “Award Agreement” means a written or electronic agreement entered into by the Company and each Participant or a written or electronic statement issued by the Company to a Participant, which in either case sets forth the terms and provisions applicable to Awards granted under this Plan.
2.6 “Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.
2.7 “Board” or “Board of Directors” means the Board of Directors of the Company.
2.8 “Cash-Based Award” means an Award granted to a Participant whose value is denominated in cash as described in Article 9 hereof and including for service as a Director, cash-based amounts (including, without limitation, retainers) granted under the Plan.
2.9 “Change in Control” means the first to occur of the following:
(a)  the acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a “Person”) of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then-outstanding shares of common stock of the Company (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, for purposes of this Section, the following acquisitions shall not constitute a Change in Control: (A) any acquisition directly from the Company, (B) any acquisition by the Company, (C) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or one of its Affiliates, or (D) any acquisition pursuant to a transaction that complies with (c)(i), (c)(ii) and (c)(iii) below;
(b)  individuals who, as of the Effective Date, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date

A-2	Cars.com Inc.	2025 Proxy Statement

Appendix A
hereof whose election or nomination for election by the Company’s stockholders was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board;
(c)  consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company or any of its subsidiaries, a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any of its subsidiaries (each, a “Business Combination”), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities that were the beneficial owners of the Outstanding Company Common Stock and the Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation or entity resulting from such Business Combination (including, without limitation, a corporation or entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership immediately prior to such Business Combination of the Outstanding Company Common Stock and the Outstanding Company Voting Securities, as the case may be, (ii) no Person (excluding any employee benefit plan (or related trust) of the Company or any corporation or entity resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then-outstanding shares of common stock of the corporation or entity resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation or entity, except to the extent that such ownership existed prior to the Business Combination, and (iii) at least a majority of the members of the board of directors of the corporation or entity resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or
(d)  approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.
Notwithstanding the foregoing, in no event will the Spin-off be treated as a Change in Control. The Committee may specify that the definition of Change in Control shall also require the event to constitute an event that is a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A.
2.10 “Clawback Policy” shall have the meaning ascribed to such term in Section 19.10 hereof.
2.11 “Code” means the Internal Revenue Code of 1986, as amended from time to time.
2.12 “Committee” means any committee appointed by the Board to administer Awards to Employees or Directors, as specified in Article 3 hereof.
2.13 “Company” means Cars.com Inc., a Delaware corporation and any successor thereto as provided in Article 18 hereof.
2.14 “Director” means any individual who is a member of the Board of Directors of the Company; provided, however, that any Director who is employed by the Company shall be considered an Employee under the Plan.
2.15 “Disability” shall have the meaning ascribed to such term in the Award Agreement. If no such definition is provided in the Award Agreement, “Disability” shall mean a medically determinable physical or mental impairment which can be expected to result in death or has lasted or can be expected to last for a continuous period of not less than six months if such disabling condition renders the person unable to perform the material and substantial duties of his or her occupation. With respect to Section 409A Awards that become payable upon a disability, such disability must also qualify as a disability within the meaning of Treasury Regulation 1.409A-3(i)(4).

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2.16 “Effective Date” shall have the meaning ascribed to such term in Section 1.1 hereof.
2.17 “Employee” means any employee of the Company or its Subsidiaries or Affiliates.
2.18 “Employee Matters Agreement” shall have the meaning ascribed to such term in the Introduction hereto.
2.19 “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.
2.20 “Fair Market Value” as of any date and in respect of any Share means the then most recent closing price of a Share, provided that, if Shares shall not have been traded on the New York Stock Exchange for more than 10 days immediately preceding such date or if deemed appropriate by the Committee for any other reason, the fair market value of Shares shall be as determined by the Committee in such other manner as it may deem appropriate, provided that such valuation is consistent with the requirements of Section 409A. In no event shall the fair market value of any Share be less than its par value.
2.21 “Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7 hereof.
2.22 “Incentive Stock Option” or “ISO” means an option to purchase Shares granted under Article 6 hereof and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422. To the extent that an option is granted that is intended to meet the requirements of Code Section 422, but fails to meet such requirements, the option will be treated as a NQSO.
2.23 “Insider” shall mean an individual who is, on the relevant date, an executive officer, director or ten percent (10%) beneficial owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, all as defined under Section 16 of the Exchange Act.
2.24 “Nonqualified Stock Option” or “NQSO” means an option to purchase Shares granted under Article 6 hereof and that is not intended to be treated as an Incentive Stock Option, or that otherwise does not meet such requirements.
2.25 “Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6 hereof.
2.26 “Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.
2.27 “Participant” means an Employee or Director who has been selected to receive an Award or who has outstanding an Award granted under the Plan.
2.28 “Performance Share” means an Award granted to a Participant whose value is denominated in Shares and is earned by satisfaction of specified performance goals and such other terms and conditions that the Committee may specify, as described in Article 9 hereof.
2.29 “Performance Unit” means an Award granted to a Participant whose value is specified by the Committee and is earned by satisfaction of specified performance goals and such other terms and conditions that the Committee may specify, as described in Article 9 hereof.
2.30 “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock is not permitted (e.g., based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, at its discretion), and the Shares are subject to a substantial risk of forfeiture, pursuant to the Award Agreement, as provided in Article 8 hereof.

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2.31 “Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.
2.32 “Predecessor Company” shall have the meaning ascribed to such term in the Introduction hereto.
2.33 “Predecessor Plan” means the TEGNA Inc. 2001 Omnibus Incentive Compensation Plan (Amended and Restated as of May 4, 2010), as amended, as maintained by the Predecessor Company prior to the Effective Date of this Plan.
2.34 “Restricted Stock” means an Award granted to a Participant pursuant to Article 8 hereof.
2.35 “Restricted Stock Units” means an Award granted to a Participant whose value is denominated in Shares and is earned by satisfaction of specified service requirements and such other terms and conditions that the Committee may specify, as described in Article 9 hereof.
2.36 “Retirement” means a termination of employment after attaining age 55 and completing 5 years of service, attaining age 65 or such other definition set forth in an Award Agreement.
2.37 “Section 409A” means Code Section 409A and the regulations and other guidance issued thereunder.
2.38 “Section 409A Award” means an Award that is subject to the requirements of Section 409A.
2.39 “Shares” means the Company’s common stock, par value $0.01 per share.
2.40 “Spin-off” shall have the meaning ascribed to such term in the Introduction hereto.
2.41 “Stock Appreciation Right” or “SAR” means an Award, granted alone or in connection with a related Option, designated as an SAR, pursuant to the terms of Article 7 hereof.
2.42 “Stock Award” means an Award of Shares granted to a Participant pursuant to Section 8.7 hereof.
2.43 “Subsidiary” means any corporation, partnership, limited liability company, joint venture, or other entity in which the Company directly or indirectly has a majority voting interest.
2.44 “Substitute Awards” means Awards granted upon assumption of, or in substitution for, outstanding awards previously granted by a company or other entity (i) all or a portion of the assets or equity of which is acquired by the Company or (ii) with which the Company merges or otherwise combines.
2.45 “Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 hereof, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).
Article 3.	Administration
3.1 General. Subject to the terms and conditions of the Plan, the Plan shall be administered by the Committee; provided, however, that at the discretion of the Board, the Plan may be administered by the Board, including with respect to the grant of Awards under the Plan to non-employee Directors and the administration of such Awards. The members of the Committee shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. The Committee shall have the authority to delegate administrative duties to officers of the Company.

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3.2 Authority of the Committee. Except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to the provisions herein (including, with respect to Section 409A Awards, the requirements of Section 409A), the Committee shall have full power to select Employees and Directors who shall participate in the Plan; determine the sizes and types of Awards; determine the terms and conditions of Awards in a manner consistent with the Plan; construe and interpret the Plan and any agreement or instrument entered into under the Plan; establish, amend, or waive rules and regulations for the Plan’s administration; and amend the terms and conditions of any outstanding Award as provided in the Plan. Further, the Committee shall make all other determinations that it deems necessary or advisable for the administration of the Plan. As permitted by law and the terms of the Plan, the Committee may delegate its authority herein. No member of the Committee shall be liable for any action taken or decision made in good faith relating to the Plan or any Award granted hereunder.
3.3 Decisions Binding. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders and resolutions of the Committee shall be final, conclusive, and binding on all persons, including the Company, its stockholders, Directors, Employees, Participants, and their estates and beneficiaries, unless changed by the Board.
Article 4.	Shares Subject to the Plan and Maximum Awards; Adjusted and Substituted Awards; Director Compensation Limit; Minimum Vesting
4.1 Number of Shares Available for Grants; Share Counting and Reacquired Shares. Subject to Sections 4.2 and 4.4, the number of Shares reserved for issuance to Participants under this Plan is 22,000,000 (consisting of 18,000,000 Shares that were approved as of the Effective Date and 4,000,000 to be approved by the Company’s shareholders in 2025 in connection with this amendment and restatement). Shares issued under the Plan may be authorized but unissued shares or treasury shares.
For purposes of counting the number of Shares available for Awards under the Plan, the full number of shares of the Company’s common stock covered by Freestanding SARs shall be counted against the number of Shares available for Awards (i.e., not the net Shares issued in satisfaction of a Freestanding SAR Award); provided, however, that Freestanding SARs that may be settled in cash only shall not be so counted. Additionally, if an Option may be settled by issuing net Shares (i.e., withholding a number of Shares equal to the exercise price), the full number of shares of the Company’s common stock covered by the Option shall be counted against the number of Shares available for Awards, not the net Shares issued in satisfaction of an Option. If any Award (a) expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part, or (b) results in any Shares not being issued (including as a result of any Award that was settleable either in cash or in stock actually being settled in cash), the unissued Shares covered by such Award shall again be available for the grant of Awards; provided, however, in the case of Incentive Stock Options, the foregoing shall be subject to any limitations under the Code. The following Shares shall not be added back to the number of Shares available for the future grant of Awards: (i) shares of the Company’s common stock tendered to the Company by a Participant to purchase shares of the Company’s common stock upon the exercise of an Award; and (ii) shares of the Company’s common stock repurchased by the Company on the open market using the proceeds from the exercise of an Award. Subject to the foregoing, the Committee shall determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.
The maximum number of Shares which may be issued or transferred upon the exercise of Incentive Stock Options granted under the Plan is 5,000,000.

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The following rules shall apply to grants of Awards under the Plan:
(a)  Stock Options: The maximum aggregate number of Shares that may be granted in the form of Stock Options, pursuant to any Award granted in any one fiscal year to any one Participant shall be 1,000,000.
(b)  SARs: The maximum aggregate number of Shares that may be granted in the form of Stock Appreciation Rights, pursuant to any Award granted in any one fiscal year to any one Participant shall be 1,000,000.
(c)  Restricted Stock/Stock Awards: The maximum aggregate grant of Shares with respect to Awards of Restricted Stock or Stock Awards granted in any one fiscal year to any one Participant shall be 1,000,000.
(d)  Restricted Stock Units, Performance Shares, Performance Units and Cash-Based Awards: The maximum aggregate grant with respect to Awards of Performance Shares or Restricted Stock Units made in any one fiscal year to any one Participant shall be equal to 1,000,000 Shares; and the maximum aggregate amount awarded with respect to Cash-Based Awards or Performance Units to any one Participant in any one fiscal year may not exceed $10,000,000.
4.2 Adjustments in Authorized Shares. Upon a change in corporate capitalization, such as a stock split, stock dividend, or a corporate transaction, such as any merger, consolidation, combination, exchange of shares or the like, separation, including a spin-off, or other distribution of stock or property of the Company, extraordinary cash dividend, any reorganization (whether or not such reorganization comes within the definition of such term in Code Section 368) or any partial or complete liquidation of the Company, the Committee shall make an appropriate adjustment in the number and class of Shares that may be delivered under Section 4.1, in the number and class of and/or price of Shares subject to outstanding Awards granted under the Plan, and in the Award limits set forth in Section 4.1, as may be determined to be equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights.
4.3 Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.2 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. Moreover, in the event of any such transaction or event or, subject to Section 15 of the Plan, in the event of a Change in Control, the Committee may provide in substitution for any or all outstanding awards under the Plan such alternative consideration (including cash), if any, as it, in good faith, may determine to be equitable in the circumstances and shall require in connection therewith the surrender of all awards so replaced in a manner that complies with Section 409A.
4.4 Adjusted and Substitute Awards.
(a)  Notwithstanding any terms or conditions of the Plan to the contrary, (i) Substitute Awards may have substantially the same terms and conditions, including without limitation provisions relating to vesting, exercise periods, expiration, payment, forfeiture, and the consequences of termination of service, as the awards that they replace, as determined by the Committee in its sole discretion, and (ii) Adjusted Awards shall have terms consistent with those set forth in the

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Employee Matters Agreement, which generally provide the Adjusted Awards will have substantially the same terms and conditions, including without limitation provisions relating to vesting, exercise periods, expiration, payment, forfeiture, and the consequences of termination of Service, as the awards that they replace which were granted under the Predecessor Plan.
(b)  The recipient or holder of a Substitute Award or an Adjusted Award shall be an eligible Participant hereunder even if not an Employee or Director with respect to the Company or an Affiliate.
(c)  In the case of a Substitute Award, the date of grant may be treated as the effective date of the grant of such Award under the original plan under which the award was authorized, and in the case of an Adjusted Award, the date of grant shall be the effective date of the grant under the Predecessor Plan.
(d)  The per share exercise price of an Option that is a Substitute Award or Adjusted Award may be less than 100% of the Fair Market Value of a Share on the date of grant, provided that such substitution or adjustment complies with applicable laws and regulations, including the listing requirements of the New York Stock Exchange and Section 409A or Section 424 of the Code, as applicable. The per share exercise price of a Freestanding SAR that is a Substitute Award or an Adjusted Award may be less than 100% of the Fair Market Value of a Share on the date of grant, provided that such substitution or adjustment complies with applicable laws and regulations, including the listing requirements of the New York Stock Exchange and Section 409A, as applicable.
(e)  Anything to the contrary in this Plan notwithstanding, any Shares underlying Substitute Awards or Adjusted Awards shall not be counted against the limits set forth in Section 4.1(a)-(d). Anything to the contrary in this Plan notwithstanding, any Shares underlying Substitute Awards shall not be counted against the number of Shares authorized for issuance or the maximum number of Shares which may be issued under Incentive Stock Options, and the lapse, expiration, termination, forfeiture or cancellation of any Substitute Award without the issuance of Shares or payment of cash thereunder shall not result in an increase the number of Shares available for issuance under the Plan. For the avoidance of doubt, Adjusted Awards shall be treated as Awards generally (and not as Substitute Awards) for purposes of the preceding sentence.
4.5 Limit on Compensation Paid to Directors. Except as indicated below, the cash value of all Awards (equity or cash-based) granted to a single non-employee Director, solely with respect to service as a Director, in one calendar year shall not exceed $700,000. Such annual limit shall be measured based on the value of an Award as of the date the Award is first granted (not the date of payment). Accordingly, the annual limit shall not include the value of an Award in the calendar year when it is paid or vests if such year is different from the year the Award is granted. Notwithstanding the foregoing, if the non-employee Director is the Chairman of the Board, such limit will be $900,000.
4.6 Minimum Vesting Requirements. Notwithstanding any other provision of this Plan (outside of this Section 4.6) to the contrary, Awards granted under this Plan (other than Cash-Based Awards) shall vest no earlier than the first anniversary of the applicable date of grant; provided, however, that the following awards shall not be subject to the foregoing minimum vesting requirement: any (a) Substitute Awards, (b) Shares delivered in lieu of fully vested cash obligations; (c) awards to non-employee Directors that vest on the earlier of (i) the one-year anniversary of the applicable date of grant and (ii) the next annual meeting of the Company’s shareholders, that is at least 50 weeks after the immediately preceding year’s annual meeting of the Company’s shareholders; and (d) additional awards the Committee may grant, up to a maximum of 5% of the available share reserve authorized for issuance under this Plan pursuant to Section 4.1) (subject to adjustment as provided

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in this Plan). Nothing in this Section 4.6 or otherwise in this Plan, however, shall preclude the Committee, in its sole discretion, from (x) providing for continued vesting or accelerated vesting for any Award under this Plan upon certain events, including in connection with or following a Participant’s death, disability, or termination of service (provided that treatment of awards in connection with a Change in Control shall be subject to Article 15 of this Plan) or (y) exercising its authority under Section 3.2 to amend an Award at any time following the grant of such Award.
Article 5.	Eligibility and Participation
5.1 Eligibility. Persons eligible to participate in this Plan include all Employees and Directors.
5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible Employees and Directors, those to whom Awards shall be granted and shall determine the nature and amount of each Award.
5.3 Newly Eligible Employees. The Committee shall be entitled to make such rules, regulations, determinations and awards as it deems appropriate in respect of any Employee who becomes eligible to participate in the Plan after the commencement of an award or incentive period.
5.4 Leaves of Absence. The Committee shall be entitled to make such rules, regulations, and determinations as it deems appropriate under the Plan in respect of any leave of absence taken by the recipient of any award. Without limiting the generality of the foregoing, the Committee shall be entitled to determine: (a) whether or not any such leave of absence shall constitute a termination of employment within the meaning of the Plan; and (b) the impact, if any, of such leave of absence on awards under the Plan theretofore made to any recipient who takes such leave of absence. Notwithstanding the foregoing, with respect to any Section 409A Award, all leaves of absences and determinations of terminations of employment must be construed and interpreted consistent with the requirements of Section 409A and the definition of “separation from service” thereunder.
Article 6.	Stock Options
6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee. Notwithstanding the foregoing, Incentive Stock Options may only be granted to Employees of the Company or its Affiliates or Subsidiaries; provided that the Affiliate or Subsidiary is a type of entity whose employees can receive such options under Code Sections 422 and 424.
6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.
6.3 Option Price. The Option Price for each grant of an Option under this Plan shall be as determined by the Committee; provided, however, the per-share exercise price shall not be less than 100 percent of the Fair Market Value of the Shares on the date the Option is granted.
6.4 Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided that the Option must expire on or before the date that is the tenth anniversary of the date of grant.

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6.5 Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for each grant or for each Participant.
6.6 Payment. Options granted under this Article 6 shall be exercised by the delivery of a written, electronic or telephonic notice of exercise to the Company, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.
The Option Price upon exercise of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; or (b) by tendering previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the total Option Price; or (c) by a combination of (a) and (b); or (d) any other method approved by the Committee in its sole discretion. The tendering of previously acquired Shares may be done through attestation. No fractional Shares may be tendered or accepted in payment of the Option Price.
Cashless exercises are permitted pursuant to Federal Reserve Board’s Regulation T, subject to applicable securities law restrictions, or by any other means which the Committee determines to be consistent with the Plan’s purpose and applicable law.
Subject to any governing rules or regulations, as soon as practicable after receipt of notification of exercise and full payment, the Company shall deliver to the Participant, in the Participant’s name, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s).
Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.
6.7 Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, restrictions under applicable federal securities laws, under the requirements of any stock exchange or market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.
6.8 Nontransferability of Options.
(a)  Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant.
(b)  Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his or her lifetime only by such Participant or such Participant’s legal representative.
6.9 Restriction on Repricings of Underwater Options. The Company may not (i) purchase, cancel or buy out an underwater Option in exchange for cash or (ii) cancel an underwater Option in exchange for an Option with a lower exercise price or for another Award, in either case without first obtaining approval of the Company’s shareholders.
6.10 No Dividends or Dividend Equivalents. Options granted under this Plan may not provide for any dividends or dividend equivalents thereon.

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Article 7.	Stock Appreciation Rights
7.1 Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.
Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.
The grant price of a Freestanding SAR shall not be less than the Fair Market Value of a Share on the date of grant of the SAR. The grant price of Tandem SARs shall equal the Option Price of the related Option.
7.2 SAR Agreement. Each SAR grant shall be evidenced by an Award Agreement that shall specify the grant price, the term of the SAR, and such other provisions as the Committee shall determine.
7.3 Term of SARs. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion; provided that the SAR must expire on or before the date that is the tenth anniversary of the date of grant.
7.4 Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon them.
7.5 Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.
7.6 Payment of SAR Amount. Upon exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:
(a)  The excess of the Fair Market Value of a Share on the date of exercise over the grant price; by
(b)  The number of Shares with respect to which the SAR is exercised.
(c)  In the sole discretion of the Committee, the payment upon SAR exercise may be in cash, in Shares of equivalent value, in some combination thereof, or in any other manner approved by the Committee. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.
7.7 Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, all SARs granted to a Participant under the Plan shall be exercisable during his or her lifetime only by such Participant or such Participant’s legal representative.
7.8 Restriction on Repricings of Underwater SARs. The Company may not (i) purchase, cancel or buy out an underwater SAR in exchange for cash or (ii) cancel an underwater SAR in exchange for a SAR with a lower grant price or for another Award, in either case without first obtaining approval of the Company’s shareholders.

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7.9 No Dividends or Dividend Equivalents. SARs granted under this Plan may not provide for any dividends or dividend equivalents thereon.
Article 8.	Restricted Stock/Stock Awards
8.1 Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock to Participants in such amounts, as the Committee shall determine.
8.2 Restricted Stock Agreement. Each Restricted Stock grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.
8.3 Transferability. The Shares of Restricted Stock granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement, or upon earlier satisfaction of any other conditions, as specified by the Committee in its sole discretion and set forth in the Award Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be available during his or her lifetime only to such Participant or such Participant’s legal representative.
8.4 Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable federal or state securities laws.
To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied.
Except as otherwise provided in the Award Agreement, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the applicable Period of Restriction.
8.5 Voting Rights. If the Committee so determines, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction.
8.6 Dividends. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may, if the Committee so determines, be credited with dividends paid with respect to the underlying Shares while they are so held; provided that, any dividends with respect to the Restricted Stock shall not be paid to the Participant until the Shares of Restricted Stock to which the dividends relate vest. If any Shares of Restricted Stock are forfeited, the Participant shall have no right to the dividends related to the forfeited Shares.
8.7 Stock Award. The Committee may grant and award Shares to a Participant that are not subject to Periods of Restrictions and which may be subject to such conditions or provisions as the Committee determines.

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Article 9.	Restricted Stock Units, Performance Units, Performance Shares, and Cash-Based Awards
9.1 Grant of Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards. Subject to the terms of the Plan, Restricted Stock Units, Performance Shares, Performance Units, and/or Cash-Based Awards may be granted to Participants in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Committee.
9.2 Award Agreement. At the Committee’s discretion, each grant of Restricted Stock Units, Performance Shares, Performance Units and Cash-Based Awards may be evidenced by an Award Agreement that shall specify the initial value, the duration of the Award, the performance goals and/or service requirements, if any, applicable to the Award, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan.
9.3 Value of Performance Units/Shares and Cash-Based Awards. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Restricted Stock Unit and Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. Each Cash-Based Award shall have a value as may be determined by the Committee. The Committee shall set performance goals and/or service requirements in its discretion which, depending on the extent to which they are met, will determine the number and/or value of Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards that will be paid out to the Participant. Generally, a Participant’s right to receive amounts under a Restricted Stock Unit award shall be based on the Participant’s satisfaction of a service requirement and such other terms and conditions that the Committee may specify. Generally, a Participant’s right to receive amounts under a Performance Unit, Performance Share or Cash-Based Award shall be based on the satisfaction of a performance requirement and such other terms and conditions that the Committee may specify. The Committee has full discretionary authority to establish performance goals and/or service requirements, and a performance goal may include a service requirement. For purposes of this Article 9, the time period during which the performance goals and/or service requirements must be met shall be called a “Performance Period.”
9.4 Earning of Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards. Subject to the terms of this Plan and the Award Agreement (if any), after the applicable Performance Period has ended, the holder of Restricted Stock Units, Performance Units, Performance Shares or Cash-Based Awards shall be entitled to receive payout on the number and value of Restricted Stock Units, Performance Units, Performance Shares or Cash-Based Awards earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals and/or service requirements have been achieved. Unless otherwise determined by the Committee, notwithstanding any other provision of the Plan, payment of Cash-Based Awards shall only be made for those Participants who are Directors or in the employ of the Company at the end of the Performance Period or, if none has been specified, the end of the applicable award year.
9.5 Form and Timing of Payment of Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards. Payment of earned Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards shall be as determined by the Committee and, if applicable, as evidenced in the related Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards in the form of cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Restricted Stock Units, Performance Units, Performance Shares and

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Cash-Based Awards at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Committee. No fractional shares will be issued. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
9.6 Dividends/Dividend Equivalents. Unless otherwise provided by the Committee, Participants holding Restricted Stock Units, Performance Units, or Performance Shares may be entitled to receive dividends or dividend equivalents with respect to dividends declared on Shares underlying such Awards; provided that, notwithstanding the foregoing, any dividends or dividend equivalents with respect to the Restricted Stock Units, Performance Units, or Performance Shares shall not be paid to the Participant until the Restricted Stock Units, Performance Units, or Performance Shares to which the dividends or dividend equivalents relate vest. If any Restricted Stock Units, Performance Units, or Performance Shares are forfeited, the Participant shall have no right to the dividends or dividend equivalents related to the forfeited Awards.
9.7 Nontransferability. Except as otherwise provided in a Participant’s Award Agreement, Restricted Stock Units, Performance Units, Performance Shares and Cash-Based Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement, a Participant’s rights under such Awards shall be exercisable during the Participant’s lifetime only by such Participant or such Participant’s legal representative.
Article 10.	Performance Goals
The Committee, in its discretion, may determine that Awards under the Plan are subject to performance goals. The performance goals applicable to an Award may provide for targeted level or levels of achievement using any performance measure determined by the Committee, including but not limited to one or more of the following:
(a)  Earnings per share (basic or diluted);
(b)  Income before income taxes;
(c)  Income from continuing operations;
(d)  Net income or net income attributable to the Company;
(e)  Operating income;
(f)  Cash flow from operating activities, operating cash flow (defined as operating income plus non-cash charges for depreciation, amortization and impairment of operating assets) or free cash flow;
(g)  EBITDA, or net income attributable to the Company, before interest, taxes, depreciation/amortization;
(h)  Return measures (including, but not limited to, return on assets, equity, capital or investment);
(i)  Cash flow return on investments, which equals net cash flows divided by owner’s equity;
(j)  Internal rate of return or increase in net present value;
(k)  Dividend payments;
(l)  Gross revenues;

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(m)  Gross margins;
(n)  Operating measures such as trends in digital metrics and advertising measures;
(o)  Internal measures such as workforce compositions and experience;
(p)  Share price (including, but not limited to, growth measures and total shareholder return) and market value;
(q)  Debt (including, but not limited to, measures such as debt (book value or face value) outstanding and debt to earnings before interest, taxes, depreciation and amortization);
(r)  Market share;
(s)  Expense management; and
(t)  Any of the above measures compared to peer or other companies.
Performance goals may be set either at the consolidated level, segment level, division level, group level, or the business unit level. Additionally, performance goals may be measured either annually or cumulatively over a period of years or other periods, on an absolute basis or relative to pre-established targets, to a previous year’s results or to a designated comparison group, in each case as specified by the Committee.
The Committee may adjust a performance goal established under a performance measure to take into account the effects of “Adjustment Items.” “Adjustment Items” includes, but is not limited to, the following: (1) items presented as “unusual or infrequent items” (or other comparable terms) on the Company’s audited financial statements, (2) unusual, special or nonrecurring charges, costs, credits or items of gain or loss (including, without limitation, an unbudgeted material expense incurred by or at the direction of the Board of Directors or a committee of the Board or a material litigation, claim, judgment or settlement), (3) changes in tax or accounting laws or rules or changes in other laws or regulatory rules affecting reported results; (4) expenses related to the Spin-off; (5) reorganization and restructuring costs; (6) costs arising from or related to mergers, acquisitions, divestitures, dispositions, spin-offs or significant actual or potential transactions (including, without limitation, a corporate merger, consolidation, acquisition of property or stock, reorganization, restructuring charge, or joint venture), in each case regardless whether such transactions have been consummated, and related transition and integration costs, such as retention bonuses and acquisition-related milestone payments to acquired employees, in addition to consulting, compensation and other incremental costs associated with integration projects; (7) litigation and dispute settlement charges and expenses; (8) asset write-downs, including impairment of goodwill and intangible assets; (9) discontinued operations and other exit costs; (10) expenses or charges related to any equity offering, investment, indebtedness or restricted payment or any modification to any instrument of indebtedness, in each case regardless whether such transaction has been consummated; (11) deferred financing costs written off and premiums paid in connection with any early extinguishment of debt, including hedging obligations or other derivative instruments; (12) non-cash stock based compensation and revenue amortization; (13) cash proceeds of business interruption insurance and/or (14) cash expenses/charges to the extent fully indemnified by a third party or covered by insurance, each of which are identified in the quarterly and/or annual audited financial statements and notes thereto or in the “management’s discussion and analysis” of the financial statements in a period report filed with the Securities and Exchange Commission under the Exchange Act. The Committee shall make such adjustments to the performance goals as shall be equitable and appropriate in order to make the goal, as nearly as practicable, equivalent to the goal immediately prior to such transaction or event. If the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company, or the manner

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in which it conducts its business or other events or circumstances render the performance goals unsuitable, the Committee may in its discretion modify such performance goals or the actual levels of achievement regarding the performance goals, in whole or in part, as the Committee deems appropriate and equitable.
Article 11.	Beneficiary Designation
The Committee may permit Participants under the Plan to name, from time to time, any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his or her death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Company, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. If a beneficiary designation has not been made, or the beneficiary was not properly designated (in the sole discretion of the Committee), has died or cannot be found, all payments after death shall be paid to the Participant’s estate. In case of disputes over the proper beneficiary, the Company reserves the right to make any or all payments to the Participant’s estate.
Article 12.	Deferrals
Subject to the requirements of Section 409A, the Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the lapse or waiver of restrictions with respect to Restricted Stock, payment of a Stock Award or the satisfaction of any requirements or goals with respect to Restricted Stock Units, Performance Units/Shares and Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such payment deferrals provided that such rules must comply with the requirements of Section 409A.
Article 13.	Rights of Employees/Directors
13.1 Employment. Nothing in the Plan shall confer upon any Participant any right to continue in the Company’s employ, or as a Director, or interfere with or limit in any way the right of the Company to terminate any Participant’s employment or directorship at any time.
13.2 Participation. No Employee or Director shall have the right to be selected to receive an Award under this Plan, or, having been so selected, to be selected to receive a future Award.
13.3 Rights as a Stockholder. Except as provided in Sections 8.5, 8.6 and 9.6, a Participant shall have none of the rights of a shareholder with respect to Shares covered by any Award until the Participant becomes the record holder of such shares.
Article 14.	Termination of Employment/Directorship
Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to such Participant’s outstanding Award(s) following termination of the Participant’s employment or directorship with the Company. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreements entered into with each Participant, need not be uniform among all Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

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Article 15.	Change in Control
15.1 Treatment of Outstanding Awards Other than Cash-Based Awards. In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee specifies otherwise in the Award Agreement:
(a)  Awards to Employees will fully vest if: (i) the Awards are not continued or assumed (e.g., the Awards are not equitably converted or substituted for awards of a successor entity) in connection with the Change in Control; or (ii) the Employee has a qualifying termination of employment (as defined in the Award Agreement) within two years following the date of the Change in Control. Additionally, in the event that the Awards are not so continued or assumed in connection with the Change in Control or in the event of a qualifying termination of employment (as defined in the Award Agreement) within two years following the date of the Change in Control, then upon such Change in Control or such qualifying termination (as the case may be):
(i)  Any and all Options and SARs granted hereunder shall become fully exercisable during their remaining term; and
(ii)  Any restriction periods and restrictions imposed on Restricted Stock that are not performance-based shall lapse; and
(iii)  The target payout opportunities attainable under all outstanding Awards of performance-based Restricted Stock, Performance Units and Performance Shares shall be deemed to have been fully earned for the entire Performance Period (s) as of the effective date of the Change in Control or such qualifying termination. The vesting of all such Awards denominated in Shares shall be accelerated as of the effective date of the Change in Control or such qualifying termination and shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control or such qualifying termination based upon an assumed achievement of all relevant target performance goals (such payment shall be in full satisfaction of the Award). Such Awards denominated in cash shall be paid to Participants in cash within thirty (30) days following the effective date of the Change in Control or such qualifying termination based on an assumed achievement of all relevant target performance goals (such payment shall be in full satisfaction of the Award). Restricted Stock Units shall be fully vested as of the effective date of the Change in Control or such qualifying termination, and the full value of such an Award shall be paid out to Participants within thirty (30) days following the effective date of the Change in Control or such qualifying termination. Notwithstanding the foregoing, in the event that the Award is not so continued or assumed in connection with a Change in Control, the payment of a Section 409A Award will only be accelerated if the Change in Control also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A and will not result in additional taxes under Section 409A.
15.2 Treatment of Cash-Based Awards. In the event of a Change in Control, unless otherwise specifically prohibited under applicable laws, or by the rules and regulations of any governing governmental agencies or national securities exchanges, or unless the Committee shall provide otherwise in the Award Agreement or resolutions adopted by the Committee, Cash-Based Awards to Employees will fully vest if: (i) the Awards are not continued or assumed (e.g., the Awards are not equitably converted or substituted for awards of a successor entity) in connection with the Change in Control; or (ii) the Employee has a qualifying termination of employment (as defined in the Award Agreement) within two years following the

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date of the Change in Control. In the event that the Cash-Based Awards are not so continued or assumed or in the event of a qualifying termination of employment (as defined in the Award Agreement) within two years following the date of the Change in Control, the vesting of all outstanding Cash-Based Awards shall be accelerated as of the date of such event (and, in the case of performance-based Cash-Based Awards, based on an assumed achievement of all relevant target performance goals), and all Cash-Based Awards shall be paid to Participants in cash within thirty (30) days following the effective date of such event (such payment shall be in full satisfaction of the Award). Notwithstanding the foregoing, in the event that the Cash-Based Awards is not so continued or assumed in connection with a Change in Control, the payment of a Cash-Based Section 409A Award will only be accelerated if the Change in Control also constitutes a change in ownership or effective control of the Company or a change in the ownership of a substantial portion of the assets of the Company within the meaning of Section 409A and will not result in additional taxes under Section 409A.
15.3 Limitation.
(a)  Intention of Section 15.3: The acceleration or payment of Awards could, in certain circumstances, subject the Participant to the excise tax provided under Section 4999 of the Code. It is the object of this Section 15.3 to enable each Participant to retain in full the benefits of the Plan and to provide for the maximum after-tax value to each Participant. Accordingly, the Company will determine, before any payments are made on Awards governed by Section 15.1, which of two alternative forms of acceleration will maximize the Participant’s after-tax proceeds, and must notify the Participant in writing of its determination. The first alternative is the payment in full of all Awards governed by Section 15.1 and any other payments or benefits potentially subject to the excise tax under Section 4999. The second alternative is the payment of only a part of the Participant’s Awards (but taking into account any other payments or benefits potentially subject to the excise tax under Section 4999) so that the Participant receives the largest payment and benefits possible without causing an excise tax to be payable by the Participant under Section 4999 of the Code. This second alternative is referred to in this Section as “Limited Vesting”.
(b)  Limitation on Participant’s Rights: The Participant’s Awards shall be paid only to the extent permitted under the alternative determined by the Company to maximize the Participant’s after-tax proceeds, and the Participant shall have no rights to any greater payments on his or her Awards. For purposes of this determination, the Company shall take into account any rights or benefits the Participant has under another plan or agreement.
(c)  Determination to be Conclusive: The determination of whether Limited Vesting is required and the application of the Limited Vesting rules shall initially be made by the Company in its sole discretion and any such determination shall be conclusive and binding on the Participant unless the Participant proves that it is clearly erroneous. In the latter event, such determination shall be made by the Company in its sole discretion.
(d)  Limited Vesting: Notwithstanding Section 15.1, if Limited Vesting applies then the acceleration or payment of an Award shall not exceed the largest amount that can be paid without causing an excise tax to be payable by the Participant under Section 4999 of the Code. If Limited Vesting applies, awards shall not be accelerated or paid in a manner that maximizes the Participant’s economic position; provided that the reduction shall be made in a manner consistent with the requirements of Section 409A, and where two economically equivalent amounts are subject to reduction but payable at different times, such amounts shall be reduced on a pro rata basis but not below zero. With respect to Awards, generally this means that performance-based Awards are reduced before non-performance, service-based Awards are reduced.

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15.4 Expenses. The Company shall pay all legal fees, court costs, fees of experts and other costs and expenses when incurred by a Participant in connection with any actual, threatened or contemplated litigation or legal, administrative or other proceeding involving the provisions of Section 15.3, whether or not initiated by the Participant.
The reimbursements of such expenses and costs shall comply with the requirements of Section 409A, which generally require (i) that the amount of expenses and costs eligible for reimbursement during a calendar year may not affect the expenses and costs eligible for reimbursement in any other taxable year; (ii) the reimbursement of an eligible expense or cost is made on or before the last day of the calendar year following the calendar year in which the expense or cost was incurred; and (iii) the right to reimbursement is not subject to liquidation or exchange for another benefit.
15.5 Cancelation of Award. In the case of any Option or SAR with an exercise price that equals or exceeds the price paid for a Share in connection with the Change in Control, the Committee may cancel the Option or SAR without the payment of consideration therefor.
15.6 Termination, Amendment, and Modifications of Change-in-Control Provisions. Notwithstanding any other provision of this Plan or any Award Agreement provision, the provisions of this Article 15 may not be terminated, amended, or modified on or after the date of a Change in Control to affect adversely any Award theretofore granted under the Plan and any rights or benefits provided to a Participant this Article 15 without the prior written consent of the Participant with respect to said Participant’s outstanding Awards; provided, however, the Committee may terminate, amend, or modify this Article 15 at any time and from time to time prior to the date of a Change in Control.
Article 16.	Amendment, Modification, Termination and Tax Compliance.
16.1 Amendment, Modification, and Termination. Subject to the terms of the Plan, the Committee or the Board may at any time and from time to time, alter, amend, suspend, or terminate the Plan in whole or in part.
16.2 Awards Previously Granted. The Committee may, in its sole discretion, provide for continued vesting or accelerate the time at which an Option, SAR or other Award may vest or be exercised or the time at which a substantial risk of forfeiture or prohibition or restriction on transfer will lapse or the time when a Period of Restriction will end or the time at which any Cash-Based Awards, Performance Shares or Performance Units will be deemed to have been fully earned or the time when a transfer restriction will terminate or may waive any other limitation or requirement under any such Award. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award; provided that no consent is required for any amendment the Committee deems necessary or appropriate to comply with applicable legal or tax requirements.
16.3 Shareholder Approval Required for Certain Amendments. Approval of the Company’s shareholders will be required for any amendment of the Plan that does any of the following: (a) permits the grant of any Option (other than a Substitute Award) with an Option Price less than the Fair Market Value of the Shares on the date of grant; (b) other than with respect to adjustments permitted under Section 4.2 of the Plan, reduces the Option Price of an outstanding Option, either by lowering the Option Price or by canceling an outstanding Option and granting a replacement Option with a lower exercise price; (c) permits the grant of any SAR (other than a Substitute Award) with a grant price that is less than the Fair Market Value of the

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Shares on the date of grant; (d) other than with respect to adjustments permitted under Section 4.2 of the Plan, reduces the grant price of an outstanding SAR, either by lowering the grant price or by canceling an outstanding SAR and granting a replacement SAR with a lower exercise price; or (e) permits any repricing of an underwater Option or SAR that is prohibited under Section 6.9 or Section 7.8 of the Plan.
16.4 Compliance with Section 409A. It is intended that Awards under this Plan are either exempt from Section 409A or are structured to comply with the requirements of Section 409A. The Plan shall be administered and interpreted in accordance with that intent. By way of example, the following rules shall apply:
•	Any provision of the Plan that would conflict with the requirements of a Section 409A Award shall not apply to a Section 409A Award.
•
Any adjustment or modification to an Award shall be made in compliance with Section 409A (e.g., any adjustment to an Option or SAR under Section 4.2 shall be made in accordance with the requirements of Section 409A).

•	For Section 409A Awards, all rights to amend, terminate or modify the Plan or any Award are subject to the requirements and limitations of Section 409A.
•
For Section 409A Awards, any payment or distribution that is triggered upon termination or cessation of employment or a comparable event shall be interpreted consistent with the definition of “separation from service” within the meaning of Treasury Regulation Section 1.409A-1(h).

•
With respect to amounts payable under a Section 409A Award, in the event that a Participant is a “specified employee” as defined in Section 409A, any amount that is payable in connection with the Participant’s separation from service shall not be paid prior to the date which is six months after the date the Participant separates from service (or, if earlier, the date the Participant dies). A Participant who is subject to the restriction described in the previous sentence shall be paid on the first day of the seventh month after the Participant’s separation from service an amount equal to the benefit that the Participant would have received during such six month period absent the restriction.

While the Company intends for Awards to either be exempt from or in compliance with Section 409A, neither the Company nor the Committee shall be liable to any person for the tax consequences of any failure to comply with the requirements of Section 409A or any other tax consequences relating to Awards under this Plan.
Article 17.	Withholding
The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of this Plan; provided that the amount that is withheld, or may be withheld at the Participant’s discretion with the Company’s consent, cannot exceed the amount of the taxes owed by the Participant using the maximum statutory tax rate in the Participant’s applicable jurisdiction(s). The Participant may satisfy, totally or in part, his obligations pursuant to this Article by electing to have Shares withheld, to redeliver Shares acquired under an Award, or to deliver previously owned Shares, provided that the election is made in writing on or prior to (i) the date of exercise, in the case of Options and SAR’s (ii) the date of payment, in respect of Stock Awards, Restricted Stock Units, Performance Units, Performance Shares, or Cash-Based Awards, and (iii) the expiration of the Period of Restriction, in respect of Restricted Stock. Any election made under this Article shall be irrevocable by the Participant and may be disapproved by the Committee at any time in its sole discretion. In any case, a Participant will be solely responsible and liable

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for the satisfaction of all taxes required to be withheld under applicable income, employment, tax or other laws in connection with any payment made or benefit realized by a Participant under this Plan, and neither the Company nor any of its affiliates will have any obligation to indemnify or otherwise hold a Participant harmless from any or all of such taxes.
Article 18.	Successors
All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business, stock and/or assets of the Company.
Article 19.	General Provisions
19.1 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.
19.2 Severability. If any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.
19.3 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.
19.4 Securities Law Compliance. With respect to Insiders, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 or its successors under the Exchange Act, unless determined otherwise by the Board. To the extent any provision of the Plan or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Board.
19.5 Listing. The Company may use reasonable endeavors to register Shares allotted pursuant to the exercise of an Option with the United States Securities and Exchange Commission or to effect compliance with the registration, qualification, and listing requirements of any national securities laws, stock exchange, or automated quotation system.
19.6 Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
19.7 No Additional Rights. Neither the Award nor any benefits arising under this Plan shall constitute part of an employment contract between the Participant and the Company or any Subsidiary or Affiliate, and accordingly, subject to Section 16.2, this Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to liability on the part of the Company or any Affiliate for severance payments.
19.8 Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, to comply with provisions of laws in other countries in which the Company, its Affiliates, and its Subsidiaries operate or have Employees, the Committee, in its sole discretion, shall have the power and authority to:
(a)  Determine which Affiliates and Subsidiaries will be covered by the Plan or relevant subplans;

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(b)  Determine which Employees employed outside the United States are eligible to become Participants in the Plan;
(c)  Modify the terms and conditions of any Award granted to Participants who are employed outside the United States;
(d)  Establish subplans, modified exercise procedures, and other terms and procedures to the extent such actions may be necessary, advisable or convenient, or to the extent appropriate to provide maximum flexibility for the Participant’s financial planning. Any subplans and modifications to the Plan terms or procedures established under this Section 19.8 by the Committee shall be filed with the Plan document as Appendices; and
(e)  Take any action, before or after an Award is made, which the Committee deems advisable to obtain, comply with, or otherwise reflect any necessary governmental regulatory procedures, exemptions or approvals, as they may affect this Plan, any subplan, or any Participant.
19.9 Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.
19.10 Clawback.
(a)  Awards granted under this Plan are subject to the terms and conditions of the Cars.com Inc. Clawback Policy (updated October 2, 2023, as may be further updated or amended from time to time) and any other clawback provisions, policy or policies (if any) as may be in effect from time to time, including any that specifically implement Section 10D of the Exchange Act, and any applicable rules or regulations promulgated thereunder (including applicable rules and regulations of any national securities exchange on which the Shares at any point may be traded) (collectively, the “Clawback Policy”), and applicable sections of any Award Agreement to which this Plan is applicable or any related documents shall be interpreted consistently with (or deemed superseded by and/or subject to, as applicable) the terms and conditions of the Clawback Policy. Further, by accepting any Award under this Plan, each Participant agrees (or has agreed) to fully cooperate with and assist the Company in connection with any of such Participant’s obligations to the Company pursuant to the Clawback Policy, and agrees (or has agreed) that the Company may enforce its rights under the Clawback Policy through any and all reasonable means permitted under applicable law as it deems necessary or desirable under the Clawback Policy, from and after the effective date thereof. Such cooperation and assistance shall include, but is not limited to, executing, completing and submitting any documentation necessary to facilitate the recovery or recoupment by the Company from such Participant of any such amounts, including from such Participants’ accounts or from any other compensation, to the extent permissible under Section 409A of the Code.
(b)  Otherwise, any Award Agreement (or any part thereof) may provide for the cancellation or forfeiture of an Award or the forfeiture and repayment to the Company of any gain or earnings related to an Award (or other provisions intended to have similar effects), including upon such terms and conditions as may be determined by the Board or the Committee in accordance with the Clawback Policy or any applicable laws, rules, regulations or requirements that impose mandatory clawback or recoupment requirements under the circumstances set forth in such laws, rules, regulations or requirements in effect from time to time (including as may operate to create additional rights for the Company with respect to such Awards and the recovery of amounts or benefits relating thereto).

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19.11 Whistleblower Protection. Notwithstanding anything in this Plan or an Award Agreement to the contrary, (a) nothing in this Plan or in an Award Agreement or otherwise limits a Participant’s right to any monetary award offered by a government-administered whistleblower award program for providing information directly to a government agency (including the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act, the Dodd-Frank Wall Street Reform and Consumer Protection Act or The Sarbanes-Oxley Act of 2002); and (b) nothing in this Plan or in an Award Agreement prevents a Participant from providing, without prior notice to the Company, information to governmental authorities regarding possible legal violations or otherwise testifying or participating in any investigation or proceeding by any governmental authorities regarding possible legal violations, and for purpose of clarity a Participant is not prohibited from providing information voluntarily to the Securities and Exchange Commission pursuant to Section 21F of the Exchange Act.
19.12 Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts located in Chicago, Illinois, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.
Dated:

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Appendix B

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
CARS.COM INC.
Cars.com Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), pursuant to Sections 242 and 245 of the General Corporation Law of the State of Delaware, as it may be amended and supplemented (the “DGCL”), hereby certifies as follows:
A.	The name of the Corporation is Cars.com Inc.
B.
The original certificate of incorporation was filed with the Secretary of State of the State of Delaware on August 26, 2016 and amended on May 9, 2017 (as amended, the “original certificate of incorporation”).

C.
This Amended and Restated Certificate of Incorporation amends, restates and integrates the original certificate of incorporation and has been duly adopted in accordance with the provisions of Sections 242 and 245 of the DGCL by the written consent of the sole stockholder of the Corporation in accordance with Section 228 of the DGCL.

D.	The text of the original certificate of incorporation is hereby amended and restated to read herein as set forth in full.
E.	This Amended and Restated Certificate of Incorporation shall be effective at 11:58 p.m., Eastern Time, on May 31, 2017.
ARTICLE I
NAME OF CORPORATION
The name of the Corporation is Cars.com Inc.
ARTICLE II
REGISTERED OFFICE; REGISTERED AGENT
The address of the Corporation’s registered office in the State of Delaware is 1209 Orange Street in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is the Corporation Trust Company.
ARTICLE III
PURPOSE
The purpose of the Corporation is to engage in any lawful act or activity for which 2 corporations may be organized under the DGCL.
ARTICLE IV
STOCK
Section 1. Authorized Stock. The total number of shares of capital stock that the Corporation shall have authority to issue is 305,000,000 shares, consisting of (a) 300,000,000 shares of common stock, par value $0.01 per share (the “Common Stock”), and (b) 5,000,000 shares of preferred stock, par value $0.01 per share (the “Preferred Stock”).

Cars.com Inc.	2025 Proxy Statement	B-1

Appendix B
Section 2. Common Stock. Except as may otherwise be provided in this Amended and Restated Certificate of Incorporation, in a Preferred Stock Designation (as hereinafter defined), or as required by law, the holders of outstanding shares of Common Stock shall have the right to vote on all questions to the exclusion of all other stockholders, each holder of record of Common Stock being entitled to one vote for each share of Common Stock standing in the name of the stockholder on the books of the Corporation.
Section 3. Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series. The Board of Directors of the Corporation (the “Board of Directors”) (or any committee to which it may duly delegate the authority granted in this Article IV) is hereby empowered to authorize the issuance from time to time of shares of Preferred Stock in one or more series, for such consideration and for such corporate purposes as the Board of Directors (or such committee thereof) may from time to time determine, and by filing a certificate (hereinafter referred to as a “Preferred Stock Designation”) pursuant to applicable law of the State of Delaware as it presently exists or may hereafter be amended to establish from time to time for each such series the number of shares to be included in each such series and to fix the designations, powers, rights and preferences of the shares of each such series, and the qualifications, limitations and restrictions thereof to the fullest extent now or hereafter permitted by this Amended and Restated Certificate of Incorporation and the laws of the State of Delaware, including, without limitation, voting rights (if any), dividend rights, dissolution rights, conversion rights, exchange rights and redemption rights thereof, as shall be stated and expressed in a resolution or resolutions adopted by the Board of Directors (or such committee thereof) providing for the issuance of such series of Preferred Stock. Each series of Preferred Stock shall be distinctly designated. The authority of the Board of Directors with respect to each series of Preferred Stock shall include, but not be limited to, determination of the following:
(i)	the designation of the series, which may be by distinguishing number, letter or title;
(ii)
the number of shares of the series, which number the Board of Directors may thereafter (except where otherwise provided in the Preferred Stock Designation) increase or decrease (but not below the number of shares thereof then outstanding);

(iii)	the amounts payable on, and the preferences, if any, of shares of the series in respect of dividends, and whether such dividends, if any, shall be cumulative or noncumulative;
(iv)	dates at which dividends, if any, shall be payable;
(v)	the redemption rights and price or prices, if any, for shares of the series;
(vi)	the terms and amount of any sinking fund provided for the purchase or redemption of shares of the series;
(vii)	the amounts payable on, and the preferences, if any, of shares of the series in the event of any voluntary or involuntary liquidation, dissolution or winding up of the affairs of the Corporation;
(viii)
whether the shares of the series shall be convertible into or exchangeable for shares of any other class or series, or any other security, of the Corporation or any other corporation, and, if so, the specification of such other class or series or such other security, the conversion or exchange price or prices or rate or rates, any adjustments thereof, the date or dates at which such shares shall be convertible or exchangeable and all other terms and conditions upon which such conversion or exchange may be made;

(ix)	restrictions on the issuance of shares of the same series or of any other class or series; and
(x)	the voting rights, if any, of the holders of shares of the series.

B-2	Cars.com Inc.	2025 Proxy Statement

Appendix B
ARTICLE V
TERM
The term of existence of the Corporation shall be perpetual.
ARTICLE VI
BOARD OF DIRECTORS
Section 1. Number of Directors. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the number of directors shall be fixed from time to time exclusively pursuant to a resolution adopted by a majority of the total number of directors that the Corporation would have if there were no vacancies (the “Whole Board”). No decrease in the number of authorized directors constituting the Whole Board shall shorten the term of any incumbent director.
Section 2. Term of Office. Subject to the rights of the holders of any series of Preferred Stock to elect directors under specified circumstances, the directors shall be elected at the annual meeting of the stockholders for a term expiring at the next succeeding annual meeting of the stockholders, with each director to hold office until such director’s successor shall have been duly elected and qualified or until his earlier death, resignation or removal.
Section 3. Stockholder Nomination of Director Candidates. Advance notice of stockholder nominations for the election of directors and of any stockholder proposals to be considered at an annual stockholder meeting shall be given in the manner provided in the Amended and Restated Bylaws of the Corporation (the “Bylaws”).
Section 4. Newly-Created Directorships and Vacancies. Subject to applicable law and the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, and unless the Board of Directors otherwise determines, vacancies resulting from death, resignation, retirement, disqualification, removal from office or other cause, and newly created directorships resulting from any increase in the authorized number of directors, may be filled only by the affirmative vote of a majority of the remaining directors, though less than a quorum of the Board of Directors, and in the event that there is only one director remaining in office, by such sole remaining director, and directors so elected shall hold office until the next succeeding annual meeting of stockholders following such director’s election and until such director’s successor shall have been elected and qualified.
Section 5. Removal. Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any director, or the entire Board of Directors, may be removed from office at any time with or without cause by the affirmative vote of the holders of a majority of the voting power of all of the then-outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors (the “Voting Stock”), voting together as a single class.
ARTICLE VII
STOCKHOLDER ACTION
Section 1. Stockholder Action by Written Consent. Subject to the rights of the holders of any series of Preferred Stock with respect to such series of Preferred Stock, any action required or permitted to be taken by the stockholders of the Corporation must be effected at an annual or special meeting of stockholders of the Corporation and may not be effected by any consent in writing by such stockholders.

Cars.com Inc.	2025 Proxy Statement	B-3

Appendix B
Section 2. Special Meetings of Stockholders. Subject to the rights of the holders of any series of Preferred Stock, special meetings of the stockholders may be called only by or at the direction of the Chairman of the Board of Directors or the Board of Directors pursuant to a resolution adopted by a majority of the Whole Board, and any power of stockholders to call a special meeting is specifically denied.
ARTICLE VIII
AMENDMENTS TO BYLAWS
In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the Corporation is expressly authorized to make, alter and repeal the Bylaws, subject to the power of the stockholders of the Corporation to alter or repeal the Bylaws under applicable law as it presently exists or may hereafter be amended.
ARTICLE IX
DIRECTOR AND OFFICER LIABILITY
To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended, no director or officer of the Corporation shall be personally liable either to the Corporation or to any of its stockholders for monetary damages for breach of fiduciary duty as a director or officer. Any amendment or modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director or officer of the Corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal. If the DGCL hereafter is amended to further eliminate or limit the liability of a director or officer, then a director or officer of the Corporation, in addition to the circumstances in which a director or officer is not personally liable as set forth in the preceding sentence, shall not be liable to the fullest extent permitted by the amended DCGL.
ARTICLE X
INDEMNIFICATION
Section 1. Indemnification. Each person who was or is made a party to or is threatened to be made a party to or is otherwise involved in any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was, at any time during which this Article X is in effect (whether or not such person continues to serve in such capacity at the time any indemnification or advancement of expenses pursuant hereto is sought or at the time any Proceeding relating thereto exists or is brought), a director or officer of the Corporation or, while serving as a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, trustee, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation (a “Covered Person”), whether the basis of such Proceeding is alleged action in an official capacity as a director, officer, trustee, employee or agent or in any other capacity while serving as a director, officer, trustee, employee or agent, shall be (and shall be deemed to have a contractual right to be) indemnified and held harmless by the Corporation (and any successor of the Corporation by merger or otherwise) to the fullest extent authorized by the DGCL, as the same exists or may hereafter be amended or modified from time to time (but, in the case of any such amendment or modification, only to the extent that such amendment or modification permits the Corporation to provide greater indemnification rights than said law permitted the Corporation to provide prior to such amendment or modification), against all expense, liability and loss (including attorneys’ fees, judgments, fines, excise taxes under the Employee Retirement Income Security Act of 1974, as amended from time to time (“ERISA”), or penalties and amounts paid

B-4	Cars.com Inc.	2025 Proxy Statement

Appendix B
or to be paid in settlement) reasonably incurred or suffered by such Covered Person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, trustee, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in Section 3 of this Article X, the Corporation shall indemnify any such Covered Person in connection with a Proceeding (or part thereof) initiated by such person only if such Proceeding (or part thereof) was authorized by the Board of Directors.
Section 2. Mandatory Advancement of Expenses. To the fullest extent authorized by the DGCL as the same exists or may hereafter be amended or modified from time to time (but, in the case of any such amendment or modification, only to the extent that such amendment or modification permits the Corporation to provide greater rights to advancement of expenses than said law permitted the Corporation to provide prior to such amendment or modification), each Covered Person shall have (and shall be deemed to have a contractual right to have) the right, without the need for any action by the Board of Directors, to be paid by the Corporation (and any successor of the Corporation by merger or otherwise) the expenses incurred in connection with any Proceeding in advance of its final disposition (an “Advance of Expenses”), such Advance of Expenses to be paid by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the claimant requesting such Advance of Expenses from time to time; provided, however, that if the DGCL requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not, except to the extent specifically required by applicable law, in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) shall be made only upon delivery to the Corporation of an undertaking (hereinafter, the “Undertaking”) by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right of appeal (a “final disposition”) that such director or officer is not entitled to be indemnified for such expenses under this Article X or otherwise.
Section 3. Right of Claimant to Bring Suit. (1) If a claim for indemnification under this Article X is not paid in full by the Corporation within 30 days after a written claim has been received by the Corporation, or (2) if a request for an Advance of Expenses under Section 2 of this Article X is not paid in full by the Corporation within 20 days after a statement pursuant to Section 2 of this Article X and the required Undertaking, if any, have been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim for indemnification or request Advance of Expenses and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action that, under the DGCL, the claimant has not met the standard of conduct which makes it permissible for the Corporation to indemnify the claimant for the amount claimed or that the claimant is not entitled to the requested Advance of Expenses, but (except where the required Undertaking, if any, has not been tendered to the Corporation) the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel (as defined in the Bylaws of the Corporation) or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the DGCL, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

Cars.com Inc.	2025 Proxy Statement	B-5

Appendix B
Section 4. Contract Rights; Amendment and Repeal; Non-Exclusivity of Rights.
(A) All of the rights conferred in this Article X, as to indemnification, any Advance of Expenses and otherwise, shall be contract rights between the Corporation and each Covered Person to whom such rights are extended that vest at (or, in the case of any Covered Person who was a director or officer of the Corporation immediately prior to the effectiveness of this Article X, deemed to have vested as of) the commencement of such Covered Person’s service to or at the request of the Corporation and (1) any amendment or modification of this Article X that in any way diminishes or adversely affects any such rights shall be prospective only and shall not in any way diminish or adversely affect any such rights with respect to such person, and (2) all of such rights shall continue as to any Covered Person who has ceased to be a director or officer of the Corporation or ceased to serve at the Corporation’s request as a director, officer, trustee, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, as described herein, and shall inure to the benefit of such Covered Person’s heirs, executors and administrators.
(B) All of the rights conferred in this Article X, as to indemnification, any Advance of Expenses and otherwise, (i) shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of this Amended and Restated Certificate of Incorporation, provision of the Bylaws, agreement, vote of stockholders or Disinterested Directors (as such term is defined in the Bylaws of the Corporation) or otherwise and (ii) cannot be terminated by the Corporation, the Board of Directors or the stockholders of the Corporation with respect to such person’s service prior to the date of such termination.
Section 5. Insurance; Other Indemnification and Advancement of Expenses.
(A) The Corporation may maintain insurance, at its expense, to protect itself and any current or former director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.
(B) The Corporation may, to the extent authorized from time to time by the Board of Directors or the Chief Executive Officer, grant rights to indemnification and rights to advancement of expenses incurred in connection with any Proceeding in advance of its final disposition, to any current or former employee or agent of the Corporation to the fullest extent of the provisions of this Article X with respect to the indemnification and advancement of expenses of current or former directors and officers of the Corporation.
Section 6. Reliance. Any Covered Person who after the date of the adoption of this Amended and Restated Certificate of Incorporation becomes or remains a director or officer of the Corporation shall be conclusively presumed to have relied on the rights to indemnification, Advance of Expenses and any other rights contained in this Article X in entering into or continuing such service. The rights conferred in or pursuant to this Article X to indemnification, Advance of Expenses or otherwise shall apply to claims made against a Covered Person arising out of acts or omissions which occurred or occur both prior and subsequent to the adoption hereof.
Section 7. Severability. If this Article X or any portion hereof shall be held by any court of competent jurisdiction to be invalid, illegal or unenforceable for any reason whatsoever, then the Corporation shall nevertheless indemnify each person entitled to indemnification pursuant to Section 1 of this Article X as to all expense, liability and loss (including attorneys' fees and related disbursements, judgments, penalties, fines, ERISA excise taxes and penalties, and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person and for which indemnification is available to such person

B-6	Cars.com Inc.	2025 Proxy Statement

Appendix B
pursuant to this Article X to the fullest extent permitted by any applicable portion of this Article X that shall not have been invalidated and to the fullest extent permitted by applicable law. To the fullest extent possible, the provisions of this Article X (including, without limitation, each such portion of any paragraph of this Article X containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.
ARTICLE XI
FORUM AND VENUE
Unless the Corporation consents in writing to the selection of an alternative forum (an “Alternative Forum Consent”), the sole and exclusive forum for (a) any derivative action or proceeding brought on behalf of the Corporation, (b) any action asserting a claim for or based on a breach of a fiduciary duty owed by any current or former director or officer or other employee of the Corporation to the Corporation or to the Corporation’s stockholders, including a claim alleging the aiding and abetting of such a breach of fiduciary duty, (c) any action asserting a claim against the Corporation or any current or former director or officer or other employee of the Corporation arising pursuant to any provision of the DGCL, this Amended and Restated Certificate of Incorporation or the Bylaws (as they may be amended from time to time), (d) any action asserting a claim related to or involving the Corporation that is governed by the internal affairs doctrine, or (e) any action asserting an “internal corporate claim” as that term is defined in Section 115 of the DGCL shall be a state court located within the State of Delaware (or, if no state court located within the State of Delaware has jurisdiction, the federal court for the District of Delaware). The existence of an Alternative Forum Consent as to one action or claim shall not act as a waiver of the Corporation’s ongoing consent right as set forth above in this Article XI with respect to any other action or claim.
ARTICLE XII
AMENDMENTS
In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware as they presently exist or may hereafter be amended, the Corporation may from time to time alter, amend, repeal or adopt, in whole or in part, any provisions of this Amended and Restated Certificate of Incorporation.

Cars.com Inc.	2025 Proxy Statement	B-7

CARS COMMERCE™

300 S. Riverside Plaza, Chicago, IL 60606

©2025 Cars.com, LLC™. All rights reserved.

Preliminary Proxy Card - Subject to Completion

CARS COMMERCE™

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Code above**

Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 p.m. Eastern Time on June 3, 2025. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/CARSCOMMERCE2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
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Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V61403-P20707

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THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

CARS.COM INC.

The Board of Directors recommends you vote FOR each of the eleven (11) Director Nominees listed in Proposal 1:

	For All	Withhold All	For All Except
1. Election of Directors.	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

01) Jerri DeVard
02) Scott Forbes
03) Jill Greenthal
04) Thomas Hale
05) Michael Kelly
06) Donald A. McGovern, Jr.
07) Greg Revelle
08) Jenell R. Ross
09) Bala Subramanian
10) T. Alex Vetter
11) Bryan Wiener

The Board of Directors recommends you vote FOR Proposals 2, 3, 5 and 6, and 1 YEAR for Proposal 4.

	1 Year	2 Years	3 Years	Abstain
4. Advisory Approval on the frequency of future advisory votes to approve Executive Officer Compensation (Say on Frequency).	☐	☐	☐	☐

	For	Against	Abstain
5. Approval of the Amended and Restated Cars.com Inc. Omnibus Incentive Compensation Plan.	☐	☐	☐
6. Approval of an amendment to Amended and Restated Certificate of Incorporation of Cars.com Inc. for Exculpation of Officers.	☐	☐	☐

NOTE: In their discretion, the proxy holders are authorized to vote upon such other business, if any, as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

V61404-P20707

CARS.COM INC.
Annual Meeting of Stockholders
June 4, 2025 at 9:30 a.m. CT
This proxy is solicited by the Board of Directors

The undersigned hereby appoint(s) Sonia Jain and Angelique Strong Marks, and each of them individually, as proxies, each with full power of substitution, to vote all shares of Common Stock of Cars.com Inc., which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Cars.com Inc. held virtually at www.virtualshareholdermeeting.com/CARSCOMMERCE2025 on Wednesday, June 4, 2025 at 9:30 a.m. CT, or at any adjournment or postponement thereof, upon the matters set forth on the reverse side of this ballot and described in the accompanying Proxy Statement and any other matter that may properly come before the meeting.

IF NO DIRECTION IS MADE, THE APPOINTED PROXIES WILL VOTE: (A) “FOR” THE ELECTION OF THE DIRECTOR NOMINEES NAMED ON THE REVERSE SIDE, (B) IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS ON THE OTHER MATTERS REFERRED TO ON THE REVERSE SIDE AND (C) IN THE DISCRETION OF THE PROXIES UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING, OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

Continued and to be signed on reverse side